Exhibit (c)(5)

513620 v3 (NYDOCS1)

Confidential

Presentation to the Board of Directors of

CONGO

JANUARY 16, 2002

CREDIT SUISSE | FIRST BOSTON

TABLE OF CONTENTS

MARKETING PROCESS - COMMUNITY CENTERS

TIMELINE OF EVENTS - COMMUNITY CENTERS

- **FEBRUARY 26, 2001**
  Board meeting. Discussion included Community Center strategy
- **MARCH 5, 2001**
  Congo expands role of CSFB to include Community Centers
- **APRIL 2, 2001**
  Conference call to discuss Community Center projections
- **APRIL 3, 2001**
  Began sending Confidentiality Agreements to Potential Bidders
- **MAY 20, 2001**
  ICSC. Meeting with Community Center buyers
- **MAY 31, 2001**
  Began sending Executive Summary Offering Memorandum (1st book on Community Centers)
- **JUNE 9, 2001**
  Began sending Property Detail Offering Memorandum (2nd book on Community Centers)
- **JUNE 29, 2001**
  Began receiving preliminary indications of interest
- **WEEK OF JULY 16TH**
  CSFB commences a round of conference calls with bidders to further discuss their proposals
- **JULY 20, 2001**
  Requested bids for Towne Centre, Mount Pleasant, SC, from prospects interested in purchasing the asset
- **JULY 25, 2001**
  Meeting with Special Committee to review bids and preliminary valuation
- **JULY 30, 2001**
  Meeting with Lazard Freres to discuss property by property issues

TIMELINE OF EVENTS

AUGUST 1, 2001

CSFB and Lazard Freres met in North Carolina to discuss property/leasing issues with Management Team

WEEK OF AUGUST 6TH

CSFB and Lazard visited Community Center properties

WEEK OF AUGUST 13TH

Updated bidders as to the Process and structure of the Transaction

AUGUST 22, 2001

Board Meeting. Presentation included discussion of Community Center marketing process, valuation and industry trends

SEPTEMBER 5, 2001

CSFB met with Lazard and Special Committee to discuss potential transaction structures

SEPTEMBER 25, 2001

Closing of the sale of the Outlet Portfolio to Chelsea Property Group

OCTOBER 5, 2001

Sent bidders a final bid request letter along with a new Offering Memorandum containing corporate information (3rd book on Community Centers)

WEEK OF OCTOBER 22ND

Bidders visited Congo for due diligence discussions

NOVEMBER 1, 2001

Final Bids due for Company transaction

TIMELINE OF EVENTS

- **WEEK OF NOVEMBER 5TH**

  CSFB begins calling bidders to clarify offers and to encourage others to submit proposals

- **NOVEMBER 12TH**

  Board Meeting - Presentation included discussion of the final bids received for the Company

- **NOVEMBER 20TH**

  Supplemental book on Kenya prepared for Board review

- **WEEK OF NOVEMBER 26TH**

  CSFB follow-up with bidders. Includes conference calls with Kenya, Cameroon and Ivory Coast. Cohen & Steers participates in Kenya call

- **WEEK OF DECEMBER 10TH**

  CSFB begins negotiations with purchaser of Mt. Pleasant property

- **WEEK OF DECEMBER 17TH**

  Congo Team, CSFB and Lazard visited Kenya offices and properties for due diligence

- **WEEK OF JANUARY 7TH**

  CSFB performs additional property tours on Kenya assets

EVALUATION PROCESS SUMMARY

CSFB has summarized below the marketing process undertaken for the Company.

Bid Process

- **CSFB targeted and called 128 prospects for the Community Center Portfolio**
- **Of the parties targeted, 103 parties were sent Confidentiality Agreements ("CA") beginning April 3, 2001**
- **100 Executive Summaries of the Community Center Portfolio were sent beginning May 31, 2001**
- **58 parties executed the CA and were sent more detailed property information beginning June 9, 2001**
- **21 indications of interest were received beginning on June 29, 2001**
  - 13 bids were received for the entire portfolio
  - 4 bids were received for part of the portfolio
  - 4 letters were received describing general interest without pricing
- **8 parties were sent a letter requesting final (second round) bids on October 5, 2001**
  - Proposals were requested for the Company and/or the Community Center Portfolio
- **The bid request letter specified, in detail, the process that the bidders were to take, including a request that they conduct <u>extensive due diligence</u> as part of their final offer**
  - Asset level due diligence including review of cash flows, debt, physical, environmental, title, etc.
  - Company level due diligence including review of corporate records, employee matters, financial information, operations, etc.
  - CSFB spent significant time educating the bidders on the process, the assets and the Company

INDICATIONS OF INTEREST - FIRST ROUND

CSFB received preliminary indications of interest with pricing from 17 prospects regarding the Community Center Portfolio. Of those, eight were invited to submit second round bids.

COMMUNITY CENTER PORTFOLIO

IRT Property Company	Lend Lease Real Estate Investments	Price Enterprises/Excel Legacy
New Plan Excel Realty Trust	Kramont Realty Trust	Faison Capital Advisors
Equity Investment Group	Kimco Realty Corporation	Sterling Centre Corp.
Inland Real Estate Acquisitions	Archon Group (Goldman, Sachs & Co.)	Stoltz Management
Equity One		

SELECT NUMBER OF PROPERTIES

Coventry Real Estate Partners	The Crosland Group	Sin Fin Corporation
S&S Management/Perrine & Wheeler		

SECOND ROUND PROSPECTS

IRT Property Company	Equity One	Archon Group (Goldman, Sachs & Co.)
New Plan Excel Realty Trust	Kramont Realty Trust	Price Enterprises/Excel Legacy
Equity Investment Group	Kimco Realty Corporation	

SUMMARY OF SECOND ROUND BIDS

Second Round bids were requested from the eight parties that had higher indications of value combined with the ability and capacity to close a transaction.

- **Of the eight invited bidders, second round acquisition proposals were received from four: Kenya, Cameroon, Angola and Ethiopia. CSFB spent extensive amounts of time educating all second round bidders as to the process and the Company**

  Of the four, **Kenya** has conducted considerable due diligence and hired financial and legal advisors

  Cameroon initially indicated that it would not participate in the process; however, they eventually bid for the community center assets only, having performed limited due diligence

  Angola has performed a thorough review of the assets but did not meet with management

  Ethiopia, after having been included in the process for a long period of time, did not pursue the transaction aggressively but eventually submitted a bid on the community center assets

- **Ivory Coast was negotiating with two equity partners including GE and a high net worth individual regarding the creation of an off balance sheet venture to acquire Congo**

  Ivory Coast performed extensive due diligence including having visited the properties and reviewed rent rolls, sales figures, capex requirements, environmental, structural, leasing, loans, etc.

  They did not submit a bid in the second round

SUMMARY OF SECOND ROUND DECLINES

A number of bidders withdrew from the second round after having spent considerable time reviewing the Company.

- **After reviewing each individual asset, Price Legacy indicated that they are "unwilling to purchase this portfolio at the present time in its current condition"**

  A team of their analysts reviewed the assets with the sustainability of NOI in mind focusing on location, ability to retain tenants, ability to fill vacancies, market rents, demographics, growth and potential return on investment

  They rated 65% of the portfolio as either grade "C" or "D"

  They would entertain an arrangement to take the property management, leasing and redevelopment responsibilities while retaining an option to purchase the Company

- **After reviewing each asset and spending a day with management on October 25th, New Plan Excel decided that they were no longer interested in the Company**

  New Plan Excel, partnered with Transwestern, performed extensive due diligence (having been involved in the process since the beginning of the Outlet Portfolio sale) including having visited the properties and reviewed rent rolls, sales figures, capex requirements, environmental, structural, leasing, loans etc.

- **Equity One, on October 23rd, decided that they would not pursue the acquisition of the Company**

  They indicated that they were looking at other opportunities in the sector

FINAL ROUND OF BIDS

CSFB went back to all second round bidders to request final bids and to encourage them to explore an entity bid. Kenya and Archon were the only two bidders that submitted final bids.

- **Kenya**

  CSFB requested that Kenya reevaluate certain assumption in their bid, namely the balance sheet items that would be assumed at closing and their treatment of the preferred stock

  - On December 6, 2001, Kenya sent a revised bid that showed that they would be willing to roll the preferred stock over onto their balance sheet at the effective common stock conversion rate

  CSFB began extensive due diligence on Kenya including a three day visit to their headquarters, a detailed analysis of their properties on an asset by asset basis and tours of properties representing 40% of their NOI

  On January 15, 2002, Kenya sent a letter to CSFB and Congo to affirm their interest in the proposed acquisition and to highlight certain items

  - Kenya would be willing to consider registering shares of Lazard so that they could be sold after a 12-month lock-out period
  - They believe that the transaction represents a 9.9% cap rate on NOI which they compare to the recent acquisition proposal of CenterAmerica by New Plan Excel which is estimated to be at a 10% cap rate
  - They reiterated their intention to create value in the combined portfolio through active management

- **Angola**

  Angola continued to analyze the Company as well as the Las Vegas and Carolina Bay assets in order to bid for the whole Company

  After extensive review, Angola submitted a revised offer on January 7, 2001 for all the Company's assets

  Requested 90 days due diligence with the ability to back out for any reason

FINAL ROUND DECLINES

Cameroon, Ivory Coast and Ethiopia decided not to bid in the final round.

- **Cameroon**

  On November 16, 2001, Cameroon resubmitted an asset bid on for the Company that assumed that the joint venture properties were 100% owned

  In December, Cameroon indicated that they may be interested in evaluating a more structured transaction for possibly the shares

  On January 13, 2002, Cameroon indicated that they were no longer interested in pursuing a transaction citing the current increased risk of their Kmart stores thus decreasing their appetite to take on a portfolio as risky as Congo's

- **Ivory Coast**

  Ivory Coast continued to work with GE capital in order to submit a bid, which would have been structured as an off-balance sheet JV between the two

  On January 14, 2002 Ivory Coast indicated they would not bid on the transaction as the transaction was not approved by their capital source, GE

  GE did not approve the deal citing the number of small properties in Congo's portfolio and their past difficulty in liquidating properties of that size

  They verbally indicated that the bid taken to committee was $1.30 to $1.50 per share in cash, excluding Millpond, Las Vegas and Carolina Bay, which would be left in a liquidating trust whose proceeds would be distributed to existing shareholders in the future at those assets were sold and their respective debt was paid off

  Off-balance sheet JV necessary for Ivory Coast to maintain its credit rating

- **Ethiopia**

  In December, Ethiopia indicated that they were no longer interested in pursuing a transaction

COMMUNITY CENTER BIDS

SECOND ROUND BID SUMMARY

Four second round bids were received for consideration.

	KENYA	CAMEROON	ANGOLA	ETHIOPIA
Bid Type	Share Bid	Asset Bid	Asset Bid	Asset Bid
Tender	Cash & Stock	Cash	Cash	Cash
Bid - 37 Community Centers	$304.7 million (1)(2)	$312.3 million	$292.7 million (3)	$275 million
Bid - Company	$310.1 million (1)	NA	NA	NA
Bid - Equity	$59.1 million (1)	NA	NA	NA
Due Diligence	45 days	60 business days	60 days	NA
Closing	30 days	30 business days	15 days	NA
Contingencies	Specific contingencies related to the Company's cash balance, assets for sale, joint ventures, etc.	Open ended right to back out of transaction for any reason over the 60 day due diligence period	Open ended right to back out of transaction for any reason over the 60 day due diligence period. Contingencies related to structural repairs, deferred maintenance or environmental remediation. Would evaluate possibility of doing an entity deal if given a 60-day exclusive due diligence period	NA
Financing	Cash to come from line of credit with $18.5 million availability plus cash on Congo's balance sheet. Cohen & Steers to invest $50 million in common stock simultaneous with merger	Line of Credit	Cash from Financial Sponsor	NA
Total Timing	75 days	90 business days (116 days)	75 days	NA

(1) Subject to the assumptions and contingencies further described on the following pages.
(2) Includes $4.25 million of value for outparcels. This bid represents a price of $312.5 million for the portfolio of 38 assets described in previous board meetings if we add $7.5 million for Shoreside (sold by Company).
(3) Angola bid includes value for Las Vegas and Carolina Bay.

SECOND ROUND BID COMPARISON

($ in millions, except per share amounts)

	Kenya Adjusted (5)	Cameroon Adjusted (5)	Angola Adjusted (5)	Ethiopia Adjusted (5)
Type of Deal	Company	Asset	Asset	Asset
Real Estate				
36 Community Center				
Millpond				
37 Community Center	$300.4	$312.3	$292.7	$275.0
Las Vegas	$8.0	$8.0	$0.0	$8.0
Nashville	$5.4	$5.4	$5.4	$5.4
Carolina Bay, Net	$5.5	$5.5	$0.0	$5.5
RMC	$0.0	$0.0	$0.0	$0.0
Outparcels	$4.3	0.0	$0.0	0.0
Total Other Real Estate (1)	$23.2	18.9	$5.4	18.9
Total Real Estate Value	$323.6	331.2	$298.1	293.9
Unrestricted Cash (2)	$12.3	$12.3	$12.3	$12.3
Other Assets				
Account Receivable	$6.3	$6.3	$6.3	$6.3
Restricted Cash	$4.6	$4.6	$4.6	$4.6
Note Receivable	$0.5	$0.5	$0.5	$0.5
Other Assets	$11.3	$11.3	$11.3	$11.3
Other Liabilities				
Security Deposits	$0.7	$0.7	$0.7	$0.7
Taxes Owed	$2.0	$2.0	$2.0	$2.0
Severance - Already Departed	$0.6	$0.6	$0.6	$0.6
Outstanding Litigation	$2.9	$2.9	$2.9	$2.9
Property Payables	$3.4	$3.4	$3.4	$3.4
Prepaid Rent	$0.7	$0.7	$0.7	$0.7
Other Liabilities	$10.3	$10.3	$10.3	$10.3
Liabilities				
Deferred Repairs and Maintenance	$2.7	$2.7	$2.7	$2.7
NPV of Lease Obligations	$0.7	$0.7	$0.7	$0.7
Transaction Costs				
Severance Reserve	$2.5	$3.5	$3.5	$3.5
Loan Assumption Cost (2)	$1.5	$8.6	$8.6	$8.6
Congo Fees	$2.2	$2.2	$2.2	$2.2
Fees & Expenses	$5.5	$4.5	$4.5	$4.5
Transactions Costs	$11.7	$18.8	$18.8	$18.8
Company Price	$321.8	$322.4	$289.3	$285.1
Assumption of Debt	$250.9	$250.9	$250.9	$250.9
Shareholder Value	$70.9	$71.4	$38.4	$34.1
Preferred Stock (3)	$4.4	$19.5	$19.5	$19.5
Common Shareholder Value	$66.53	$51.91	$18.86	$14.61
Number of Common Shares	33.1	33.1	33.1	33.1
Value per Share of Common Stock	$2.01	$1.57	$0.57	$0.44
Additional Net Proceeds from Sale of Mt. Pleasant (4)	$0.6	$0.6	$0.6	$0.6
Value per Share of Common Stock	$2.02	$1.58	$0.59	$0.46

(1) Kenya assumes that these assets are sold prior to closing (except for outparcels).
(2) Loan assumption for an Asset Sale will range between $1.5-$15.7 million. We use the average of $8.6 million.
(3) Preferred Stock is valued at its common conversion value based on the stock price for the transaction or at liquidation value if an asset sale.
(4) Net proceeds are based on a $55.0 purchase price less $0.5 in sales costs and $53.9, which represents Kenya's allocated value for the property.
(5) Adjustments based on estimates made by Congo and CSFB for balances as of 3/31/02.

CREDIT SUISSE | FIRST BOSTON

FINAL ROUND BID COMPARISON SUMMARY

Only two bids currently exist for Congo. Kenya's is clearly the better proposal.

	KENYA	RECOMMENDATION	ANGOLA
Community Center Bid (1)	**$304.7**	←	**$285.8**
Company Bid	**$310.1**	←	**$292.7 Asset Bid**
Financing	• Cash from Line of Credit & Stock	**Push**	• All Cash
Work Performed	• Extensive	←	• Moderate
Due Diligence Remaining	• Moderate	←	• Extensive
Timing	• 75 days total	←	• 105 days
Contingencies	• Detailed assumptions - reflects work	←	• Right to terminate for any reason
Debt Issues	• Lower cost of entity transaction	←	• Higher cost of asset sale - prepayment
Preferred Stock	• Preferred could be rolled over in an entity transaction	←	• A liquidation entitles preferred to liquidation preference
Approvals	• Board approval required	→	• Committee approval may be necessary
Flexibility	• Flexible with up to half of consideration in cash	←	• Not interested in Stock or Company deal
Closing Probability	• High	←	• Moderate
Recommendation	• Has performed extensive work • Lower cost of entity transaction • Higher probability of closing	←	• Performed less work • Costly to liquidate Company • Less certainty of closing

(1) Includes value for outparcels.

CREDIT SUISSE | FIRST BOSTON

CONGO VALUATION

VALUATION METHODOLOGY OVERVIEW

We have used three primary methodologies to assess the value range of Congo.

ANALYSIS	DESCRIPTION OF METHODOLOGY
Selected Public Company Multiples	Imply a valuation of the Company based on current market multiples of selected publicly traded community center companies.
Selected M&A Transactions	Imply a valuation of the Company based on multiples of selected community center merger and acquisition transactions.
Net Asset Value	Imply a valuation of the Company based on taking an underwritten Net Operating Income and applying a private market real estate cap rate appropriate for comparable retail property assets.

- **We then compared the valuation ranges applied by the above methodologies to the $2.02 per share implied by Kenya's bid**
- **It appears that the valuation methodologies yield valuations generally below the proposed purchase price by Kenya**

SUMMARY OF VALUATION RESULTS

Several valuation metrics were used to determine a valuation range for Congo.

Implied Price Per Share


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Price Per Share
$1.68
$1.07
$0.70
$0.50
$0.48
$1.75
$1.12
$0.67
$0.31
$0.67
$1.92
$1.51
$2.26
$1.47
$1.82
$0.97
Offer Price
$2.02
2001E(1) FFO/Share Multiple
2002P FFO/Share Multiple
2001 1H(1) EBITDA Multiple
LTM FFO/Share Multiple
2002P FFO/Share Multiple
2001 1H(1) EBITDA Multiple
Premium Paid
NAV with Conversion of Preferred
NAV with Liquidation of Preferred
Selected Public Company Multiples
Selected M&A Transaction Multiples

(1) Based on annualized 2001 1H pro forma for sale of outlets, Shoreside, excluding one-time charges and losses in jv's.

INTERPRETATION OF RESULTS

Valuation based on public market metrics are lower than the range calculated by the NAV analysis. Congo's prospects as a stand-alone public REIT are difficult, while realizing value through liquidation entails large friction costs.

- **Selected Public Company Multiples**

  The valuation range using selected public company multiples is $0.00 to $1.68 reflecting the fact that running Congo as a public Company is very costly and inefficient given its small size. G&A costs are so high that both EBITDA and FFO results will be low and these are the metrics that the public markets use to value REITs

- **Selected M&A Transaction Multiples**

  The valuation range using selected M&A transaction multiples is $0.00 to $1.92. The range obtained by EBITDA and FFO multiples are similar to those obtained by the comparable companies, yet the premiums paid valuation is higher. This may reflect the fact that transactions with premiums generally occurred with targets trading below their peers. The premiums thus help to bring the target's value close to the comparable company multiples

- **NAV**

  The valuation range without liquidating the preferred is $1.47 to $2.26 which is within the range of the bid. However, once one incorporates the cost of liquidating the preferred the range drops to $0.97 to $1.82

- **Conclusion**

  The NAV seems to capture the value of the real estate. However, liquidating would be costly. The cleanest way to capture value is to transfer the Company to an entity willing to pay for the real estate value with minimal transaction costs and frictions

SELECTED PUBLIC COMPANIES

The table below summarizes the range of values for Congo based upon reference ranges derived from current market trading multiples of select publicly-traded community center REITs.

- **The universe of publicly-traded shopping center companies is broad with 25 companies represented**
- **Of the companies examined, we viewed six as directly comparable: Acadia Realty, Equity One, IRT, JDN Realty, Mid Atlantic Realty and Ramco Gershenson**
- **We paid particular attention to the quality of assets, geographic concentration and market capitalization of each of the comparable companies**

Total Portfolio Value/	Portfolio Operating Data	Selected Public Companies Reference Range			Implied Equity Value Per Share(1)		
2001F FFO/share (3)	$0.17	6.3x	–	9.9x	$1.07	-	$1.68
2002P FFO/share	$0.07	7.1x	–	10.0x	$0.50	-	$0.70
2001 Pro Forma EBITDA 1HA (2)(3)	$22,580	9.8x	–	11.2x	$0.00	-	$0.48

(1) Assumes 35.3 million shares outstanding.
(2) Assumes $250.9 million of debt.
(3) Based on annualized 2001 1H pro forma for sale of outlets, Shoreside, excluding one-time charges and losses in jv's.

SELECTED M&A TRANSACTION

The analysis below summarizes the range of values for Congo based upon a reference range derived from transaction multiples of selected precedent mergers and acquisitions in the shopping center REIT industry.

- **In evaluating the transaction, we paid particular attention to the types of assets acquired**
- **We selected seven shopping center transactions that closed within the past two years**

	Enterprise Value/			
Target	**LQA EBITDA**	**LTM FFO**	**Forward FFO**	**1 Day Premium**
Centrefund Realty (2001)	10.1x	NA	8.5x	NA
UIRT (2001)	11.0x	9.9x	9.6x	22.1%
Burnham Pacific (2001)	NA	8.4x	NA	NA
First Washington (2001)	11.5x	10.3x	9.5x	25.3%
Western Properties (2000)	11.2x	8.6x	8.1x	0.8%
Bradley (2000)	10.5x	9.1x	8.4x	18.9%
Kranzco (2000)	9.1x	6.6x	4.4x	28.2%

Implied Congo Value

Total Enterprise Value/	Portfolio Operating Data	Selected M&A Transaction Reference Range			Implied Equity Value Per Share(1)		
Pro Forma 1HA EBITDA (2)(3)	$22,580	9.1x	–	11.5x	$0.00	–	$0.67
LTM FFO/share (3)	$0.17	6.6x	–	10.3x	$1.12	–	$1.75
Forward FFO/share	$0.07	4.4x	–	9.6x	$0.31	–	$0.67
Premium Paid	$1.50	0.8%	–	28.2%	$1.51	–	$1.92

(1) Assumes 35.3 million shares outstanding.
(2) Assumes $250.9 million of debt.
(3) Based on annualized 2001 1H pro forma for sale of outlets, Shoreside, excluding one-time charges and losses in jv's.

NAV VALUATION METHODOLOGY

CSFB has reviewed Congo's properties and leasing issues to determine an underwritten NOI. We have based our preliminary NAV valuation on this NOI and a range of market-based cap rates.

► General

We have reviewed leasing issues and assumptions for each property in order to determine a stabilized NOI

We modified NOI and valuation based upon capital requirements, leasing risks and potential upside

► Rent at Risk

Rent at risk represents tenancy issues that a buyer may view as potentially negative

- Moderate risk represents a risk with a low probability of causing a loss in rent but may still affect the center in some negative way. We reduced this rent by between 0% and 30%
- High risk represents tenants that have recently left or will likely leave in the near future. We reduced the rent of these tenants by 25% to 75%

Examples of rent at risk include economic occupancy, subleases, recent departures, pending departures and other risks

► Potential Upside

Potential upside represents positive leasing events that Congo may be given credit for. Typically, 50% of additional NOI generated

- Credit for pending and potential outparcel transactions
- A portion of additional rent from expansions by existing tenants
- New tenants taking currently vacant space (signed or pending signature)
- New tenants replacing tenants at risk to the extent additional rent above existing rent will be generated

PRELIMINARY VALUATION MATRIX

The Congo Community Center Portfolio can be broken into different subparts for valuation purposes using a range of underwritten NOIs.

(Dollars In Thousands)

OPERATING PROPERTIES

		Cap. Rate			
		10.5%	11.0%	11.5%	12.0%
NOI	$29,080	$276,956	$264,367	$252,873	$242,336
	28,045	267,097	254,956	243,871	233,710
	27,010	257,237	245,545	234,869	225,083

JOINT VENTURES

		Cap. Rate			
		10.5%	11.0%	11.5%	12.0%
NOI	$3,485	$33,192	$31,684	$30,306	$29,043
	3,373	32,122	30,662	29,329	28,107
	3,260	31,052	29,640	28,352	27,170

MILLPOND VILLAGE

		Cap. Rate			
		10.5%	11.0%	11.5%	12.0%
NOI	$3,031	$28,870	$27,558	$26,360	$25,262
	2,680	25,525	24,365	23,306	22,335
	2,329	22,180	21,172	20,251	19,407

DEF. MAINT.	($7,773)	($7,773)	($7,773)	($7,773)

COMMUNITY CENTER PORTFOLIO LESS DEFERRED MAINTENANCE

		Cap. Rate			
		10.5%	11.0%	11.5%	12.0%
NOI	$35,597	$331,246	$315,836	$301,766	$288,869
	34,098	316,971	302,210	288,732	276,378
	32,599	302,696	288,584	275,699	262,887

CONGO NAV CALCULATION

	NOI	Book Value	Adj.	Estimated Market Value @ NOI Cap. Rate of: 10.50%	10.75%	11.00%	11.25%	11.50%
Assets								
Total Community Centers (1)	$34,098			$324,744	317,192	309,983	303,094	296,505
Deferred Maintenance		(7,773)		(7,773)	(7,773)	(7,773)	(7,773)	(7,773)
Total Community Centers less Deferred Maintenance				$316,971	309,419	302,210	295,321	288,732
Las Vegas				$8,000	$8,000	$8,000	$8,000	$8,000
Nashville				5,400	5,400	5,400	5,400	5,400
Carolina Bay, Net				5,500	5,500	5,500	5,500	5,500
RMC Konover				-	-	-	-	-
Adjusted Real Estate Value				$335,871	328,319	321,110	314,221	307,632
Cash & Cash Equivalents		12,320	100%	12,320	12,320	12,320	12,320	12,320
Restricted Cash		4,600	100%	4,600	4,600	4,600	4,600	4,600
Accounts Receivable		6,300	100%	6,300	6,300	6,300	6,300	6,300
Note Receivable		479	100%	479	479	479	479	479
Total Assets		$15,926		$359,570	$352,018	$344,809	$337,920	$331,331
Liabilities								
Community Center Debt (2)		$250,913	100%	$250,913	$250,913	$250,913	$250,913	$250,913
Accounts Payable and Other Liabilities (3)		13,000	100%	13,000	13,000	13,000	13,000	13,000
Capital Lease Obligations		700	100%	700	700	700	700	700
Total Liabilities		$264,613		$264,613	$264,613	$264,613	$264,613	$264,613
less: Transaction Fees and Expenses as a % of Total Assets @ 1.0%				$3,596	$3,520	$3,448	$3,379	$3,313
less: Transaction Costs				3,000	3,000	3,000	3,000	3,000
less: Assumptions and Prepayment Penalties				8,600	8,600	8,600	8,600	8,600
Net Asset Value, After Transaction Costs				$79,761	$72,285	$65,148	$58,328	$51,805
Liquidation Value of Preferred (4)		19,517		19,517	19,517	19,517	19,517	19,517
Net Asset Value, After Payment of Liquidation Preference to Preferred				$60,244	$52,768	$45,631	$38,811	$32,288
Outstanding Shares & OP Units (5)				33,144	33,144	33,144	33,144	33,144
NAV/Share After Payment of Liquidation Preference to Preferred				**$1.82**	**$1.59**	**$1.38**	**$1.17**	**$0.97**
Current Price @ 1/11/02				**$1.50**	**$1.50**	**$1.50**	**$1.50**	**$1.50**
Premium/(Discount) to NAV				**(17.5%)**	**(5.8%)**	**9.0%**	**28.1%**	**54.0%**
Net Asset Value, Assuming Conversion of Preferred to Common				$79,761	$72,285	$65,148	$58,328	$51,805
Outstanding Shares & OP Units Assuming Conversion of Preferred to Common(6)				35,313	35,313	35,313	35,313	35,313
NAV/Share Assuming Theoretical Conversion of Preferred to Common				**$2.26**	**$2.05**	**$1.84**	**$1.65**	**$1.47**
Current Price @ 1/11/02				**$1.50**	**$1.50**	**$1.50**	**$1.50**	**$1.50**
Premium/(Discount) to NAV				**(33.6%)**	**(26.7%)**	**(18.7%)**	**(9.2%)**	**2.2%**

Notes:

1. Represents CSFB underwritten NOI as described above.
2. Balances as of 8/31/01, except for Falls Pointe which assumes debt amount projected upon stabilization ($9.5 million).
3. Excludes $3.7 million of liability related to KEYSOP shares which is accounted for in the share count.
4. Valued at $25.00 per share. Preferred shares are convertible into common stock at $9 per share (approx. 2.2 shares).
5. Includes 31,429K shares of common Stock, 907K O.P. Units, 259K Settlement Shares (Pat Minutti) and 549K KEYSOP.
6. Includes 31,429K shares of Common Stock, 907K O.P. Units, 259K Settlement Shares (Pat Minutti), 549K KEYSOP and conversion of 2,169K Preferred Shares.

CREDIT SUISSE | FIRST BOSTON

CONGO NAV SENSITIVITY

Congo NAV/Share After Payment of Liquidation Preference to Preferred

2002E NOI	Cap Rate (1)				
	12.00%	11.50%	11.00%	10.50%	10.00%
$31,000	-	$0.17	$0.54	$0.94	$1.38
$32,000	$0.08	$0.43	$0.81	$1.22	$1.68
$33,000	$0.33	$0.69	$1.08	$1.51	$1.97
$34,098	$0.61	$0.97	$1.38	$1.82	$2.30
$35,000	$0.83	$1.21	$1.62	$2.07	$2.57
$36,000	$1.08	$1.47	$1.89	$2.36	$2.87
$37,000	$1.33	$1.73	$2.16	$2.64	$3.17

Congo NAV/Share Assuming Conversion of Preferred to Common

2002E NOI	Cap Rate (1)				
	12.00%	11.50%	11.00%	10.50%	10.00%
$31,000	$0.40	$0.71	$1.06	$1.43	$1.85
$32,000	$0.63	$0.96	$1.31	$1.70	$2.13
$33,000	$0.86	$1.20	$1.57	$1.97	$2.41
$34,098	$1.12	$1.47	$1.84	$2.26	$2.71
$35,000	$1.33	$1.69	$2.07	$2.50	$2.97
$36,000	$1.57	$1.93	$2.33	$2.77	$3.25
$37,000	$1.80	$2.17	$2.58	$3.03	$3.53

POTENTIAL ISSUES AFFECTING VALUATION

There are numerous potential issues which could significantly affect value.

Costs associated with prepayment and assumption of indebtedness

The range of assumption costs/prepayment penalties is between $1.5 and $15.7 million. In the event of an entity level deal this cost could be as low as $1.5 million or less. However, in the event of an asset only transaction, penalties could reach as high as $15.7 million

Valuation of preferred stock

The method of valuation used by each bidder will have a significant impact, as the preferred stock can be valued at between $3.25 million (assuming present conversion) and $19.5 million (assuming present liquidation). Bidders will most likely use a valuation that is in between the conversion and liquidation values

Joint Ventures

There will be costs associated with buying the remaining interests in the Joint Ventures

CVR's

The cost to the company of the CVR's outstanding has yet to be determined

Litigation

There may be costs associated with on-going and future Congo litigation

Capex

The amount of capital needed to renovate and re-lease properties could vary greatly

Tenants

Recent departures of key tenants could negatively affect certain properties

Other Assets

The Company still needs to complete the sales of Las Vegas, Carolina Bay and RMC

NOL's

NOL's are not necessarily valuable to a REIT because they don't pay corporate taxes

Under certain circumstances, it may be valuable to other bidders

Closing Costs

Costs associated with a transaction could be large, including fees to advisors and attorneys as well as transfer taxes, title and inspections

DEBT ASSUMPTION / PREPAYMENT ANALYSIS

The costs of debt assumption/prepayment range from $1.1 to $15.7 million and would be on the lower end of the range in an entity transaction and in an asset level transaction somewhere in the range, depending on the outcome of negotiations with lenders.

(Dollars in Thousands)

NAME	MATURITY	RATE	LOAN BAL. YE 2001	ASSUMABLE	ASSUMPTION COST	PREPAY AVAIL.	PREPAY Penalty	YIELD MAINT.	PREPAY: YM OR PP	PREPAY COST	OPTIMISTIC SCENARIO	OPTIMISTIC COST	CONTRACTUAL SCENARIO	CONTRACTUAL COST	ASSET SALE BEST CASE	ASSET SALE WORST CASE	ENTITY SALE BEST CASE
Rolling Creek (2)	5/1/17	10.13%	$1,404,068	Yes	-	No	-	-	-	-	Assumption	No Cost	Assumption	No Cost	-	-	-
Brookwood Commons	7/1/15	9.13%	995,814	*	9,958	Yes	19,916	269,913	Yield Maint.	269,913	Assumption	9,958	Prepayment	269,913	9,958	269,913	-
Celebration at Six Forks (3)	12/1/02	8.48%	5,227,000	*	52,270	Yes	52,270	-	PP Penalty	52,270	Assumption	52,270	Prepayment	52,270	52,270	52,270	-
Dukes Plaza	3/1/07	8.70%	3,965,391	*	-	Yes	39,654	691,118	Yield Maint.	691,118	Assumption	No Cost	Prepayment	691,118	No Cost	691,118	-
Durham Festival	11/1/05	7.88%	6,356,426	*	63,564	Yes	63,564	978,144	Yield Maint.	978,144	Assumption	63,564	Prepayment	978,144	63,564	978,144	-
Keysville Square	7/1/15	9.13%	1,367,275	*	13,673	Yes	27,345	370,676	Yield Maint.	370,676	Assumption	13,673	Prepayment	370,676	13,673	370,676	-
Lake Pointe (4)	4/1/08	7.39%	10,737,383	*	53,687	Yes	214,748	1,634,414	Yield Maint.	1,634,414	Assumption	53,687	Assumption	53,687	53,687	53,687	53,687
Lenoir Festival I (5)	5/1/14	7.63%	3,185,000	*	31,850	Yes	-	643,510	Yield Maint.	643,510	Assumption	31,850	Prepayment	643,510	31,850	643,510	-
Market Square	11/1/15	8.37%	2,039,000	*	20,390	Yes	20,390	431,549	Yield Maint.	431,549	Assumption	20,390	Prepayment	431,549	20,390	431,549	-
Towne Centre (6)	1/1/11	7.58%	46,028,000	Yes	115,070	No	-		-	-	Assumption	115,070	Assumption	115,070	115,070	115,070	-
Towne Square	11/1/07	7.37%	14,618,000	*	73,090	Yes	-	2,318,789	Yield Maint.	2,318,789	Assumption	73,090	Prepayment	2,318,789	73,090	2,318,789	73,090
University Mall	11/1/07	7.37%	6,924,000	*	34,620	Yes	-	1,098,310	Yield Maint.	1,098,310	Assumption	34,620	Prepayment	1,098,310	34,620	1,098,310	34,620
University Shoppes (8)	7/1/17	8.38%	2,950,717	*	29,507	No	-	-	-	-	Assumption	29,507	Assumption	29,507	29,507	29,507	29,507
Waverly Place	3/1/07	8.55%	10,216,000	*	102,160	Yes	102,160	1,948,992	Yield Maint.	1,948,992	Assumption	102,160	Prepayment	1,948,992	102,160	1,948,992	-
Mobile Festival (9)	10/1/08	9.22%	19,159,446	*	191,594	Yes	191,594	5,164,808	Yield Maint.	5,164,808	Assumption	191,594	Prepayment	5,164,808	191,594	5,164,808	191,594
Square One Center (10)	12/1/03	8.37%	9,052,000	*	90,520	Yes	90,520	913,288	Yield Maint.	913,288	Assumption	90,520	Prepayment	913,288	90,520	913,288	90,520
Peak Plaza(13)	10 years	5.66%	4,074,000	Yes	40,740	Yes	-	-	-	-	Prepayment	No Cost	Prepayment	No Cost	No Cost	No Cost	
University Plaza(13)	10 years	5.61%	1,882,000	Yes	18,820	Yes	18,820	-	PP Penalty	18,820	Prepayment	18,820	Prepayment	18,820	18,820	18,820	18,820
Park Place(12)	8/1/02	5.41%	8,393,000	No	-	Yes	-	-	-	-	Prepayment	No Cost	Prepayment	No Cost	No Cost	No Cost	-
Merchants Festival(11)	8/1/01	5.76%	10,000,000	No	-	Yes	-	-	-	-	Prepayment	No Cost	Prepayment	No Cost	No Cost	No Cost	-
Eastgate S/C (NC)(11)	9/1/01	6.75%	-	No	-	No	-	-	-	-	Prepayment	No Cost	Prepayment	No Cost	No Cost	No Cost	-
Millpond Village	12/1/02	5.20%	13,170,000			Yes	-				Assumption	-	Prepayment	-	-	-	-
CDC	11/1/03	7.20%	58,000,000	Yes	580,000	Yes	580,000	5,225,800	Yield Maint.	5,225,800	Assumption	580,000	Assumption	580,000	580,000	580,000	580,000
Falls Pointe	1/1/03	5.14%	7,258,000								Assumption	-	Prepayment	-	-	-	-
South Cobb Festival Centre	Unencumbered		-	N/A	-	N/A	-	-	-	-	N/A	-	N/A	-	-	-	-
TOTAL:			$250,942,521		$1,521,514					21,800,401		1,480,774		15,678,451	1,480,774	15,678,451	1,071,839

1. Asterisk indicates loan has been assumed once previously - subject to lender approval on a case-by-case basis.
2. Loan is closed to prepayment for 13 years (until 2005)
3. Prepayment penalty is not applicable after 6/30/02
4. Prepayment not available until April 1, 2002.
5. Yield maintenance expense is caped at 6% of value of Treasury securities.
6. Prepayment is closed for three years.
7. Prepayment term expired.
8. Loan is closed to prepayment until 7/1/07.
9. No prepayment penalty after 2008.
10. No prepayment penalty after 2003.
11. Lines of credit - are not assumable.
12. Document does not provide for prepayment, but given short term Konover's opinion is that a negotiated prepayment may be available.
13. Current loan prepayable without penalty if refinanced - lender is Wachovia although may refinance with other lenders.

PREFERRED STOCK

There are issues regarding the preferred stock that need to be addressed.

- **Preferred valuation is $3.25 million (based on $1.50 common stock price) if converted today or $19.5 million if liquidated**

  Bidders are likely to value the preferred based on a risk comfort level regarding interpretation of legal documents

- **CSFB recommends that bidders not be allowed to negotiate with the preferred holders as no voting right exists**
- **Congo's position today is that preferred can be "rolled" in a merger and that the conversion ratio would be adjusted based on the ratio of common equity value of Congo shares to acquirer shares at the time of the transaction**

KENYA VALUATION

VALUATION METHODOLOGY OVERVIEW

We have used three primary methodologies to assess the value range of Kenya.

ANALYSIS	DESCRIPTION OF METHODOLOGY
Selected Public Company Multiples	Imply a valuation of the Company based on current market multiples of selected publicly traded community center companies.
Selected M&A Transactions	Imply a valuation of the Company based on multiples of selected community center merger and acquisition transactions.
Net Asset Value	Imply a valuation of the Company based on taking an underwritten Net Operating Income and applying a private market real estate cap rate appropriate for comparable retail property assets.

- **We then compared the valuation ranges obtained by applying the above methodologies to the $13.35 current stock price**
- **It appears that the valuation methodologies yield valuations generally at or slightly lower than the current stock price**

SUMMARY OF VALUATION RESULTS

- **Several valuation metrics were used to determine a valuation range for Kenya .**

Implied Price Per Share


$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Price Per Share
$14.94
$9.51
$15.50
$11.01
$10.58
$5.94
$15.45
$9.90
$14.98
$6.86
$9.63
$1.68
$14.60
$10.62
Share Price $13.35
2001E FFO/Share Multiple
2002P FFO/Share Multiple
2001 3Q EBITDA Multiple
LTM FFO/Share Multiple
Forward FFO/Share Multiple
2001 3Q EBITDA Multiple
NAV
Selected Public Company Multiples
Selected M&A Transaction Multiples

CREDIT SUISSE | FIRST BOSTON

INTERPRETATION OF RESULTS

Kenya's stock price is healthy but within the range of acceptable levels based on most metrics.

- **Selected Public Company Multiples**

  The valuation range using selected public company multiples is between $5.94 and $15.50

  The EBITDA multiples show a lower valuation probably because Kenya has so many properties under redevelopment which are not generating optimal revenue. The public markets are giving Kenya the benefit of the doubt that they can turn the Kranzco portfolio around

  The value using FFO multiples are higher and within the range of the public stock price.

- **Selected M&A Transaction Multiples**

  The valuation range using selected M&A transaction multiples is between $1.68 to $15.45 reflecting the broad range of multiples paid in recent transactions

- **NAV**

  Kenya is trading within its NAV estimates using an NOI that has been adjusted for risk, upside and pending redevelopments

SELECTED PUBLIC COMPANIES

The table below summarizes the range of values for Kenya based upon reference ranges derived from current market trading multiples of selected publicly-traded community center REITs.

- **The universe of publicly-traded shopping center companies is broad with 25 companies represented**
- **Of the companies examined, we viewed six as directly comparable: Acadia Realty, Equity One, IRT, JDN Realty, Mid Atlantic Realty and Ramco Gershenson**
- **We paid particular attention to the quality of assets, geographic concentration and market capitalization of each of the comparable companies**

Total Portfolio Value/	Portfolio Operating Data	Selected Public Companies Reference Range			Implied Equity Value Per Share(1)		
2001F FFO/share	$1.51	6.3x	–	9.9x	$9.51	–	$14.94
2002P FFO/share	$1.55	7.1x	–	10.0x	$11.01	–	$15.50
2001A EBITDA 3QA (2)	$66,656	9.8x	–	11.2x	$5.94	–	$10.58

(1) Assumes 20.1 million shares outstanding.
(2) Assumes $499.5 million of debt and $82.1 million of preferred stock.

SELECTED M&A TRANSACTION

The analysis below summarizes the range of values for Kenya based upon a reference range derived from transaction multiples of selected precedent mergers and acquisitions in the shopping center REIT industry.

- **In evaluating the transaction, we paid particular attention to the types of assets acquired**
- **We selected seven shopping center transactions that closed within the past two years**

	Enterprise Value/			
Target	**LQA EBITDA**	**LTM FFO**	**Forward FFO**	**1 Day Premium**
Centrefund Realty (2001)	10.1x	NA	8.5x	NA
UIRT (2001)	11.0x	9.9x	9.6x	22.1%
Burnham Pacific (2001)	NA	8.4x	NA	NA
First Washington (2001)	11.5x	10.3x	9.5x	25.3%
Western Properties (2000)	11.2x	8.6x	8.1x	0.8%
Bradley (2000)	10.5x	9.1x	8.4x	18.9%
Kranzco (2000)	9.1x	6.6x	4.4x	28.2%

Implied Kenya Value

Total Enterprise Value/	Portfolio Operating Data	Selected M&A Transaction Reference Range	Implied Equity Value Per Share(1)
LQA EBITDA (2)	$66,656	9.1x – 11.5x	$1.68 – $9.63
LTM FFO/share	$1.50	6.6x – 10.3x	$9.90 – $15.45
Forward FFO/share	$1.56	4.4x – 9.6x	$6.86 – $14.98

(1) Assumes 20.1 million shares outstanding.
(2) Assumes $499.5 million of debt and $82.1 million of preferred stock.

NAV VALUATION METHODOLOGY

CSFB has reviewed Kenya's properties and leasing issues to determine an underwritten NOI. We have based our preliminary NAV valuation using this NOI and a range of market-based cap rates.

▶ General

We have reviewed leasing issues and assumptions for each property in order to determine a stabilized NOI

We modified NOI and valuation based upon capital requirements, leasing risks and potential upside

▶ Rent at Risk

Rent at risk represents tenancy issues that a buyer may view as potentially negative

- Moderate risk represents a risk with a low probability of causing a loss in rent but may still affect the center in some negative way. We reduced this rent by between 0% and 30%
- High risk represents tenants that have recently left or will likely leave in the near future. We reduced the rent of these tenants by 25% to 75%

Examples of rent at risk include economic occupancy, subleases, recent departures, pending departures and other risks

▶ Potential Upside

Potential upside represents positive leasing events that Kenya may be given credit for. Typically, 50% of additional NOI generated

- Credit for pending and potential outparcel transactions
- A portion of additional rent from expansions by existing tenants
- New tenants taking currently vacant space (signed or pending signature)
- New tenants replacing tenants at risk to the extent additional rent above existing rent will be generated
- Pending redevelopments. We have used stabilized NOI where a clear plan is underway while taking into account the development risk and capex requirements

PRELIMINARY VALUATION MATRIX

The Kenya Community Center Portfolio can be broken into different subparts for valuation purposes using a range of underwritten NOIs.

(Dollars In Thousands)

STABILIZED PROPERTIES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$64,377	$677,651	$643,769	$613,113	$585,244
	62,898	662,089	628,985	599,033	571,804
	61,420	646,527	614,201	584,953	558,365

REDEVELOPMENT PROPERTIES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$19,665	$207,003	$196,653	$187,288	$178,775
	18,272	192,332	182,715	174,015	166,105
	16,878	177,661	168,788	160,741	153,435

STABILIZED AND REDEVELOPMENT PROPERTIES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$84,042	$884,654	$840,421	$800,401	$764,019
	81,170	854,421	811,700	773,048	737,909
	78,298	824,188	782,979	745,694	711,799

CAPEX AND ASSET AND PARCEL SALES

	Cap. Rate			
	9.5%	10.0%	10.5%	11.0%
Capex	($37,205)	($37,205)	($37,205)	($37,205)
Pending Sales	13,575	13,575	13,575	13,575
Non-Pending Sales	4,000	4,000	4,000	4,000

COMMUNITY CENTER PORTFOLIO NET OF CAPEX AND ASSETS AND PARCEL SALES

		Cap. Rate			
		9.5%	10.0%	10.5%	11.0%
NOI	$84,042	$865,024	$820,791	$780,771	$744,389
	81,170	834,791	792,070	753,417	718,279
	78,298	804,558	763,349	726,064	692,169

KENYA NAV CALCULATION

	2002 ENOI	Book Value	Adj.	Estimated Market Value @ NOI Cap. Rate of: 10.50%	10.25%	10.00%	9.75%	9.50%
Assets								
Stabilized Community Centers	$62,898			$599,033	$613,644	$628,985	$645,113	$662,089
Redevelopments	18,272			174,015	178,259	182,715	187,400	192,332
Total Community Centers (1)	$81,170			$773,048	791,902	811,700	832,513	854,421
Redevelopment Capex		37,205		(37,205)	(37,205)	(37,205)	(37,205)	(37,205)
Total Community Centers less Redevelopment Capex				$735,842	754,697	774,495	795,308	817,216
Towne Square				$2,000	$2,000	$2,000	$2,000	$2,000
Parkway II				3,000	3,000	3,000	3,000	3,000
Pending Outparcel Sales				8,575	8,575	8,575	8,575	8,575
Non-Pending Outparcel Sales				4,000	4,000	4,000	4,000	4,000
Adjusted Real Estate Value				$753,417	772,272	792,070	812,883	834,791
Cash & Cash Equivalents		7,067	100%	7,067	7,067	7,067	7,067	7,067
Restricted Cash		1,706	100%	1,706	1,706	1,706	1,706	1,706
Other Assets		32,159	80%	25,727	25,727	25,727	25,727	25,727
Investment in JV		3,139	100%	3,139	3,139	3,139	3,139	3,139
Notes Receivable (market)		49,000	100%	49,000	49,000	49,000	49,000	49,000
Total Assets		$130,276		$840,057	$858,912	$878,709	$899,522	$921,430
Liabilities								
Community Center Debt (2)		$510,472	100%	$510,472	$510,472	$510,472	$510,472	$510,472
Accounts Payable and Other Liabilities (2)		12,845	100%	12,845	12,845	12,845	12,845	12,845
Distributions Payable (2)		8,390	100%	8,390	8,390	8,390	8,390	8,390
Total Liabilities		$531,707		$531,707	$531,707	$531,707	$531,707	$531,707
Transaction Costs of 1.5% of Total Assets				$12,601	$12,884	$13,181	$13,493	$13,821
Net Asset Value, After Transaction Costs				$295,749	$314,321	$333,821	$354,322	$375,902
Liquidation Value of Preferred (3)		82,067		82,067	82,067	82,067	82,067	82,067
Net Asset Value, After Payment of Liquidation Preference to Preferred				$213,682	$232,254	$251,755	$272,255	$293,835
Outstanding Shares & OP Units				20,122	20,122	20,122	20,122	20,122
NAV/Share After Payment of Liquidation Preference to Preferred				**$10.62**	**$11.54**	**$12.51**	**$13.53**	**$14.60**
Current Price @ 1/10/02				**$13.35**	**$13.35**	**$13.35**	**$13.35**	**$13.35**
Premium/(Discount) to NAV				**25.7%**	**15.7%**	**6.7%**	**(1.3%)**	**(8.6%)**

Notes:

1. Represents Kenya underwritten NOI after capex and adjustments for rent at risk, upside and redevelopments.
2. Balances as of 9/31/01.
3. Preferred Stock liquidation value is based on 11,155 shares @ $1000, 1,183,275 @ $25 and 1,653,200 @ $25.

KENYA NAV SENSITIVITY

Kenya NAV/Share

		Cap Rate				
		11.0%	10.5%	10.0%	9.5%	9.0%
2002E NOI	$78,170	$7.56	$9.22	$11.04	$13.06	$15.29
	$79,170	$8.01	$9.69	$11.53	$13.57	$15.84
	$80,170	$8.45	$10.15	$12.02	$14.09	$16.38
	$81,170	$8.90	$10.62	$12.51	$14.60	$16.93
	$82,170	$9.34	$11.09	$13.00	$15.12	$17.47
	$83,170	$9.79	$11.55	$13.49	$15.63	$18.01
	$84,170	$10.23	$12.02	$13.98	$16.15	$18.56

KENYA OVERVIEW

KENYA SUMMARY

Kenya's management team has experience integrating corporate mergers and redeveloping properties having merged Montgomery with CV Reit and then CV Reit with Kranzco.

- **Kenya is a community and neighborhood shopping center REIT with 81 properties in 16 states representing 10.6 million square feet of GLA, mostly on the East Coast**
  - The Core Portfolio of properties is 90.2% leased
  - 72% of Portfolio is grocery and drug store anchored
- **Diversified tenant base with 72% of centers anchored by grocery and/or drug stores**
  - Wal-Mart, Kenya's largest tenant, represents 6.3% of annual base rent
  - Five of the ten top tenants are investment grade rated by Moody's
  - Kmart, its second largest tenant with seven stores, is currently under some financial strain
- **The Kenya lease expiration schedule is well spread out over time**
- **Kenya has extensive redevelopment experience**
  - Kenya has created value in a number of recently completed and pending redevelopments
  - Their acquisition of another public company has been well executed
- **Kenya has a capital structure that is more leveraged than their community center peers with 59% debt to market capitalization**
  - $510.7 million of debt and $82.1 million of liquidation value of preferred stock. Preferred stock adds layer of permanent capital
  - Most pressing issue is the refinancing of $181.7 million REMIC coming due in 2003
  - As part of the transaction, Kenya plans to undertake a private placement of equity with Cohen & Steers of $50 million
- **Research Coverage**
  - Current research coverage is negligible
  - Strategy is to begin to obtain coverage based on their larger size, geographic focus and redevelopment success
- **Kenya pays a 9.75% dividend resulting in expected FFO payout of 85% and FAD payout of 91% in 2001**
  - None of the dividend represent return of capital
  - Kenya expects to continue to pay a $1.30 per share dividend in the foreseeable future

KENYA PROFILE

Business Description

Kenya is a self-administered, self-managed real estate investment trust which is engaged in the ownership, acquisition, redevelopment, management and leasing of community and neighborhood shopping centers.

The Company, directly or indirectly owns 81 properties in 16 states with a total gross leaseable area in excess of 10.6 million square feet.

The Company intends to achieve its business objective of increasing FFO through an increase in operating efficiencies, acquisition of attractive properties, completion of strategic renovations and expansions, decrease leverage and attainment of greater access to financial sources.

The Company expects to be covered by Wall Street research analysts as it reaches critical mass.

Property Description

State	Number of Properties	% of NOI
Pennsylvania	31	41.0%
Georgia	11	13.1
New Jersey	7	12..3
New York	6	8.0
Connecticut	7	5.7
Maryland	3	5.1
Virginia	3	4.3
6 States Under 1.1%	6	3.9
Florida	3	3.4
South Carolina	2	2.1
North Carolina	2	1.2
Total	81	100.0%

Financial Information

FINANCIAL PERFORMANCE
($ in thousands)

(as of 6/30/01)	1999	2000	2001 9 Months Annualized
Revenue	$33,563	$77,640	$114,065
% Growth		131.1%	46.9%
EBITDA	$24,174	$54,920	$76,900
% Growth		127.2%	40.0%
EV / EBITDA			11.2x
NOI	$25,942	$59,722	$84,681
% Growth		130.0%	14.8%
FFO	$10,825	$22,680	$38,816
% Growth		109.5%	71.1%

CAPITALIZATION
(as of 9/30/01)

Stock Price (1/11/02)	$13.35
Current Dividend	$1.30
Dividend Yield	10.0%
Shares Outstanding	18,811,612
OP Units	1,310,000
Total Shares	20,121,612
Equity Market Cap	$268,629
Preferred	$82,067
Total Debt	$510,472
Total Market Cap	$861,168
Market Cap / SF	$81.0
Debt / Market Cap	59.3%

DEBT MATURITY
(as of 9/30/01) ($ in thousands) (1)

2001	$5,001
2002	$14,310
2003	$287,989
2004	$51,704
2005	$12,412
2006+	$128,074

(1) Debt maturity schedule is from Company's 10-Q from 9/30/01.

KENYA PROFILE

Recent Events

- January 2, 2002 - Kenya announces that is has closed its $18.9 million acquisition of Village West Shopping Center.
- October 24, 2001 - Kenya announces that it has signed an agreement to acquire a Village West Shopping Center in Allentown, PA for $18.9 million.
- October 15, 2001 - Kenya announces that it has sold two shopping centers for an aggregate of $8.65 million, generating a gain of $3.5 million.
- August 13, 2001 - Kenya reports strong FFO of $0.47 per share for the second quarter, compared with $0.36 per share for the prior year's period.
- April 20, 2001 - Kenya announces that it has terminated its previously announced letter of intent with MyShoppingCenter.com to provide e-business capabilities and broadband infrastructure to tenants of the company's community shopping centers.
- August 1, 2000 - Kenya announces the closing of a $155 million, three-year non-revolving line of credit with GMAC.
- June 6, 2000 - Kranzco and CV Reit shareholder approve merger and creation of Kenya.

Board of Directors and Executive Management

Name	Position	% Ownership [1]
	Board of Directors	
Irwin Levy	Trustee	3.44%
Norman Kranzdorf	Chairman	0.94%
Louis Meshon	Trustee, CEO	0.56%
Milton Schneider	Trustee	0.32%
Alan Schulman	Trustee	0.22%
Donald Shapiro	Trustee	0.08%
Bernard Korman	Trustee	0.02%
	Executive Management	
George Demuth	COO	0.01%
Etta Strehle	CFO	0.01%

(1) Does not include options.

Stock Price and Volume Graph

Daily From January 11, 2001 - January 11, 2002



Share Ownership

Owner	Shares Held	% Ownership
Institutions		
Vanguard Group	395,506	2.11%
Barclays Bank PLC	236,626	1.26%
Mellon Bank NA	78,426	0.42%
Dimensional FD Advisors, Inc.	49,700	0.27%
College retire Equities	45,628	0.24%
First Manhattan Company	38,250	0.20%
Northern Trust Company	37,100	0.20%
Citigroup Inc.	34,378	0.18%
State Street Corporation	30,205	0.16%
Ohio Public Employee Retirement	27,307	0.15%

KENYA PORTFOLIO SUMMARY

Kenya owns 81 properties in 16 states with a total GLA of over 10.6 million square feet. More than half of the portfolio, in terms of both GLA and NOI, is in Pennsylvania and Georgia. Nearly 70% of Kenya's NOI is in the Northeast states.

KENYA GLA BY LOCATION

Location	Properties	GLA	% of Total GLA
Pennsylvania	31	3,795,611	35.7%
Georgia	11	1,655,000	15.6%
New Jersey	7	1,358,000	12.8%
Connecticut	7	754,000	7.1%
6 States Under 2.3%	6	718,000	6.8%
Virginia	3	623,000	5.9%
New York	6	457,000	4.3%
South Carolina	2	418,000	3.9%
Maryland	3	402,000	3.8%
Florida	3	282,000	2.7%
North Carolina	2	166,000	1.6%
Total	**81**	**10,628,611**	**100.0%**

KENYA 2002E NOI BY LOCATION

Location	Properties	NOI	% of Total NOI
Pennsylvania	31	$30,231,356	39.5%
New Jersey	7	10,344,724	13.5%
Georgia	11	9,586,036	12.5%
New York	6	6,964,015	9.1%
Connecticut	7	4,170,533	5.5%
Maryland	3	3,656,162	4.8%
Virginia	3	3,046,483	4.0%
6 States Under 2.3%	6	2,928,410	3.8%
Florida	3	2,620,446	3.4%
South Carolina	2	1,933,987	2.5%
North Carolina	2	995,880	1.3%
Total	**81**	**$76,478,032**	**100.0%**


Gross Leasable Area (sq. ft.)
0-100,000
100,000-300,000
300,000-600,000
600,000-1,000,000
1,000,000 & above
31
3
11
2
3

KENYA TENANT SUMMARY

Kenya has strong tenant diversification, with no tenant representing more than 6.3% of annual rent.

KENYA TOP TEN TENANTS

Tenant Name	No. Of Stores	Leased Area	% of Leased GLA	Annualized Base Rent	% of Annual Rent	Rent Per SF	Credit Rating
Wal-Mart	12	1,138,228	10.7%	$5,044,934	6.3%	$4.43	Aa2/AA
Kmart	7	667,853	6.3%	2,521,854	3.2%	3.78	B2/BB
Ahold [(1)]	4	301,630	2.8%	2,439,162	3.0%	8.09	Baa1/BBB+
TJ Maxx/Marshall's/HomeGoods	8	240,988	2.3%	1,972,194	2.5%	8.18	Baa1/A-
Shop Rite	3	167,133	1.6%	1,913,850	2.4%	11.45	NA
Food Lion [(2)]	6	174,123	1.6%	1,200,468	1.5%	6.89	Baa3/BBB-
Fashion Bug [(3)]	15	138,666	1.3%	1,125,897	1.4%	8.12	B1/BB-
Albertson's/Acme Markets	3	160,812	1.5%	1,019,704	1.3%	6.34	Baa1/BBB+
Sports Authority	2	96,035	0.9%	931,963	1.2%	9.70	B3/B
Ames	4	338,125	3.2%	868,253	1.1%	2.57	NA
Total Top Ten Tenants	**64**	**3,423,593**	**32.2%**	**$19,038,279**	**23.8%**	**$5.56**	

(1) Includes Bi-Lo, Giant Foods and Stop&Shop brands.

(2) Owned by Delhaize.

(3) Owned by Charming Shoppes, Inc.

Note: Based on tenant information provided by Kenya.

► **Five of the top ten tenants are investment grade rated by both Moody's and S&P**

TOP TEN CONGO AND KENYA PROPERTIES BY NOI

Kenya's top centers generate more sales from tenants, have stronger demographics and thus generate more NOI per square foot of GLA. Kenya's top ten properties have an average NOI per square foot of $11.26 versus $6.77 for Congo and have average anchor sales per square foot of $371 versus $228.

Kenya

	Property	Center 2002E NOI (1)	% of Total NOI	Center Occupancy	Anchor	Credit Rating	Center GLA	Anchor % of Total GLA	NOI per SF	2000 Anchor Sales	Anchor Sales/SF	3 Mi. Est. Population 2000	Est. Median HH Income 2000
1	Cross County	$4,186,593	5.5%	100.0%	Nat. Wholesale Liq. - '12	NA	264,000	18.9%	$15.86	$16,643,446	$332.87	347,988	$45,881
2	Newtown (2)	$3,329,081	4.3%	97.1%	Genuardi's - '08	NA	177,000	24.0%	$18.81	$25,000,000	$588.42	40,327	79,397
3	Bethlehem Square	$2,997,784	3.9%	100.0%	Home Depot - '10	Aa3/AA	387,000	33.8%	$7.75	$46,557,614	$355.65	38,727	62,236
4	Lakewood (2)	$2,667,990	3.5%	97.5%	Shop Rite - '10	NA	202,000	37.9%	$13.21	$52,000,000	$679.06	56,984	48,819
5	Whitehall	$2,608,762	3.4%	99.4%	Sports Authority - '06	B3/B	298,000	16.6%	$8.75	$9,517,967	$192.83	104,408	37,722
6	Fox Run	$2,507,744	3.3%	100.0%	Kmart - '16	B2/BB	293,000	29.5%	$8.56	$16,358,200	$189.16	7,300	61,157
7	Marlton I	$2,378,707	3.1%	95.7%	TJ Max - '11	A3/A-	147,000	17.0%	$16.18	$6,993,808	$279.75	60,074	75,080
8	Groton Square	$2,275,621	3.0%	98.6%	Kohl's - '22	A2/A-	195,000	44.1%	$11.67	NA	NA	53,002	40,969
9	Park Hills	$1,943,624	2.5%	97.9%	Weis - '22	Baa3/BBB-	280,000	18.6%	$6.94	$17,246,512	$331.66	37,911	33,349
10	Village West	$1,858,205	2.4%	98.2%	Giant Market	Baa1/BBB+	133,611	43.6%	$13.91	NA	NA	NA	NA
	Total/Average	**$26,754,111**	**35.0%**	**98.8%**			**2,376,611**	**31.0%**	**$11.26**	**$190,317,547**	**$371.13**	**82,969**	**$53,846**

(1) NOI is based on Company Argus projections.
(2) Represents company estimate.

Congo

	Property	Center 2002E NOI (1)	% of Total NOI	Center Occupancy (2)	Anchor	Credit Rating	Center GLA	Anchor % of Total GLA	NOI per SF	2000 Anchor Sales	Anchor Sales/SF	3 Mi. Est. Population 2000	Est. Median HH Income 2000
1	Mobile Festival	$2,582,497	8.7%	83.8%	Wal-Mart - '06	Aa2/AA	525,505	19.9%	$4.91	$30,780,005	$295.00	68,460	$37,913
2	Towne Square	$1,846,021	6.2%	90.4%	Phar-Mor - '12	Caa3	301,561	26.1%	$6.12	$9,222,291	$117.00	65,182	30,178
3	Merchants Festival C	$1,786,705	6.0%	98.1%	A&P (econ. occ.) - '04	NA	151,820	32.7%	$11.77	NA	NA	72,462	95,391
4	Square One Center	$1,386,719	4.7%	93.7%	Home Depot - '05	Aa3/AA	197,731	51.5%	$7.01	NA	NA	32,677	46,074
5	Millpond Retail	$1,319,780	4.4%	90.0%	Lowe's	NA	110,001	44.1%	$12.00	NA	NA	27,428	80,671
6	University Mall	$1,124,136	3.8%	100.0%	VA Tech Univ. - '08 (3)	NA	167,461	58.4%	$6.71	$26,309,814	$269.00	38,814	29,294
7	Waverly Place	$1,108,770	3.7%	76.7%	Wellspring - '13	NA	181,380	16.3%	$6.11	$9,322,000	$316.00	65,980	79,315
8	Eastgate Plaza	$1,078,850	3.6%	90.1%	Winn-Dixie - '12	Ba2/BBB-	181,910	24.1%	$5.93	$14,656,250	$335.00	47,557	43,685
9	Park Place	$1,076,426	3.6%	97.5%	Food Lion - '19	Baa3/BBB-	139,811	26.1%	$7.70	$7,285,400	$200.00	48,290	63,378
10	Gateway Plaza	$1,073,377	3.6%	100.0%	Kmart - '17	B2/BB	167,207	55.0%	$6.42	$12,591,122	$137.00	29,386	39,287
	Total/Average	**$14,383,281**	**48.3%**	**90.4%**			**2,124,387**	**32.1%**	**$6.77**	**$110,166,882**	**$228.30**	**49,624**	**$54,519**

(1) NOI is based on Company Argus projections.
(2) Occupancy includes economic occupancy.
(3) 2,450 sf expires in 2003 and 69,506 sf expores in 2007.

KENYA KMART EXPOSURE

Kmart is the second largest tenant in the Kenya portfolio and is currently experiencing financial strain.

- **Kmart announced that it will not meet its profit expectations and may need to seek additional financing**
  - The company is in the midst of a restructuring program
  - Larry Raiman, CSFB's REIT research analyst, anticipates that Kmart may close some stores in 2002
  - On December 17, 2001, Moody's cut Kmart's debt rating from Baa3 to Ba2 and cut it again on January 11, 2001 to B2 with a negative outlook
  - S&P cut Kmart's debt rating from BB+ to BB and negative outlook on November 27, 2001
- **Kenya Kmart Exposure**
  - Kmart has leases in seven locations, representing 3.2% of the annual rent in the Kenya portfolio
  - Kmart's annual rent to Kenya is $2.5 million, representing $0.12 of FFO per share
  - Kmart stores national average sales per square foot is $150-$180(3), while their average at Kenya's centers is $177
    - Three stores are above the national average in sales/sf
    - Only one store is below the national average in sales/sf

Property	GLA	Kmart GLA	Kmart % of Total GLA	Kmart Sales	Kmart Sales/SF	Kmart Rent	Kmart Rent/SF	Rent as % of Total Sales	Lease Expiration
Bainbridge, GA	144,000	86,479	60.1%	$17,603,948	$203.56	$397,892	$4.60	2.3%	08/31/15
Bradford Mall, PA (1) (2)	288,000	90,272	31.3%	15,245,023	168.88	243,968	2.70	1.6%	11/30/04
Collegetown, NJ	250,000	106,497	42.6%	18,511,730	173.82	239,618	2.25	1.3%	08/31/06
Fox Run, MD (2)	293,000	86,479	29.5%	16,358,200	189.16	419,423	4.85	2.6%	10/31/16
Manchester Kmart, CT	183,000	99,670	54.5%	14,817,726	148.67	232,000	2.33	1.6%	11/30/07
North Park, GA	195,000	101,279	51.9%	NA	NA	474,349	4.68	NA	05/31/13
Village @ Mabelton, GA (2)	239,000	97,177	40.7%	17,700,901	182.15	514,604	5.30	2.9%	11/30/14
Total	**1,592,000**	**667,853**	**42.0%**	**$100,237,528**	**$176.92**	$2,521,854	**$3.78**	**2.0%**	

(1) Kenya receives only $79,810 of total rent out of $243,968. Balance in paid to the ground lessor.
(2) Represent 2000 sales.
(3) CSFB research 9/1/02.

KENYA LEASE EXPIRATION SCHEDULE

Kenya has a relatively smooth lease rollover with less than 10% of square feet expiring in any one year.

LEASE EXPIRATION SCHEDULE


1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Square Feet
841,123
857,186
790,531
1,035,399
721,210
678,376
647,418
528,949
814,096
1,000,647
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

KENYA CAPITAL STRUCTURE

Kenya currently has a market capitalization of $861 million with 59% debt to total market capitalization.

CAPITALIZATION SUMMARY

($ in millions)


Other Mortgages
30.5%
Common Stock
31.2%
Preferred Stock
9.5%
Credit Facility
7.7%
REMIC
21.1%

DEBT & PREFERRED SUMMARY

Debt	Principal	Interest Rate	Maturity
GMAC Credit Facility $155.0	$66.1	L +195-285	2003
REMIC	$181.7	7.96%	2003
SSB $65.9 Mortgage Loan	$64.2	7.00%	2008
28 Mortgages	$175.9	6.08-10.28%	2001-2010
Collateralized Mortgages	$22.6	8.84%	2007
Total	**$510.5**		

Preferred	Liquidation Value	Dividend Rate
Series A-1, Convertible	$11.2	6.25%
Series B-1, Convertible	$29.6	9.75%
Series D, Redeemable	$41.3	9.50%
Total	**$82.1**	

Note: All currency is in millions.

(1) Cumulative convertible preferred, redeemable at anytime by the Company, with a face value of $1000 per share and a distribution rate of 6.5%. Convertible into Common Shares at a rate of 16.67% annually beginning in 2000, with a maximum of 50% convertible in any one year. They are convertible into the same number of Common Shares that would enable the holder to receive the same distributions that would be received by the preferred at the applicable conversion date, up to a maximum of 500,000 Common Shares or 5% of the then outstanding Common Shares.

(2) Cumulative preferred shares with a face and liquidation value of $25 per share and a distribution arte of 9.75%. The preferred's are convertible into Common Shares at $17.71 per share.

(3) Cumulative redeemable preferred shares with a face and liquidation value of $25 per share and a distribution rate of 9.5%. Preferred's are redeemable at the Company's option after December 11, 2002 at a price of $25 per share.

KENYA REMIC REFINANCING

Kenya is currently reviewing the refinancing of the $181.7 million REMIC loan that matures in 2003.

- **The loan currently encumbers 27 assets in New England**
- **The assets have an average occupancy of 98%**
- **The REMIC currently has a loan-to-value of approximately 60% according to Kenya, thus Kenya believes refinancing should not be a major issue**
- **Kenya is considering selling between two and four of the properties encumbered by the REMIC and then refinancing at $165 million**

KENYA REMIC REFINANCING

Kenya has an estimated $40 million of excess debt capacity in the REMIC.

REMIC Refinancing Analysis

Loan Sizing - DSCR	
REMIC 2002 Underwritten NOI	$34,479,246
Less: TI/LC (inline) - $1.00/sf	(1,981,000)
Less: Capex Reserve - $0.16/sf	(633,920)
Less: Management Fee - 4%	(1,838,893)
Less: Vacancy Reserve - 5%	(2,298,616)
Stressed Cash Flow	$27,726,817
DSCR	1.25x
Cash Available for Debt Service	$22,181,453
Loan Constant	9.0%
Loan Proceeds	$246,460,592
Current REMIC (as of Q3 01)	181,700,066
Excess Capacity	**$64,760,526**
Capex Required for Redevelopment	(18,387,150)
Total Excess Capacity	**$46,373,376**

Loan Sizing - LTV	
REMIC 2002 Underwritten NOI	$34,479,246
Less: TI/LC (inline) - $1.00/sf	(1,981,000)
Less: Capex Reserve - $0.16/sf	(633,920)
Less: Management Fee - 4%	(1,838,893)
Less: Vacancy Reserve - 5%	(2,298,616)
Stressed Cash Flow	$27,726,817
Cap Rate	10.5%
Asset Value	$264,064,920
LTV	90.0%
Loan Proceeds	$237,658,428
Current REMIC (as of Q3 01)	181,700,066
Excess Capacity	**$55,958,362**
Capex Required for Redevelopment	(18,387,150)
Total Excess Capacity	**$37,571,212**

KRANZCO PORTFOLIO TURNAROUND

Kenya has executed its strategy of turning around the Kranzco portfolio through redevelopment, upgrades, pro-active management and sales.

- **Transaction Rationale**

  Kranzco owned a large, diversified portfolio with under-managed assets that included 900,000 sf of vacant space and ten dark tenants comprising 700,000 sf

  CVREIT has a strong management team with in-house leasing and redevelopment capabilities

  The opportunity was to achieve critical mass and turnaround the portfolio through active management, lease-up, repositioning, redevelopment, upgrades and sales

- **Redevelopment**

  Kenya successfully redeveloped six of the Kranzco properties with an NOI yield of 65.4% having been realized on $3.4 million invested

  Kenya has three pending redevelopments of Kranzco properties expected to yield 17.5% on $10.4 million invested

  Kenya has four planned redevelopments expected to yield 18.2% on $28.8 million invested

- **Upgrades/Pro-Active Management**

  Kenya's repositioning of the Kranzco portfolio included simple upgrades, cleaning and facelifts that were necessary but had been deferred or ignored

  Kenya has increased the maintenance it performs on the properties. CAM charges have increased post-merger from $1.33 psf to $1.47 psf or 10.5%. They have been successful in charging their expenses back to tenants

  Kenya has also increased NOI by more pro-actively managing properties, for example turning garbage disposal from an expense to revenue by contracting with recycling companies and by rationalizing the number of suppliers of goods and services the Company uses

- **Sales**

  Kenya quickly evaluated which properties were not a good fit for the Company and executed the sales

  Sales for properties for $29 million are either completed or pending on properties with a book value of $20 million resulting in a gain of $9 million

REDEVELOPMENT RESULTS

Kenya has been able to achieve a cash yield of 65.4% on their completed redevelopment projects. Kenya forecasts an 18.0% on pending and planned redevelopment projects.

Completed Redevelopment

Property	NOI Pre-Redevelopment	NOI Post-Redevelopment	NOI Increase	Capital Invested	Yield
Groton	$ 1,765,932	$ 2,275,621	$ 509,689	$ 1,200,000	42.5%
Park Centre	$ 804,695	$ 1,124,172	$ 319,477	$ 75,000	426.0%
Stratford	$ 706,050	$ 1,253,164	$ 547,114	$ 800,000	68.4%
Collegetown	$ 1,085,648	$ 1,284,268	$ 198,620	$ 303,000	65.6%
Valley Fair	$ 838,298	$ 1,188,246	$ 349,948	$ 905,000	38.7%
Whitehall	$ 2,277,093	$ 2,608,762	$ 331,669	$ 166,000	199.8%
Total	$ 7,477,716	$ 9,734,233	$ 2,256,517	$ 3,449,000	**65.4%**

Pending Redevelopment

Property	NOI Pre-Redevelopment	NOI Post-Redevelopment	NOI Increase	Capital Invested	Yield
Coral Hills	$ 720,570	$ 1,007,689	$ 287,119	$ 550,000	52.2%
Parkway I	$ 488,935	$ 846,693	$ 357,758	$ 1,115,000	32.1%
Valley Forge	$ 422,899	$ 1,597,122	$ 1,174,223	$ 8,753,000	13.4%
Total	$ 1,632,404	$ 3,451,504	$ 1,819,100	$ 10,418,000	**17.5%**

Planned Redevelopment

Property	NOI Pre-Redevelopment	NOI Post-Redevelopment	NOI Increase	Capital Invested	Yield
Barn Plaza - Kohl's	$ 1,534,080	$ 2,457,788	$ 923,708	$ 2,600,000	35.5%
MacArthur	$ 87,236	$ 1,441,555	$ 1,354,319	$ 7,000,000	19.3%
Suburban	$ 711,663	$ 2,439,721	$ 1,728,058	$ 8,787,150	19.7%
Wampanoag	$ 857,839	$ 1,728,047	$ 870,208	$ 8,400,000	10.4%
Total	$ 3,190,818	$ 8,067,110	$ 4,876,292	$ 26,787,150	**18.2%**

Based on figures provided by Kenya.

UPGRADE OF THE KRANZCO PORTFOLIO

Kenya spent a considerable amount of effort to upgrade the quality of the Kranzco Portfolio and addressed the management of the properties going forward to ensure the upkeep in appearance.

Below are five examples of upgrades that Kenya made to the Kranzco Portfolio immediately after the acquisition

- **Groton Square**
  - Repaired façade, shingles, sidewalk, signage and sink hole
  - Removed graffiti, newspaper stands and trash from parking lot
  - Relandscaped property
- **Collegetown**
  - Repaired stop signs, curbs, and signage
  - Removed Pep Boys dumpster, Pep Boys piles of tires and trash
  - Relandscaped property and pressure washed sidewalk
  - Replaced stop signs
- **Mall at Cross County**
  - Repaired signage and had tenants repair their signage
  - Removed mildew stains from façade, repaint
  - Cleaned escalator, ceiling around HVAC, and common areas
  - Repaired electrical panel box, elevator lights, escalators and parking lot
- **Bensalem Square**
  - Repaired signage
  - Replaced trash cans throughout center
  - Relandscaped property and removed trees and bushes that blocked the center's visibility from the street
- **Highridge Plaza**
  - Repaired and replaced signage, fencing, light poles and changed handicap signs
  - Had Pathmark clean-up fixtures in the rear of the building
  - Relandscaped property and removed tree stump

KRANZCO PROPERTY DISPOSITIONS

Kenya targeted certain properties for dispositions where appropriate.

- **Five properties are sold or in sale processes for $29 million that have a book value of $20 million for a $9 million gain**

Sold

Property	Net Sales Price	Book Value	Net Book Gain	Cash Proceeds
Anneslie	$ 12,000,000	$ 7,500,000	$ 4,500,000	$ 6,300,000
Builders Square	$ 3,650,000	$ 3,500,000	$ 150,000	$ 1,600,000
Total	$ 15,650,000	$ 11,000,000	$ 4,650,000	$ 7,900,000

Pending Sale

Property	Net Sales Price	Book Value	Net Book Gain	Cash Proceeds
Hillcrest Plaza	$ 8,000,000	$ 3,900,000	$ 4,100,000	$ 4,700,000
Brookway Village	$ 975,000	$ 1,100,000	$ (125,000)	$ 975,000
Parkway Plaza II	$ 4,500,000	$ 3,900,000	$ 600,000	$ 4,500,000
Total	$ 13,475,000	$ 8,900,000	$ 4,575,000	$ 10,175,000

CASE STUDY: CV REIT AND KRANZCO MERGER

Kranzco shareholders have achieved total returns in excess of 75% in the 18 months since the announcement of the merger.

CV REIT and Kranzco merged into Kramont in a one for one stock deal

At the time of the announcement, CV REIT and Kranzco were trading at $10.63 and $7.81 per share respectively

The transaction closed on June 16, 2000

Kramont has been able to successfully improve upon the quality and condition of the Kranzco portfolio which has led to significantly higher occupancy. Prior to the merger Kranzco's occupancy was 91% vs. 97% for CV REIT

Kramont stock has appreciated by 72.3% since the merger announcement compared to 29.1% for the Shopping Center REIT Composite

Similar to the proposed Congo and Kenya merger, this transaction resulted in increased market capitalization, liquidity, debt capacity, operating efficiencies and tenant diversification

DAILY FROM NOVEMBER 1, 1999 - NOVEMBER 14, 2001


Share Price
Volume in Thousands
(1)
(2)
Kramont Realty Trust

(1) 12/13/99 - Kranzco and CV REIT announce merger.
(2) 6/16/00 - Kranzco and CV REIT merger is completed.

DAILY FROM DECEMBER 10, 1999 - JANUARY 11, 2002


Indexed Prices
Kramont Realty Trust
SHOPPINGCENTER Composite

Note: Comparable Company Index Includes Agree Realty Corp., Acadia Realty Trust, Saul Centers Inc., Center Trust Inc., Developers Diversified Realty Corp., Equity One Inc., Federal Realty Investment Trust, IRT Property Co., JDN Realty Corp., Kimco Realty Corp., Kramont Realty Trust, Malan Realty Investors Inc., Mid-Atlantic Realty Trust, New Plan Excel Realty Trust Inc., Regency Centers

CREDIT SUISSE | FIRST BOSTON

KENYA AND CONGO PROPOSED MERGER DETAIL

SUMMARY OF KENYA AND CONGO MERGER

The transaction would enhance size, liquidity, growth potential, diversification and access to capital.

- **Congo's portfolio will fit within Kenya's East Coast shopping center focus**

  Greater possibility of real synergies. Kenya projects needing to increase G&A by under $3 million after the transaction as opposed to Congo's on-going G&A of over $4.5 million

  Understanding and experience with the markets. Kenya operates in every state in which Congo has properties with the exception of Alabama

- **The combined company would be one of the larger shopping center operators**

  The company would have a market capitalization of nearly $1.2 billion with leverage of 60%

  It would own 117 combined properties encompassing 15.2 million of GLA and over $105 million of property level NOI

  The transaction would be accretive by 2.7% in 2002 and 11.1% in 2003

- **Kenya has developed a strategy for the merger**

  They have developed business plans for each of Congo's assets

  They have developed a company level staffing plan that includes a new southeast region

- **A large mutual fund advisor/investor intends to invest equity in conjunction with a merger**

  This investment should help to immediately reduce leverage

BENEFITS AND RISKS OF A KENYA AND CONGO MERGER

Benefits

- Tenant diversification
  - No tenant would represent more than 5.0% of total NOI
  - Credit quality would improve
- Geographic strength
  - Gain new markets: New York, New Jersey, Connecticut and Maryland
  - Increase concentration in Georgia, Virginia, Florida, South Carolina and North Carolina
  - Increase presence in denser markets with in-fill locations
- Operating synergies
- Increased market capitalization
  - Increase liquidity for investors
  - Easier access to capital
  - Gain research coverage
- Decrease leverage
- Management team with strong operating background and results
- Kenya intends on retaining a substantial portion of Congo's staff
- Reinstatement of dividend for Congo shareholders at $0.20 per existing share[1] versus zero currently and $0.50 previously

Risks

- Market perception
  - Post announcement trading price uncertain
- Integration
- Refinancing
  - Kenya has $300 million of debt maturing in 2003
- Execution
  - Need to hire additional employees
  - Redevelopment of unfamiliar properties
- Need to continue to successfully redevelop certain remaining Kranzco properties

(1) Based on $2.02 price for Congo and $13.35 price for Kenya.

BENEFITS AND RISKS OF STATUS QUO

Benefits

- Current management team is familiar with the Company and its assets
- Any upside accrues 100% to existing shareholders (as does downside)
- Ability to revisit the sale of the Company at a later date once properties are stabilized

Risks

- Company is currently very highly leveraged
  - All assets are currently encumbered
  - Limited ability to handle downturns
- No access to debt or public equity capital
  - Private equity would likely require subordinating existing shareholders
- Need to fill certain key senior management positions
  - Currently part-time CEO, no COO, no head of leasing
  - Hiring needs are greater than in a merger with Kenya
- Limited construction and development capabilities
- Delaying transaction will entail risking losing current bid, which is at a premium to existing stock price
- Redeveloping properties requires capital
- Small-cap REITs tend to trade at lower multiples
- Company is unlikely to achieve a market multiple, even for a small-cap REIT, until it produces consistently strong results and reinstates its dividend

KENYA MERGER MODEL - BASE CASE

The model shows that the combined Company would have sufficient liquidity to operate with payout ratios that are within industry norms.

- **Assumptions**

  The transaction is structured as a 100% stock-for-stock merger at $2.02 per share for Congo and $13.35 per share for Kenya

  Cohen & Steers investment of $50 million at Kenya's market price of $13.35 per share

  All Congo debt is assumed by Kenya

  NOI for both companies is taken directly from their respective Argus projections. Kenya's projections do not include expected upside from pending redevelopments. The NOI growth rate for both companies is approximately 2.3%.

  G&A is assumed to be $10.2 million in 2002 and 8.5% of NOI thereafter

  Redevelopment capex for Kenya is assumed to be $37 million over the first two years. Congo's assets include an additional $7 million of capex over the first two years

  TI/LC of approximately $0.60 psf for Kenya and Congo

  Dividend is maintained at $1.30 per share or 100% of taxable income, whichever is greater

  Each individual piece of debt is projected forward. Interest and principal are calculated individually

  Cash shortfalls are funded by raising new debt. Debt sizing for new debt is based on basic conduit underwriter standard criteria. New debt rate is 7.25%

  Any excess cash flow is used to pay down debt

  Carolina Bay, Las Vegas and Mt. Pleasant are sold at closing and no Congo properties are held in JV's

- **Results**

  The transaction is 2.7% or $0.04 accretive in 2002 and 11.1% or $0.19 accretive in 2003

  Kenya leverage would increase from 59.3% to 60.2% pro forma

  At a 9.0x FFO multiple (which is Kenya's current multiple), the stock price would be $17.29 by the end of 2003 and the debt to total market capitalization would be 53.0%

  By the end of 2005 the Company would need to have refinanced/raised $420 million of debt by using over $90 million of unencumbered NOI

KENYA MERGER MODEL - BASE CASE

SOURCES AND USES OF FUNDS AT CLOSING - ASSUMED TO BE DEC. 31, 2001			
Uses:		*Sources*	
Purchase Price - Common	$71,332	Cash	12,200
Transaction Expenses (1)	12,200	Assumed Congo Debt	
Assume Debt	$204,915	Mortgage Debt - Fixed Rate	98,138
		Mortgage Debt - Floating Rate	27,170
		CDC	58,000
		JV Debt	21,607
		New Debt	0
		Common	$71,332
	--------		--------
Total Uses	$288,447	Total Sources	$288,447
	=====		=====

PROFORMA CAPITALIZATION				
Trading Information	Kenya	Congo	Proforma	Proforma C&S
Share Price	$13.35	$1.50	$13.35	$13.35
2002 FFO / Share	$1.48	$0.32		1.52
FFO Multiple	9.0x	4.7x		8.8x
Annual Dividend	$1.30	$0.00	$1.30	$1.30
Dividend Yield	9.7%	0.0%	9.7%	9.7%
Shares Outstanding	20,122	35,313	25,465	29,211
Capitalization				
Equity Capitalization	$268,629	$52,970	$339,961	$389,961
Liq. Of Preferred	$82,067	0	82,067	82,067
Total Debt	$510,472	$204,915	715,387	715,387
Total Capitalization	$861,168	$257,884	$1,137,415	$1,187,415
Total GLA	*10,629*	*4,553*	*15,181*	*15,181*
Total Cap. / sq. ft.	*$81.0*	*$56.6*	*$74.9*	*$78.2*
Debt / Total Cap	59.3%	79.5%	62.9%	60.2%
(Debt + Pref) / Total Cap.	68.8%	79.5%	70.1%	67.2%

SOURCES & USES - C&S EQUITY	
Uses:	
Cash	$50,000
Paydown debt	0

Total Uses	$50,000
	=====
Sources	
Common Issuance to C&S	$50,000

Total Sources	$50,000
	=====

SHARES ISSUED FOR MERGER	
New Equity Required	$71,332
Current Kenya Share Price	$13.35
New Shares Issued	5,343
Current Kenya Share	20,122
PF Shares Outstanding	25,465

SHARES ISSUED TO C&S	
New Investment	$50,000
Current Kenya Share Price	$13.35
New Shares Issued	3,745
PF Shares Outstanding	25,465
PF Adj. Shares Outstanding	29,211

PURCHASE PRICE CALCULATION	
Tender Price (1)	$2.02
Premium	*34.7%*
Target Shares	35,313
Equity Purchase Price	$71,332
% Cash	0.0%
Cash	$0
% Stock	100.0%
Stock	$71,332

KENYA MERGER MODEL - BASE CASE

SUMMARY PROJECTED FINANCIAL INFORMATION

		Projected Fiscal Years Ending									
OPERATING SUMMARY	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
NOI	$101,605	$106,323	$116,574	$120,944	$123,015	$124,345	$125,011	$125,754	$126,937	$128,857	$130,949
Growth		*4.6%*	*9.6%*	*3.7%*	*1.7%*	*1.1%*	*0.5%*	*0.6%*	*0.9%*	*1.5%*	*1.6%*
EBITDA		$96,171	$106,666	$110,664	$112,558	$113,776	$114,385	$115,065	$116,147	$117,904	$119,818
Interest Expense		$50,741	$47,994	$48,486	$48,372	$47,312	$45,972	$44,443	$42,863	$41,259	$39,425
FFO		$44,382	$56,110	$58,964	$60,679	$62,624	$64,197	$65,979	$68,157	$70,971	$74,099
Growth			*26.4%*	*5.1%*	*2.9%*	*3.2%*	*2.5%*	*2.8%*	*3.3%*	*4.1%*	*4.4%*
Cash from Operations		$52,177	$57,955	$61,126	$63,158	$65,442	$67,398	$69,606	$72,264	$75,617	$79,364
TI & LC		9,864	10,787	8,946	9,054	9,145	9,240	8,000	8,000	8,000	8,000
Total Capex		24,432	40,788	14,127	13,379	12,875	12,991	12,000	12,000	12,000	12,000
Cash available for debt repayment		27,745	17,167	46,999	49,779	52,568	54,407	57,606	60,264	63,617	67,364
Mandatory Debt repayment		54,041	364,596	55,662	20,116	22,585	46,307	99,802	1,989	9,710	20,168
Dividends		37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	38,076
Increase in Free Cash before New Debt		(64,270)	(385,403)	(46,637)	(8,311)	(7,991)	(29,874)	(80,170)	20,301	15,934	9,120
Combined FFO/Share		$1.52	$1.92	$2.02	$2.08	$2.14	$2.20	$2.26	$2.33	$2.43	$2.54
Growth			*26.4%*	*5.1%*	*2.9%*	*3.2%*	*2.5%*	*2.8%*	*3.3%*	*4.1%*	*4.4%*
Original FFO/Share (2)		$1.48	$1.73	$1.91	$1.99	$2.04	$2.06	$2.06	$2.10	$2.17	$2.26
Accretion		*2.7%*	*11.1%*	*5.4%*	*4.3%*	*4.9%*	*6.9%*	*9.6%*	*11.2%*	*12.1%*	*12.2%*
Dividend/Share		$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30

KENYA MERGER MODEL - BASE CASE

SUMMARY PROJECTED FINANCIAL INFORMATION

						Projected Fiscal Years Ending					
	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
BALANCE SHEET SUMMARY & CREDIT STATISTICS											
Cash	$96,954	$32,684	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981
Mortgage Debt	323,779	279,538	229,178	174,921	156,292	135,282	90,642	50,162	48,810	39,762	20,268
Securitizations	303,898	303,127	62,610	61,731	60,791	59,785	58,709	0	0	0	0
Credit Facilities	87,710	78,680	4,961	4,434	3,887	3,318	2,728	2,114	1,477	815	142
New Debt	0	0	365,700	412,337	420,648	428,639	458,513	538,682	518,381	502,448	493,327
Total Debt	715,387	661,345	662,449	653,424	641,619	627,025	610,591	590,959	568,669	543,025	513,737
Total Debt + Preferred	797,454	743,412	744,516	735,491	723,686	709,092	692,658	673,026	650,736	625,092	595,804
Common Equity (Based on 9.0x FFO multipl		399,440	504,994	530,675	546,115	563,614	577,769	593,808	613,416	638,735	666,888
Total Market Capitalization		1,142,853	1,249,510	1,266,166	1,269,801	1,272,706	1,270,427	1,266,834	1,264,152	1,263,827	1,262,692
Equity Per Share		$13.67	$17.29	$18.17	$18.70	$19.29	$19.78	$20.33	$21.00	$21.87	$22.83
EBITDA/Interest Expense		1.9x	2.2x	2.3x	2.3x	2.4x	2.5x	2.6x	2.7x	2.9x	3.0x
EBITDA - Capex/Interest Expense		1.4x	1.4x	2.0x	2.1x	2.1x	2.2x	2.3x	2.4x	2.6x	2.7x
Total Debt / EBITDA		6.9x	6.2x	5.9x	5.7x	5.5x	5.3x	5.1x	4.9x	4.6x	4.3x
Total Debt + Preferred/EBITDA		7.7x	7.0x	6.6x	6.4x	6.2x	6.1x	5.8x	5.6x	5.3x	5.0x
Leverage based on 9.0x FFO Multiple		57.9%	53.0%	51.6%	50.5%	49.3%	48.1%	46.6%	45.0%	43.0%	40.7%
(Debt+Preferred)/Market Cap		65.0%	59.6%	58.1%	57.0%	55.7%	54.5%	53.1%	51.5%	49.5%	47.2%
FFO Payout Ratio		85.6%	67.7%	64.4%	62.6%	60.6%	59.2%	57.6%	55.7%	53.5%	51.4%
Total Unenc. NOI for Total New Debt (3)		8,893	74,909	86,172	90,228	93,736	101,582	117,197	118,547	122,823	128,612
Total Unenc. NOI/Total New Debt		NA	20.5%	20.9%	21.4%	21.9%	22.2%	21.8%	22.9%	24.4%	26.1%
NOI / Sq. Ft.		$7.0	$7.7	$8.0	$8.1	$8.2	$8.2	$8.3	$8.4	$8.5	$8.6
Capex / Sq. Ft.		$1.6	$2.7	$0.9	$0.9	$0.8	$0.9	$0.8	$0.8	$0.8	$0.8
Total Market Cap / Sq. Ft.		$75.3	$82.3	$83.4	$83.6	$83.8	$83.7	$83.4	$83.3	$83.2	$83.2

(1) Assumption from Kenya bid letter
(2) Excludes Gain on Land Sales
(3) Total Unencumbered NOI represents accumulated NOI that becomes unencumbered for New Debt

KENYA MERGER MODEL - NO GROWTH CASE

The no growth case shows that the combined Company should have sufficient liquidity to operate going forward.

- **Changes in Assumptions from Base Case to No Growth Case**

  2002 NOI for both companies is based on the respective Company's budgets

  2003 - 2010 NOI represents 0.0% growth over 2002 NOI

  Redevelopment capex for Kenya is assumed to be $13 million over the first two years. Congo's assets include an additional $4 million of capex over the first two years

  TI/LC of approximately $0.35 psf for Kenya and Congo

- **Results**

  The transaction is 2.7% or $0.04 accretive in 2002 and 8.4% or $0.12 accretive in 2003.

  Kenya leverage would increase from 59.3% to 60.2%

  At a 9.0x FFO multiple (which is Kenya's current multiple), the stock price would be $14.44 by the end of 2003 and the debt to total market capitalization would be 55.8%

  By the end of 2005 the Company would need to have raised over $420 million of debt by using over $77 million of unencumbered NOI

KENYA MERGER MODEL - NO GROWTH CASE

SOURCES AND USES OF FUNDS AT CLOSING - ASSUMED TO BE DEC. 31, 2001

Uses:		*Sources*	
Purchase Price - Common	$71,332	Cash	12,200
Transaction Expenses (1)	12,200	Assumed Congo Debt	
Assume Debt	$204,915	Mortgage Debt - Fixed Rate	98,138
		Mortgage Debt - Floating Rate	27,170
		CDC	58,000
		JV Debt	21,607
		New Debt	0
		Common	$71,332
	--------		--------
Total Uses	$288,447	Total Sources	$288,447
	=====		=====

PROFORMA CAPITALIZATION

Trading Information	Kenya	Congo	Proforma	Proforma C&S
Share Price	$13.35	$1.50	$13.35	$13.35
2002 FFO / Share	$1.48	$0.32		1.52
FFO Multiple	9.0x	4.7x		8.8x
Annual Dividend	$1.30	$0.00	$1.30	$1.30
Dividend Yield	9.7%	0.0%	9.7%	9.7%
Shares Outstanding	20,122	35,313	25,465	29,211
Capitalization				
Equity Capitalization	$268,629	$52,970	$339,961	$389,961
Liq. Of Preferred	$82,067	0	82,067	82,067
Total Debt	$510,472	$204,915	715,387	715,387
Total Capitalization	$861,168	$257,884	$1,137,415	$1,187,415
Total GLA	*10,629*	*4,553*	*15,181*	*15,181*
Total Cap. / sq. ft.	*$81.0*	*$56.6*	*$74.9*	*$78.2*
Debt / Total Cap	59.3%	79.5%	62.9%	60.2%
(Debt + Pref) / Total Cap.	68.8%	79.5%	70.1%	67.2%

SOURCES & USES - C&S EQUITY

Uses:	
Cash	$50,000
Paydown debt	0

Total Uses	$50,000
	=====
Sources	
Common Issuance to C&S	$50,000

Total Sources	$50,000
	=====

SHARES ISSUED FOR MERGER

New Equity Required	$71,332
Current Kenya Share Price	$13.35
New Shares Issued	5,343
Current Kenya Share	20,122
PF Shares Outstanding	25,465

SHARES ISSUED TO C&S

New Investment	$50,000
Current Kenya Share Price	$13.35
New Shares Issued	3,745
PF Shares Outstanding	25,465
PF Adj. Shares Outstanding	29,211

PURCHASE PRICE CALCULATION

Tender Price (1)	$2.02
Premium	*34.7%*
Target Shares	35,313
Equity Purchase Price	$71,332
% Cash	0.0%
Cash	$0
% Stock	100.0%
Stock	$71,332

CREDIT SUISSE | FIRST BOSTON

KENYA MERGER MODEL - NO GROWTH CASE

SUMMARY PROJECTED FINANCIAL INFORMATION

		Projected Fiscal Years Ending									
OPERATING SUMMARY	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
NOI	$101,605	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323
Growth		*4.6%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*
EBITDA		$96,171	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286
Interest Expense		$50,741	$47,994	$46,481	$46,925	$46,585	$46,142	$45,612	$45,224	$44,976	$44,723
FFO		$44,382	$46,861	$47,591	$46,854	$46,861	$46,927	$47,031	$46,936	$46,635	$46,268
Growth			*5.6%*	*1.6%*	*(1.5%)*	*0.0%*	*0.1%*	*0.2%*	*(0.2%)*	*(0.6%)*	*(0.8%)*
Cash from Operations		$52,177	$48,808	$49,797	$49,353	$49,693	$50,136	$50,666	$51,054	$51,302	$51,555
TI & LC		5,500	5,500	5,500	5,500	5,500	5,500	5,500	5,500	5,500	5,500
Total Capex		17,918	10,500	10,500	9,500	9,500	9,500	9,500	9,500	9,500	9,500
Cash available for debt repayment		34,259	38,308	39,297	39,853	40,193	40,636	41,166	41,554	41,802	42,055
Mandatory Debt repayment		54,041	364,596	55,662	20,116	22,585	46,307	99,802	1,989	9,710	20,168
Dividends		37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974
Increase in Free Cash before New Debt		(57,756)	(364,262)	(54,339)	(18,237)	(20,365)	(43,645)	(96,609)	1,591	(5,882)	(16,087)
Combined FFO/Share		$1.52	$1.60	$1.63	$1.60	$1.60	$1.61	$1.61	$1.61	$1.60	$1.58
Growth			*5.6%*	*1.6%*	*(1.5%)*	*0.0%*	*0.1%*	*0.2%*	*(0.2%)*	*(0.6%)*	*(0.8%)*
Original FFO/Share (2)		$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48
Accretion		*2.7%*	*8.4%*	*10.1%*	*8.4%*	*8.4%*	*8.6%*	*8.8%*	*8.6%*	*7.9%*	*7.1%*
Dividend/Share		$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30

KENYA MERGER MODEL - NO GROWTH CASE

SUMMARY PROJECTED FINANCIAL INFORMATION											
							Projected Fiscal Years Ending				
	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
BALANCE SHEET SUMMARY & CREDIT STATISTICS											
Cash	$96,954	$39,198	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981
Mortgage Debt	323,779	279,538	229,178	174,921	156,292	135,282	90,642	50,162	48,810	39,762	20,268
Securitizations	303,898	303,127	62,610	61,731	60,791	59,785	58,709	0	0	0	0
Credit Facilities	87,710	78,680	4,961	4,434	3,887	3,318	2,728	2,114	1,477	815	142
New Debt	0	0	338,045	392,384	410,621	430,986	474,631	571,241	569,650	575,532	591,618
Total Debt	715,387	661,345	634,794	633,470	631,591	629,372	626,710	623,517	619,937	616,109	612,028
Total Debt + Preferred	797,454	743,412	716,861	715,537	713,658	711,439	708,777	705,584	702,004	698,176	694,095
Common Equity (Based on 9.0x FFO multipl		399,440	421,750	428,319	421,684	421,751	422,347	423,283	422,421	419,719	416,412
Total Market Capitalization		1,142,853	1,138,611	1,143,857	1,135,342	1,133,190	1,131,124	1,128,867	1,124,425	1,117,895	1,110,507
Equity Per Share		$13.67	$14.44	$14.66	$14.44	$14.44	$14.46	$14.49	$14.46	$14.37	$14.26
EBITDA/Interest Expense		1.9x	2.0x	2.1x	2.1x	2.1x	2.1x	2.1x	2.2x	2.2x	2.2x
EBITDA - Capex/Interest Expense		1.5x	1.8x	1.9x	1.9x	1.9x	1.9x	1.9x	1.9x	2.0x	2.0x
Total Debt / EBITDA		6.9x	6.5x	6.5x	6.5x	6.5x	6.4x	6.4x	6.4x	6.3x	6.3x
Total Debt + Preferred/EBITDA		7.7x	7.4x	7.4x	7.3x	7.3x	7.3x	7.3x	7.2x	7.2x	7.1x
Leverage based on 9.0x FFO Multiple		57.9%	55.8%	55.4%	55.6%	55.5%	55.4%	55.2%	55.1%	55.1%	55.1%
(Debt+Preferred)/Market Cap		65.0%	63.0%	62.6%	62.9%	62.8%	62.7%	62.5%	62.4%	62.5%	62.5%
FFO Payout Ratio		85.6%	81.0%	79.8%	81.0%	81.0%	80.9%	80.7%	80.9%	81.4%	82.1%
Total Unenc. NOI for Total New Debt (3)		9,002	67,412	74,838	77,241	79,598	85,730	98,267	98,609	100,640	103,895
Total Unenc. NOI/Total New Debt		NA	19.9%	19.1%	18.8%	18.5%	18.1%	17.2%	17.3%	17.5%	17.6%
NOI / Sq. Ft.		$7.0	$7.0	$7.0	$7.0	$7.0	$7.0	$7.0	$7.0	$7.0	$7.0
Capex / Sq. Ft.		$1.2	$0.7	$0.7	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6
Total Market Cap / Sq. Ft.		$75.3	$75.0	$75.3	$74.8	$74.6	$74.5	$74.4	$74.1	$73.6	$73.1

(1) Assumption from Kenya bid letter
(2) Excludes Gain on Land Sales
(3) Total Unencumbered NOI represents accumulated NOI that becomes unencumbered for New Debt

KENYA INTEGRATION STRATEGY

Kenya has developed an integration plan on both the organizational and property level.

► Organization

Kenya would hire a new regional Chief Operating Officer to run the southeast, who will be responsible for 52 of the combined 199 owned or managed properties in the portfolio. The regional COO would communicate directly with corporate headquarters. The corporate goal is to give support and direction, while giving the authority to supervise and operate the people and properties below them

Asset management and operational management in the southeast would both report to the new regional COO

Kenya would hire a vice president of construction to handle the increase in redevelopments

- They recognize the need for more depth in that area going forward

During the transition after closing, senior management from the corporate office would rotate weekly to the Cary, North Carolina office to fully train and assimilate new staff into Kenya systems and procedures

The Vice President of Operations will oversee operations out of the Atlanta office while the Asset Manager would be in Raleigh. They would work closely together to successfully run this region with diverse, but somewhat overlapping responsibilities

► Property

Kenya has developed a plan for each individual property in Congo's portfolio

Certain properties will be sold, some will be redeveloped, while others will require a face-lift

We have included a portion of Kenya's presentation to its board in the Appendix which discusses each property

ORGANIZATION CHART

Kenya has determined a preliminary organization for its new southeast region.

Draft of combined KRT and KRT for Southeast

Possible from KPT	20
From KRT	4
New	7
Total =	31


KRT Headquarters
Regional COO
To be hired
Senior Management of KRT will rotate thru Cary Office to train and support Regional Headquarters until and after New Reg. COO hired and trained in KRT Systems
Regional VP Asset Manager
Swearingen
Regional VP Asset Operations
Perry
Exec. Assistant
Sante
Exec. Assistant
Stark
Asset Manager
Stevens
Staff Attorney
Lisle
Paralegal
Chrismon
Administrative Assistant
work w/ Wing too
Human Resources?
VP & Director of Leasing
Wing?
Reg. Leasing Rep. GA
Furst
Reg. Leasing Rep. FL
Walters
Reg. Leasing Rep. NC
to be hired
Reg. Leasing Rep. SC
to be hired
Administrative Assistant
to be hired
Asst. Controller
Baldwin?
Partnership / Corp.
Loog
Staff Accounting
to be hired
Troiano?
Accts. Payable & Receivables
Hedrix / Barrow?
Collections & Litigations
Eviston?
MIS Department
Cozart
Golden?
VP & Director of Construction
to be hired
Construction & Development
Dixon
Reg. Property Mgr. NC #1 & 1A
Craddock?
Youngblood?
Reg. Property Manager SC #2
Parker?
Reg. Property Manager FL #3
Lerner? (RMC)
Administrative Assistant
Fla
NC Westbrook?
Insurance Cert. / Sales Reports
Judge?

CONGO AND KENYA COMBINED G&A

Kenya anticipates that G&A will increase by $2.9 million as a result of the merger.

	Kenya	Adjustment	Pro Forma
COMPENSATION - CASH	$4,654,870	$1,895,000	$6,549,870
COMPENSATION -NONCASH	364,000	-	364,000
BENEFITS	490,000	245,000	735,000
ACCOUNTING FEES	220,000	55,000	275,000
LEGAL FEES	220,000	55,000	275,000
OTHER PROFESSIONAL FEES	180,000	45,000	225,000
DIRECTORS FEES	144,000	31,000	175,000
RATING AGENCIES	30,000	20,000	50,000
INSURANCE OTHER	40,000	20,000	60,000
CORPORATE TAXES	50,000	25,000	75,000
TRANSFER AGENTS	55,000	15,000	70,000
NYSE FEES & COSTS	55,000	20,000	75,000
ANNUAL REPORT/PROXY & INTERIM REPORTS	135,000	50,000	185,000
PUBLIC RELATIONS/CORP ADVERTISING	50,000	25,000	75,000
TRAVEL & ENTERTAINMENT	185,000	65,000	250,000
AUTO	95,000	35,000	130,000
RENT& CHGS	250,000	150,000	400,000
TELEPHONES & CELLULAR	70,000	35,000	105,000
NAREIT/ICSC/PROF ORGANIZATIONS, SEMINARS	180,000	45,000	225,000
DUES & SUBSCRIPTIONS	10,000	5,000	15,000
OFFICE & OTHER	320,000	110,000	430,000
Subtotal	**$7,797,870**	**$2,946,000**	**$10,743,870**
ALLOCATION OF OVERHEAD TO 3RD PRTY MGT	(584,840)	(6,073)	(590,913)
Total G&A	**$7,213,030**	**$2,939,927**	**$10,152,957**

Based on management projections.

CREDIT SUISSE | FIRST BOSTON

CONGO & KENYA COMBINED

- The combined portfolio would have a strong geographic focus on the East Coast.


1
1
1
1
1
31
7
7
1
10
3
16
8
13
10

Gross Leasable Area (sq. ft.)

- 0-100,000
- 100,000-300,000
- 300,000-600,000
- 600,000-1,000,000
- 1,000,000 & above

CREDIT SUISSE | FIRST BOSTON

CONGO & KENYA COMBINED

The combined company would be geographically focused on the East Coast and would have strong tenant diversification and credit quality overall. No tenant would represent more than 5.0% of total NOI.

PROFORMA 2001 NEWCO NOI BY STATE


Other 2.7%
CT 3.9%
MD 3.5%
AL 2.6%
NY 5.5%
PA 28.2%
VA 7.5%
FL 8.4%
GA 10.7%
SC 9.1%
NC 9.4%
NJ 8.5%

PROFORMA 2001 NEWCO GLA BY STATE


CT 4.8%
Other 4.6%
AL 3.3%
MD 2.6%
PA 24.1%
NY 2.9%
VA 8.9%
FL 7.9%
GA 12.0%
SC 7.8%
NC 12.6%
NJ 8.6%

PROFORMA COMBINED TOP TEN TENANTS

Tenant Name	Congo Rank [4]	No. Of Stores	Leased Area	% of Leased GLA	Annualized Base Rent	% of Annual Rent	Rent Per SF	Credit Rating
Wal-Mart	6	13	1,242,567	8.3%	$5,633,057	4.6%	$4.53	Aa2/AA
Food Lion [1]	1	20	642,571	4.3%	5,159,082	4.2%	8.03	Baa3/BBB-
Kmart	5	9	854,600	5.7%	3,692,725	3.0%	4.32	B2/BB
Ahold [2]	9	7	423,258	2.8%	3,238,116	2.6%	7.65	Baa1/BBB+
Kroger	2	4	233,105	1.6%	2,498,346	2.0%	10.72	Baa3/BBB-
Winn Dixie	3	5	244,329	1.6%	2,015,870	1.6%	8.25	Ba2/BBB-
TJ Maxx/Marshall's/HomeGoods	NA	8	240,988	1.6%	1,972,194	1.6%	8.18	A3/A-
Shop Rite	NA	3	167,133	1.1%	1,913,850	1.5%	11.45	NA
Home Depot	10	4	232,824	1.6%	1,420,467	1.1%	6.10	Aa3/AA
Fashion Bug [3]	NA	18	167,266	1.1%	1,361,847	1.1%	8.14	B1/BB-
Total Top Ten Tenants		**91**	**4,448,641**	**29.8%**	**$28,905,554**	**23.4%**	**$6.50**	

(1) Owned by Delhaize.
(2) Includes Bi-Lo and Stop&Shop brands.
(3) Owned by Charming Shoppes, Inc.
(4) Represents current rank within Congo's top ten tenants.
Note: Based on tenant information provided by Kenya.

EXHIBIT A - COMPARABLE COMPANIES AND TRANSACTIONS

COMMUNITY CENTER COMPARABLE COMPANY ANALYSIS

Comparable Company Analysis: Community Centers

(Numbers in 000's, except per share data)

Ticker	Dividend Yield	Payout Ratio	Market Value of Equity	Liquidation Value of Pref.	Capitalization Total Debt Outstanding	Total Cap.	Adj. Enterprise Value	Debt/ Total Cap.	Debt+ Pref./ Total Cap.	Value per SF/ Unit	Implied Cap. Rate	Valuation Adjusted Enterprise Value/ EBITDA	2001E FFO Multiple	2002E FFO Multiple
JDN	8.88%	81.57%	401,135	50,000	531,764	982,899	781,790	54.1%	59.2%	71.1	10.3%	11.2x	9.2x	10.0x
EQY	8.12%	80.30%	387,354	-	365,664	753,018	734,675	48.6%	48.6%	87.2	9.8%	10.7x	9.9x	9.0x
IRT	8.51%	75.32%	345,600	-	319,384	664,984	641,370	48.0%	48.0%	66.3	10.1%	10.6x	8.8x	8.5x
RPT	10.28%	64.49%	164,021	49,000	339,289	552,310	528,005	61.4%	70.3%	47.1	11.4%	10.1x	6.3x	7.1x
MRR	8.00%	74.68%	268,015	-	232,203	500,218	482,490	46.4%	46.4%	98.2	10.6%	10.0x	9.3x	8.7x
AKR	7.33%	56.96%	223,189	2,212	251,897	477,298	443,541	52.8%	53.2%	44.1	11.3%	9.8x	7.8x	7.4x
KRT	9.75%	86.67%	268,958	82,067	499,490	850,515	802,651	58.7%	68.4%	69.2	9.4%	12.0x	8.9x	8.6x
Peer Group:														
Wtd..	8.57%	74.00%						51.9%	54.5%	70.2	10.5%	10.5x	8.7x	8.7x
Medi:	8.32%	75.00%						50.7%	50.9%	68.7	10.5%	10.3x	9.0x	8.6x
Max	10.28%	81.57%						61.4%	70.3%	98.2	11.4%	11.2x	9.9x	10.0x
Min	7.33%	56.96%						46.4%	46.4%	44.1	9.8%	9.8x	6.3x	7.1x

Source: 3Q 10-Q Company filings, Realty Stock Review & FactSet.

(1) Adjusted Enterprise Value = Total Capitalization less (Land Held for Development + Construction in Progress + JV Interests + Mortgages Receivable + Cash).

(2) Implied Cap Rate = (EBITDA+G&A)/Adjusted Enterprise Value.

CREDIT SUISSE | FIRST BOSTON

COMMUNITY CENTER UNIVERSE

Comparable Company Analysis: SHOPPING CENTER Sector

(Numbers in 000's, except per share data)

Ticker	Dividend Yield	Market Value of Equity	Liquidation Value of Pref.	Capitalization Total Debt Outstanding	Total Cap.	Adj. Enterprise Value	Debt/ Total Cap.	Debt+ Pref./ Total Cap.	Value per SF/ Unit	Implied Cap. Rate	Valuation Adjusted Enterprise Value/ EBITDA	2001E FFO Multpile	2002E FFO Multpile
KIM	6.60%	3,032,091	328,122	1,329,344	4,689,557	4,135,204	28.3%	35.3%	85.5	9.5%	11.3x	10.5x	9.7x
REG	7.19%	1,651,117	414,985	1,290,489	3,356,590	2,835,514	38.4%	50.8%	99.0	9.5%	11.3x	10.0x	9.5x
DDR	8.13%	1,025,550	510,861	1,386,137	2,922,548	2,423,377	47.4%	64.9%	61.7	10.6%	10.4x	7.6x	7.1x
WRI	6.56%	1,568,524	276,000	1,076,077	2,920,601	2,681,374	36.8%	46.3%	71.1	9.0%	11.5x	10.6x	9.8x
NXL	9.39%	1,557,149	270,175	1,065,185	2,892,509	2,674,787	36.8%	46.2%	70.5	9.2%	11.3x	9.5x	9.6x
FRT	8.13%	966,859	100,000	1,191,836	2,258,695	1,921,713	52.8%	57.2%	128.8	10.6%	10.1x	8.8x	8.9x
PNP	6.41%	956,201	-	640,261	1,596,462	1,531,973	40.1%	40.1%	113.2	9.3%	11.4x	10.5x	9.7x
JDN	8.88%	401,135	50,000	531,764	982,899	781,790	54.1%	59.2%	71.1	10.3%	11.2x	9.2x	10.0x
KRT	9.75%	268,958	82,067	499,490	850,515	802,651	58.7%	68.4%	69.2	9.4%	12.0x	8.9x	8.6x
BFS	7.22%	421,777	-	350,247	772,024	747,136	45.4%	45.4%	122.5	9.1%	11.7x	10.6x	9.9x
EQY	8.12%	387,354	-	365,664	753,018	734,675	48.6%	48.6%	87.2	9.8%	10.7x	9.9x	9.0x
IRT	8.51%	345,600	-	319,384	664,984	641,370	48.0%	48.0%	66.3	10.1%	10.6x	8.8x	8.5x
RPT	10.28%	164,021	49,000	339,289	552,310	528,005	61.4%	70.3%	47.1	11.4%	10.1x	6.3x	7.1x
CTA	3.75%	123,667	-	399,693	523,360	508,049	76.4%	76.4%	79.4	12.5%	8.6x	NA	NA
MRR	8.00%	268,015	-	232,203	500,218	482,490	46.4%	46.4%	98.2	10.6%	10.0x	9.3x	8.7x
AKR	7.33%	223,189	2,212	251,897	477,298	443,541	52.8%	53.2%	44.1	11.3%	9.8x	7.8x	7.4x
MAL	16.78%	30,590	-	198,727	229,317	218,736	86.7%	86.7%	39.3	11.2%	10.1x	9.3x	10.8x
ADC	11.91%	78,645	-	103,803	182,448	181,546	56.9%	56.9%	50.4	11.5%	9.5x	6.0x	5.8x
Peer Group:													
Wtd. .	7.72%						42.7%	50.3%	84.3	9.8%	11.0x	9.5x	9.1x
Media	8.12%						48.3%	52.0%	71.1	10.2%	10.6x	9.3x	9.0x
Max	16.78%						86.7%	86.7%	128.8	12.5%	12.0x	10.6x	10.8x
Min	3.75%						28.3%	35.3%	39.3	9.0%	8.6x	6.0x	5.8x

Source: Company filings, Realty Stock Review & FactSet.

(1) Adjusted Enterprise Value = Total Capitalization less (Land Held for Development + Construction in Progress + JV Interests + Mortgages Receivable + Cash).

(2) Implied Cap Rate = (EBITDA+G&A)/Adjusted Enterprise Value.

COMMUNITY CENTER COMPARABLE TRANSACTIONS

M&A TRANSACTION MULTIPLES

ANALYSIS OF COMMUNITY CENTER REIT TRANSACTIONS (2000 & 2001)

Annc. Date / Eff. Date / LTM Date	Target / Acquiror	Consideration	Equity Purchase Price	Total Transaction Value	Enterprise Value / LTM Revenues	Enterprise Value / LTM EBITDA	Enterprise Value / LQA Revenues	Enterprise Value / LQA EBITDA	Equity Purch. Price / LTM FFO	Equity Purch. Price / Forward FFO	Equity Purch. Price / Book Value	Premiums Paid 1-Day	Premiums Paid 1-Week	Premiums Paid 1-Month
05/18/01 09/24/01 03/31/01	Centrefund Realty / Equity One	Stock	$118,650	$267,650.0	6.7x	10.1x	6.8x	10.1x	NA	8.5x	1.2x	NA	NA	NA
05/31/01 09/24/01 06/30/01	United Investors Realty Trust / Equity One	Cash/Stock	$65,670	$144,888.8	5.8x	10.2x	5.9x	11.0x	9.9x	9.6x	1.0x	22.1%	27.8%	31.5%
01/17/01 04/03/01 12/31/00	Burnham Pacific / Weingarten Realty Investors	Cash	$145,500	$277,500.0	7.5x	9.8x	NA	NA	8.4x	NA	NA	NA	NA	NA
09/28/00 02/28/01 09/30/00	First Washington Realty Trust / US Retail Partners	Cash	$466,142	$766,049.0	8.0x	11.5x	8.0x	11.5x	10.3x	9.5x	1.8x	25.3%	24.6%	22.0%
08/22/00 11/14/00 09/30/00	Western Properties Trust / Pan Pacific Retail Properties	Stock	$237,656	$433,723.3	7.1x	10.8x	7.3x	11.2x	8.6x	8.1x	1.1x	0.8%	6.6%	3.9%
05/15/00 09/18/00 06/30/00	Bradley Real Estate / Heritage Group	Cash	$669,114	$1,121,113.8	7.0x	10.7x	6.9x	10.5x	9.1x	8.4x	1.3x	18.9%	18.9%	27.5%
12/13/99 06/16/00 03/31/00	Kranzco / CV REIT	Stock	$190,744	$536,078.0	6.8x	9.5x	6.4x	9.1x	6.6x	4.4x	0.6x	28.2%	29.3%	18.7%
Mean					7.0x	10.4x	6.9x	10.6x	8.8x	8.1x	1.2x	19.1%	21.4%	20.7%
Median					7.0x	10.2x	6.8x	10.7x	8.8x	8.5x	1.2x	22.1%	24.6%	22.0%
High					8.0x	11.5x	8.0x	11.5x	10.3x	9.6x	1.8x	28.2%	29.3%	31.5%
Low					5.8x	9.5x	5.9x	9.1x	6.6x	4.4x	0.6x	0.8%	6.6%	3.9%

EXHIBIT B - CONGO NAV DETAIL

CREDIT SUISSE FIRST BOSTON
COMMUNITY CENTER PORTFOLIO

NO.	NAME	CITY (LOCATION)	STATE (LOCATION)	G.L.A.	2001 P NOI	2001B (1) NOI	$.20 CAP. EX. RES.	ADJ. CASH FLOW	RENT UPSIDE @ 50%	ADJ. FOR RENT @ RISK HR 75% MR 30%	ADJ. FOR RENT @ RISK HR 50% MR 15%	ADJ. FOR RENT @ RISK HR 25% MR 0%	EST. NET CASH FLOW HR 75% MR 30%	EST. NET CASH FLOW HR 50% MR 15%	EST. NET CASH FLOW HR 25% MR 0%	CAP. RATE	EST. VALUE	CAP. EX	DEFERRED MAINT.
1	Mobile Festival	Mobile	AL	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
2	[illegible]	[illegible]	FL	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
3	[illegible]	Pensacola	FL	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
4	[illegible]	Hollywood	FL	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
5	[illegible]	West Palm Beach	FL	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
6	[illegible]	[illegible]	FL	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
7	Oakland Park Festival Center	Oakland Park	FL	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
8	[illegible]	[illegible]	FL	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
9	[illegible]	Marietta	GA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
10	[illegible]	[illegible]	GA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
11	[illegible]	[illegible]	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
12	[illegible]	Raleigh	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
13	Durham Festival	Durham	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
14	[illegible]	Raleigh	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
15	Gateway Plaza	Wilson	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
16	[illegible]	[illegible]	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
17	[illegible]	Greenville	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
18	[illegible]	Raleigh	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
19	[illegible]	Cary	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
20	[illegible]	[illegible]	SC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
21	[illegible]	Orangeburg	SC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
22	[illegible]	Mount Pleasant	SC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
23	[illegible]	Mount Pleasant	SC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
24	[illegible]	[illegible]	SC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
25	[illegible]	Conway	SC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
26	[illegible]	[illegible]	VA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
27	[illegible]	Harrisonburg	VA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
28	[illegible]	[illegible]	VA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
29	[illegible]	[illegible]	VA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	0	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
30	[illegible]	Danville	VA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
31	Towne Square	Roanoke	VA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
32	[illegible] Mall	Blacksburg	VA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
	TOTAL:			4,430,147	$33,592,044	$30,123,852	($886,029)	$29,237,823	$326,871	($2,554,886)	($1,519,651)	($484,416)	$27,009,937	$28,045,142	$29,080,370	10.5%	$267,302,851	($3,[illegible])	($3,483,220)

JOINT VENTURES AND DEVELOPMENTS

NO.	NAME	CITY (LOCATION)	STATE (LOCATION)	G.L.A.	2001 P NOI	2001B (1) NOI	$.20 CAP. EX. RES.	ADJ. CASH FLOW	RENT UPSIDE @ 50%	ADJ. FOR RENT @ RISK HR 75% MR 30%	ADJ. FOR RENT @ RISK HR 50% MR 15%	ADJ. FOR RENT @ RISK HR 25% MR 0%	EST. NET CASH FLOW HR 75% MR 30%	EST. NET CASH FLOW HR 50% MR 15%	EST. NET CASH FLOW HR 25% MR 0%	CAP. RATE	EST. VALUE	CAP. EX	DEFERRED MAINT.
33	Falls Pointe (2)	Raleigh	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	-	-	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	-
34	Millpond Village Office (2)	Cary	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	-
35	Millpond Village Retail (2)	Cary	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	-	-	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	-
36	Park Place	Morrisville	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	-
37	Peak Plaza	Apex	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	(7,260)	[illegible]	-	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]
38	[illegible]	[illegible]	NC	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]				[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		
	TOTAL:			551,117	$8,678,605	$6,497,642	($110,223)	$6,387,419	$589,182	($1,387,280)	($823,639)	($459,998)	$5,589,320	$6,052,961	$6,516,601	10.3%	$58,759,947	-	($500,000)
	GRAND TOTAL:			4,981,264	$37,270,649	$36,621,594	($996,253)	$35,625,341	$916,052	($3,942,166)	($2,443,290)	($944,415)	$32,599,228	$34,098,103	$35,596,978	10.5%	$326,062,878	($3,[illegible])	($4,083,220)

1 Represents adjusted budget for 2001
2 Falls Pointe and Millpond Village are not expected to be fully stabilized until 2002

CREDIT SUISSE FIRST BOSTON

COMMUNITY CENTER PORTFOLIO

RENT AT RISK

[illegible]

JOINT VENTURES & DEVELOPMENTS

[illegible]

CREDIT SUISSE FIRST BOSTON

COMMUNITY CENTER PORTFOLIO

UPSIDE POTENTIAL

NO.	NAME	PEND. OUTPARCEL	TENANT	PROPOSED SALES PRICE	ADD'L RENT	OTHER PEND. OUTPARCELS	TENANT	PROPOSED SALES PRICE	ADD'L RENT	NON PEND. OUTPARCEL	SF	PROPOSED SALES PRICE	ADD'L RENT	EXPANSION	TENANT	SF	RENT PSF	ADD'L RENT	NEW TENANT	TENANT	SF	RENT PSF	ADD'L RENT	NEW TEN. REPLACING TEN. at Risk	TENANT	TOTAL RENT	RENT @ RISK REPLACED	ADD'L RENT	INC. ADD'L RENT
1	[illegible]	No				No				No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No					Yes	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
2	[illegible]	No				No				No				No					No					No					[illegible]
3	[illegible]	No				No				No				No					No					No					
4	[illegible]	No				No				No				No					No					No					
5	[illegible]	No				No				No				No					Yes	New Tenant			[illegible]	No					[illegible]
6	[illegible]	No				No				No				No					No					No					
7	[illegible]	No				No				No				No					No					No					
8	[illegible]	No				No				No				No					No					No					
9	[illegible]	No				No				No				No					Yes	[illegible]	[illegible]	[illegible]	[illegible]	No					[illegible]
10	[illegible]	No				No				No				No					No					No					[illegible]
11	[illegible]	Yes	[illegible]	[illegible]	[illegible]	No				Yes	[illegible]	[illegible]	[illegible]	No					Yes	New Tenant	[illegible]	[illegible]	[illegible]	No					[illegible]
12	[illegible]	No				No				No				No					No					No					
13	[illegible]	No				No				No				No					No					No					
14	[illegible]	No				No				Yes	[illegible]	[illegible]	[illegible]	No					No					No					[illegible]
15	[illegible]	No				No				No				No					No					No					[illegible]
16	[illegible]	Yes	[illegible]	[illegible]	[illegible]	No				Yes	[illegible]	[illegible]	[illegible]	No					No					No					[illegible]
17	[illegible]	No				No				No				No					No					No					
18	[illegible]	No				No				No				No					No					No					[illegible]
19	[illegible]	No				No				Yes		[illegible]	[illegible]	No					No					No					
20	[illegible]	No				No				No				No					No					No					
21	[illegible]	No				No				No				No					No					Yes	[illegible]	[illegible]	[illegible]		
22	[illegible]	No				No				No				No					No					Yes	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
23	[illegible]	No				No				No				No					No					Yes	[illegible]	[illegible]	[illegible]		
24	[illegible]	No				No				No				No					No					No					[illegible]
25	[illegible]	Yes	[illegible]	[illegible]	[illegible]	No				No				Yes	[illegible]	[illegible]	[illegible]	[illegible]	No					No					[illegible]
26	[illegible]	No				No				No				No					No					No					
27	[illegible]	No				No				No				No					No					No					
28	[illegible]	No				No				No				No					No					No					
29	[illegible]	No				No				Yes	[illegible]	[illegible]	[illegible]	No					No					No					[illegible]
30	[illegible]	Yes	[illegible]	[illegible]	[illegible]	No				Yes	[illegible]	[illegible]	[illegible]	No					No					No					[illegible]
31	[illegible]	No				No				No				No					No					No					
32	[illegible]	No				No				No				No					No					No					
	Total				[illegible]								[illegible]					[illegible]					[illegible]			[illegible]	[illegible]	[illegible]	[illegible]

JOINT VENTURES & DEVELOPMENTS

NO.	NAME	PEND. OUTPARCEL	TENANT	PROPOSED SALES PRICE	ADD'L RENT	OTHER PEND. OUTPARCELS	TENANT	PROPOSED SALES PRICE	ADD'L RENT	NON PEND. OUTPARCEL	SF	PROPOSED SALES PRICE	ADD'L RENT	EXPANSION	TENANT	SF	RENT PSF	ADD'L RENT	NEW TENANT	TENANT	SF	RENT PSF	ADD'L RENT	NEW TEN. REPLACING TEN. at Risk	TENANT	TOTAL RENT	RENT @ RISK REPLACED	ADD'L RENT	INC. ADD'L RENT
[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	No				Yes	[illegible]	[illegible]	[illegible]	No					No					No					[illegible]
[illegible]	[illegible]	No				No				Yes	[illegible]	[illegible]	[illegible]	No					No					No					[illegible]
[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	No					No					No					[illegible]
[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	No					No					No					[illegible]
[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	No					No					No					[illegible]
[illegible]	[illegible]	Yes	[illegible]	[illegible]	[illegible]	No				Yes	[illegible]	[illegible]	[illegible]	No					No					No					[illegible]
	Total				[illegible]				[illegible]				[illegible]																[illegible]
	Grand Total				[illegible]				[illegible]				[illegible]					[illegible]					[illegible]			[illegible]	[illegible]	[illegible]	[illegible]

1 [illegible]
2 [illegible]
3 [illegible]
4 [illegible]
5 [illegible]
6 [illegible]
7 [illegible]

EXHIBIT C - KENYA NAV DETAIL

Kenya Property Analysis

Property	Location	State	Center GLA	Occupancy	2001 NOI	2002 NOI	Mortgage as of [illegible]	Interest Rate	Maturity	Loan Pool	Anchor	Anchor SF	Stores Vacant	SF Vacant	Vacant Anchor Space (Y/N)	Large Tenants other than named anchor	Potential Problems/Comments	Visited Property (Y/N)
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

CREDIT SUISSE FIRST BOSTON
[illegible] PORTFOLIO

[illegible]

VALUATION WORKSHEET

Stabilized

NO.	NAME	2001E NOI	2002E NOI	$.15 CAP. EX. RES.	ADJ. CASH FLOW	RENT UPSIDE @ 50%	ADJ. FOR RENT @ RISK HR 75% MR 30%	ADJ. FOR RENT @ RISK HR 50% MR 15%	ADJ. FOR RENT @ RISK HR 25% MR 0%	EST. NET CASH FLOW HR 75% MR 30%	EST. NET CASH FLOW HR 50% MR 15%	EST. NET CASH FLOW HR 25% MR 0%	CAP. RATE	EST. VALUE	CAP. EX	Asset/Parcel Sales	CSFB EST. VALUE
1	69th Street	$492,115	$478,567	($6,420)	$472,147	$0	$0	$0	$0	$472,147	$472,147	$472,147	10.0%	$4,721,470	$0	$0	$4,721,470
2	A&P Hammonton	167,051	173,700	(3,750)	169,950	-	-	-	-	169,950	169,950	169,950	10.0%	1,699,500	-	-	1,699,500
3	Bainbridge	746,799	750,234	(21,600)	728,634	-	(119,368)	(59,684)	-	609,266	668,950	728,634	10.0%	6,689,502	-	200,000	6,889,502
4	Bensalem Square	754,132	765,285	(10,950)	754,335	-	-	-	-	754,335	754,335	754,335	10.0%	7,543,350	-	950,000	8,493,350
5	Berkshire Square	2,919,120	2,997,784	(58,050)	2,939,734	-	-	-	-	2,939,734	2,939,734	2,939,734	10.0%	29,397,340	-	-	29,397,340
6	Bradford Mall	469,863	601,709	(43,200)	558,509	190,000	(75,129)	(36,935)	-	673,380	711,574	748,509	10.0%	7,119,740	-	750,000	7,869,740
7	Bristol Commerce Park	1,611,075	1,292,276	(61,410)	1,230,866	-	(267,080)	(178,053)	(89,027)	973,776	1,062,803	1,151,839	10.0%	10,628,025	-	-	10,628,025
8	Campus Village	347,082	380,448	(3,900)	376,548	-	-	-	-	376,548	376,548	376,548	10.0%	3,765,480	-	-	3,765,480
9	Cary Plaza	327,903	331,246	(9,150)	322,096	-	-	-	-	322,096	322,096	322,096	10.0%	3,220,960	-	-	3,220,960
10	Conway Plaza	1,190,836	1,210,991	(13,750)	1,197,241	-	(68,790)	(45,860)	(22,930)	1,128,451	1,151,381	1,174,311	10.0%	11,513,810	-	-	11,513,810
11	Century Village	319,648	386,415	(3,750)	382,665	-	-	-	-	382,665	382,665	382,665	10.0%	3,826,650	-	-	3,826,650
12	Chalfont Village	372,008	391,315	(6,300)	385,015	-	-	-	-	385,015	385,015	385,015	10.0%	3,850,150	-	-	3,850,150
13	Cherry Square	872,844	751,705	(11,250)	739,455	-	-	-	-	739,455	739,455	739,455	10.0%	7,394,550	-	-	7,394,550
14	Chambersburg	1,366,387	1,465,413	(18,300)	1,447,113	54,383	-	-	-	1,501,496	1,501,496	1,501,496	10.0%	15,014,960	-	-	15,014,960
15	Collegetown	1,292,909	1,264,264	(17,500)	1,246,764	27,000	(71,885)	(35,943)	-	1,199,885	1,237,821	1,273,764	10.0%	12,358,251	-	400,000	12,758,251
16	Collegeville	797,209	757,162	(16,650)	740,512	-	-	-	-	740,512	740,512	740,512	10.0%	7,405,120	-	-	7,405,120
17	County Line	867,799	907,156	(28,250)	878,906	-	-	-	-	878,906	878,906	878,906	10.0%	8,789,060	-	-	8,789,060
18	Cross County	3,245,082	4,186,593	(39,600)	4,146,993	-	-	-	-	4,146,993	4,146,993	4,146,993	10.0%	41,469,930	-	-	41,469,930
19	Danville	168,796	236,782	(5,600)	231,182	-	-	-	-	231,182	231,182	231,182	10.0%	2,311,820	-	-	2,311,820
20	Dickson City	380,540	366,130	(7,050)	359,080	-	-	-	-	359,080	359,080	359,080	10.0%	3,590,800	-	-	3,590,800
21	East Main	826,120	809,815	(28,650)	781,165	-	(89,213)	(44,607)	-	691,952	736,558	781,165	10.0%	7,365,585	-	-	7,365,585
22	Fox Run	2,604,333	2,507,744	(43,950)	2,463,794	-	(325,027)	(61,203)	-	2,138,767	2,400,881	2,463,794	10.0%	24,008,805	-	-	24,008,805
23	[illegible]	521,987	516,039	(12,900)	503,139	10,065	-	-	-	513,204	513,204	513,204	10.0%	5,132,040	-	-	5,132,040
24	Groton Square	1,093,055	2,275,621	(29,250)	2,246,371	-	-	-	-	2,246,371	2,246,371	2,246,371	10.0%	22,463,710	-	-	22,463,710
25	[illegible]	479,666	460,530	(9,000)	451,530	-	-	-	-	451,530	451,570	451,570	10.0%	4,515,700	-	-	4,515,700
26	Highridge Plaza	1,339,177	1,340,956	(13,350)	1,327,606	31,000	-	-	-	1,358,606	1,358,606	1,358,606	10.0%	13,586,060	-	-	13,586,060
27	Holcomb Bridge	665,511	774,291	(15,750)	758,541	-	(146,678)	(73,339)	-	611,863	685,182	758,541	10.0%	6,851,821	-	-	6,851,821
28	Lakewood	2,593,345	2,647,990	(36,300)	2,611,690	21,480	(203,425)	(64,950)	(34,475)	2,359,245	2,594,220	2,633,095	10.0%	25,942,200	-	-	25,942,200
29	Magnolia	522,849	668,634	(15,750)	668,884	60,931	-	-	-	739,815	739,815	739,815	10.0%	7,398,150	-	-	7,398,150
30	Manchester Knoll	481,520	530,426	(27,450)	502,976	96,525	-	-	-	599,501	599,501	599,501	10.0%	5,995,010	-	-	5,995,010
31	Marlton I	1,197,425	2,158,545	(12,000)	2,156,657	-	-	-	-	2,156,657	2,156,657	2,156,657	10.0%	21,566,570	-	-	21,566,570
32	Marlton II	229,859	1,163,860	(23,100)	1,140,760	36,198	-	-	-	1,176,958	1,176,958	1,176,958	10.0%	11,769,580	-	-	11,769,580
33	[illegible] Square	409,609	327,362	(13,950)	313,412	-	(52,061)	(25,031)	-	261,351	288,381	313,412	10.0%	2,883,815	-	300,000	3,183,815
34	Milford	301,875	285,527	(3,750)	281,777	-	-	-	-	281,777	281,777	281,777	10.0%	2,817,770	-	-	2,817,770
35	Mount Carmel	216,415	217,747	(2,250)	215,497	-	(43,200)	(21,600)	-	172,297	193,897	215,497	10.0%	1,938,970	-	-	1,938,970
36	[illegible]	461,853	463,131	(12,000)	451,131	-	-	-	-	451,131	451,131	451,131	10.0%	4,511,310	-	-	4,511,310
37	New Holland	280,120	275,663	(9,900)	265,763	-	(7,433)	(3,716)	-	258,330	262,049	265,767	10.0%	2,620,485	-	-	2,620,485
38	[illegible]	3,304,816	3,129,881	(56,550)	3,303,331	-	(220,014)	(60,077)	-	3,081,217	3,241,134	3,300,331	10.0%	32,411,340	-	-	32,411,340
39	North Penn	580,715	642,499	(8,700)	633,799	-	(22,864)	(11,432)	-	610,925	622,357	633,799	10.0%	6,223,572	-	-	6,223,572
40	North Ridge	793,313	849,626	(6,300)	843,326	-	-	-	-	843,326	843,326	843,326	10.0%	8,433,260	-	-	8,433,260
41	Northfield	1,342,707	1,332,881	(28,250)	1,303,631	-	(142,305)	(71,152)	-	1,161,326	1,232,479	1,303,631	10.0%	12,324,787	-	-	12,324,787
42	Orange Plaza	(29,002)	42,668	(4,050)	38,618	-	-	-	-	38,618	38,618	38,618	10.0%	386,180	-	-	386,180
43	Park Center - Incl. Street Mall	716,563	1,124,172	(34,050)	1,090,122	47,000	(114,966)	(57,483)	-	1,020,156	1,077,649	1,135,122	10.0%	10,776,489	-	-	10,776,489
44	Park Hills	1,865,077	1,943,624	(43,050)	1,901,624	-	-	-	-	1,901,624	1,901,624	1,901,624	10.0%	19,016,240	-	-	19,016,240
45	Park Plaza	458,531	446,961	(6,900)	440,061	5,175	-	-	-	445,215	445,215	445,215	10.0%	4,452,150	-	-	4,452,150
46	Parkway	617,135	685,091	(19,050)	666,641	-	(144,302)	(73,151)	-	522,340	594,490	666,641	10.0%	5,944,902	-	250,000	6,194,902
47	Pilgrim	833,296	911,640	(12,450)	899,191	-	(25,651)	(11,825)	-	873,540	887,366	899,191	10.0%	8,871,637	-	-	8,871,637
48	Plymouth	318,092	326,765	(6,500)	322,265	-	-	-	-	322,265	322,265	322,265	10.0%	3,222,650	-	-	3,222,650
49	Port Washington	91,297	81,460	(1,000)	80,460	-	-	-	-	80,460	80,460	80,460	10.0%	804,600	-	-	804,600
50	Rio Grande	1,214,081	1,272,875	(20,850)	1,252,025	-	-	-	-	1,252,025	1,252,025	1,252,025	10.0%	12,520,250	-	-	12,520,250
51	Smithville	1,268,835	1,361,007	(35,150)	1,325,852	-	(414,951)	(246,289)	(77,625)	914,901	1,083,564	1,252,227	10.0%	10,835,642	-	-	10,835,642
52	Stratford Square	1,110,607	1,253,164	(24,000)	1,229,164	108,915	(183,285)	(122,190)	(61,095)	1,154,794	1,215,889	1,276,984	10.0%	12,158,890	-	-	12,158,890
53	Street Road	771,196	688,725	(10,200)	678,525	35,000	-	-	-	713,525	713,525	713,525	10.0%	7,135,250	-	150,000	7,285,250
54	Summerville	275,155	297,728	(10,200)	287,528	-	(33,629)	(16,814)	-	253,899	270,714	287,528	10.0%	2,707,137	-	300,000	3,007,137
55	Tilton Corners	1,118,689	1,129,619	(28,650)	1,100,969	-	(164,206)	(82,108)	-	936,773	1,018,881	1,100,989	10.0%	10,188,812	-	300,000	10,488,812
56	Tower Plaza	423,416	405,649	(13,200)	392,449	50,000	-	-	-	442,449	442,449	442,449	10.0%	4,424,490	-	-	4,424,490
57	Valleyview	467,768	377,015	(14,100)	362,915	-	(118,831)	(59,416)	-	244,084	303,499	362,915	10.0%	3,034,991	-	-	3,034,991
58	Village at Mainline	1,465,140	1,472,099	(35,850)	1,436,249	-	(286,881)	(135,441)	-	1,149,368	1,302,808	1,436,249	10.0%	13,028,084	-	-	13,028,084
59	Village Oaks	951,392	1,023,540	(25,800)	997,740	-	(171,765)	(86,882)	-	821,975	910,858	997,740	10.0%	9,108,577	-	-	9,108,577
60	Village Square	336,172	329,680	(2,550)	327,130	-	-	-	-	327,130	327,130	327,130	10.0%	3,271,300	-	-	3,271,300
61	Village West	1,812,090	1,858,205	(20,042)	1,838,163	-	-	-	-	1,838,163	1,838,163	1,838,163	10.0%	18,381,634	-	-	18,381,634
62	Whitehall	2,631,441	3,008,762	(44,700)	2,564,062	-	(79,841)	(39,920)	-	2,484,222	2,524,142	2,564,062	10.0%	25,241,418	-	-	25,241,418
63	Whitemarsh	1,079,275	1,076,037	(10,200)	1,065,837	53,984	(51,509)	(25,754)	-	1,068,312	1,094,067	1,119,821	10.0%	10,940,666	-	700,000	11,640,666
64	Wilkes-Barre - 325 South St	71,623	73,300	(1,200)	72,100	-	-	-	-	72,100	72,100	72,100	10.0%	721,000	-	3,800,000	4,521,000
65	Woodbourne	467,877	447,136	(4,500)	442,636	-	-	-	-	442,636	442,636	442,636	10.0%	4,426,360	-	3,375,000	7,801,360
	Subtotal	$59,468,734	$64,993,438	($1,190,792)	$63,802,646	$899,354	($3,243,981)	($1,763,036)	($285,152)	$61,439,191	$62,999,876	$64,376,850	10.0%	$629,984,757	$0	$11,175,000	$640,659,757

Redevelopment

NO.	NAME	2001E NOI	2002E NOI	$.20 CAP. EX. RES.	ADJ. CASH FLOW	RENT UPSIDE @ 50%	ADJ. FOR RENT @ RISK HR 75% MR 30%	ADJ. FOR RENT @ RISK HR 50% MR 15%	ADJ. FOR RENT @ RISK HR 25% MR 0%	EST. NET CASH FLOW HR 75% MR 30%	EST. NET CASH FLOW HR 50% MR 15%	EST. NET CASH FLOW HR 25% MR 0%	CAP. RATE	EST. VALUE	CAP. EX	Asset/Parcel Sales	CSFB EST. VALUE
1	Barn Plaza (1)	$1,542,873	$2,457,788	($31,950)	$2,425,838	$0	($250,800)	($125,400)	$0	$2,175,038	$2,300,438	$2,425,838	10.0%	$21,664,380	($2,600,000)	$0	$19,064,380
2	Coral Hills (1)	815,637	1,007,609	(12,450)	995,239	-	(37,606)	(28,808)	-	957,633	966,431	995,239	10.0%	9,664,312	(150,000)	-	9,514,312
3	Culpeper	717,495	891,498	(19,950)	878,548	90,000	(147,510)	(97,958)	(28,378)	821,040	881,190	940,170	10.0%	8,811,896	-	-	8,811,896
4	Douglasville	1,033,469	1,237,175	(40,200)	1,196,975	-	(303,775)	(151,888)	-	893,202	1,045,090	1,196,975	10.0%	10,450,901	-	200,000	10,650,901
5	Franklin Center (2)	771,360	957,634	(26,250)	931,374	-	(55,885)	(27,943)	-	875,489	903,431	931,374	10.0%	9,034,314	-	-	9,034,314
6	Hillsboro (2)	724,268	1,630,469	(33,150)	1,597,319	-	(288,860)	(134,430)	-	1,308,459	1,452,889	1,597,319	10.0%	14,528,889	-	150,000	14,678,889
7	MacArthur (1)	115,587	1,441,555	(7,650)	1,433,905	-	(392,390)	(196,195)	-	1,041,515	1,237,710	1,433,905	10.0%	12,377,098	(7,000,000)	-	5,377,098
8	Marunes-Jefferson (1)	1,305,201	1,671,821	(48,650)	1,623,171	-	(98,328)	(23,263)	-	1,524,843	1,599,908	1,623,171	10.0%	15,999,080	-	500,000	16,499,080
9	Parkway Plaza I (1)	390,219	846,693	(10,950)	835,743	-	(134,272)	(67,136)	-	701,470	768,607	835,743	10.0%	7,686,069	(1,115,000)	-	6,571,069
10	Parkway Plaza II	(33,861)	-	-	-	-	-	-	-	-	-	-	10.0%	-	-	3,000,000	3,000,000
11	Scalzi	801,797	750,738	(15,070)	745,668	-	(219,150)	(109,590)	-	526,518	636,098	745,668	10.0%	6,360,979	-	150,000	6,510,979
12	Suburban (1)	1,601,201	2,439,721	(36,750)	2,402,971	-	(271,332)	(125,764)	-	2,131,639	2,277,205	2,402,971	10.0%	22,772,050	(8,707,130)	-	14,064,920
13	Towne Square	32,023	-	-	-	-	-	-	-	-	-	-	10.0%	-	-	2,000,000	2,000,000
14	Valley Fair	978,211	1,188,346	(17,250)	1,170,996	110,400	-	-	-	1,281,496	1,281,496	1,281,496	10.0%	12,814,960	-	-	12,814,960
15	Valley Forge (1)	237,468	1,597,122	(26,100)	1,571,022	-	(407,902)	(203,951)	-	1,163,120	1,367,071	1,571,022	10.0%	13,670,709	(8,713,000)	-	4,957,709
16	Wampanoag (1)	809,329	1,728,047	(36,200)	1,691,747	-	(273,546)	(137,773)	-	1,418,201	1,553,974	1,691,747	10.0%	15,539,740	(8,400,000)	-	7,139,740
	Subtotal	$11,813,637	$19,864,999	($371,450)	$19,492,539	$200,890	($2,816,214)	($1,412,101)	($28,378)	$16,877,600	$18,271,217	$19,665,230	10.0%	$182,795,274	($37,295,350)	$6,100,000	$151,618,114
	Grand Total	$71,402,371	$84,858,437	($1,562,242)	$83,295,185	$1,060,445	($6,057,735)	($3,185,625)	($313,530)	$78,297,986	$81,170,093	$84,042,180		$810,780,030	($37,295,350)	$17,275,000	$792,069,000

Notes:
(1) NOI represents stabilized NOI provided by Jeff Hipple based on redevelopment plan.
(2) NOI represents stabilized NOI from 2003.

[illegible]

[illegible]
[illegible]

RENT AT RISK

NO.	NAME	OCCUPANCY @ [illegible]	2001E NOI	2002E NOI	ECONOMIC OCCUPANCY	TENANT	ACTUAL RENT	SUBLEASE	TENANT	ACTUAL RENT	SUBLESSEE	PENDING DEPARTURES	TENANT	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	AFFECTED RENT	RISK MOD.	HIGH RISK
1	[illegible]	[illegible]	[illegible]	[illegible]	No		[illegible]	No		[illegible]		No		[illegible]		[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
2	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
3	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
4	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
5	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
6	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]		No				No											
7	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
8	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]		[illegible]
9	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
10	[illegible]	[illegible]	[illegible]	[illegible]	No			No				Yes	[illegible]	[illegible]							[illegible]		[illegible]
11	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
12	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
13	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
14	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
15	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
16	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
17	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
18	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
19	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
20	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
21	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
22	[illegible]	[illegible]	[illegible]	[illegible]	No			No				Yes	[illegible]	[illegible]							[illegible]	[illegible]	
23	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
24	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
25	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
26	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
27	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No											
28	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No									[illegible]	[illegible]	
29	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]		[illegible]
30	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
31	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
32	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
33	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No											
34	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
35	[illegible]	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	[illegible]	[illegible]	No									[illegible]	[illegible]	
36	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No									[illegible]	[illegible]	
37	[illegible]	[illegible]	[illegible]	[illegible]	No			No				Yes	[illegible]	[illegible]							[illegible]	[illegible]	
38	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
39	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
40	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
41	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
42	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
43	[illegible]	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	[illegible]	[illegible]	No									[illegible]	[illegible]	
44	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
45	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
46	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
47	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
48	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
49	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
50	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
51	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No			[illegible]	[illegible]					[illegible]	[illegible]	[illegible]
52	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]		[illegible]
53	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
54	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
55	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No			[illegible]	[illegible]					[illegible]	[illegible]	
56	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No									[illegible]	[illegible]	
57	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
58	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No									[illegible]	[illegible]	
59	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No			[illegible]	[illegible]					[illegible]	[illegible]	
60	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No									[illegible]	[illegible]	
61	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
62	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
63	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
64	[illegible]	[illegible]	[illegible]	[illegible]	No			No				Yes	[illegible]	[illegible]							[illegible]	[illegible]	
65	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
	Total		[illegible]	[illegible]			[illegible]			[illegible]				[illegible]		[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]

Redevelopment

NO.	NAME	OCCUPANCY @ [illegible]	2001E NOI	2002E NOI	ECONOMIC OCCUPANCY	TENANT	ACTUAL RENT	SUBLEASE	TENANT	ACTUAL RENT	SUBLESSEE	PENDING DEPARTURES	TENANT	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	OTHER RISKS	ACTUAL RENT	AFFECTED RENT	RISK MOD.	HIGH RISK
1	[illegible]	[illegible]	[illegible]	[illegible]	No		[illegible]	No		[illegible]		No		[illegible]		[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	[illegible]	
2	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
3	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				Yes	[illegible]	[illegible]	[illegible]	[illegible]					[illegible]	[illegible]	[illegible]
4	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No			[illegible]	[illegible]					[illegible]	[illegible]	
5	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No									[illegible]	[illegible]	
6	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
7	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
8	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
9	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
10	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
11	[illegible]	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No				No											
12	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No			[illegible]	[illegible]					[illegible]	[illegible]	
13	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
14	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
15	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No											
16	[illegible]	[illegible]	[illegible]	[illegible]	No			No				No					Development Risk	[illegible]			[illegible]	[illegible]	
																	Development Risk	[illegible]			[illegible]	[illegible]	
	Total		[illegible]	[illegible]			[illegible]			[illegible]				[illegible]		[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
	Total		[illegible]	[illegible]			[illegible]			[illegible]				[illegible]		[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]

Notes
(1) [illegible]
(2) [illegible]
(3) [illegible]
(4) [illegible]
(5) [illegible]

[illegible]

CREDIT SUISSE FIRST BOSTON

[illegible]

UPSIDE POTENTIAL

Stabilized

NO.	NAME	OCCUPANCY @ 12/31/01	2001E NOI	2002E NOI	PEND. OUTPARCEL	TENANT	PROPOSED SALES PRICE	NON-PEND. OUTPARCEL	PROPOSED SALES PRICE	EXPANSION	TENANT	SF	ADD'L RENT	NEW TENANT	TENANT	SF	RENT PER SF	ADD'L RENT	NEW TEN. REPLACING TEN @ Risk	TENANT	SF	TOTAL RENT	RENT @ RISK REPLACED	ADD'L RENT	TOT. ADD'L RENT
1	13th Street	[illegible]	$492,115	[illegible]	No		$0	No	$0	No			$0	No			$0.00	$0	No			$0		$0	$0
2	A&P Mamaroneck	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
3	Barn Ridge	[illegible]	[illegible]	[illegible]	No			Yes	200,000	No				No					No						
4	Bensalem Square	[illegible]	[illegible]	[illegible]	Yes		300,000	Yes	250,000	No				No					No						
5	Bethlehem Square	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
6	Bradford Mall	[illegible]	[illegible]	[illegible]	No			Yes	750,000	No				No					No						
7	Bristol Commerce Park	[illegible]	[illegible]	[illegible]	No			No		No				No					Yes	Storage Space	76,000	180,000		180,000	180,000
8	Campus Village	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
9	Cary Plaza	[illegible]	[illegible]	[illegible]	No			No		No				Yes					No						
10	Century Plaza	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
11	Century Village	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
12	Chalfont Village	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
13	Cherry Square	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
14	Chesterbrook	[illegible]	[illegible]	[illegible]	No			No		No				Yes	C-TSA	7,123	17	[illegible]	No	[illegible]	2,800	[illegible]		[illegible]	[illegible]
15	Collegetown	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				Yes	Ground Rent			90,000	No						90,000
16	Collegeville	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
17	Country Line	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
18	Cross County	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
19	Danville	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
20	Dickson City	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
21	East Main	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
22	[illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No				[illegible]		
23	[illegible]	[illegible]	[illegible]	[illegible]	No			No		No				Yes	118	2,613	10	[illegible]	No						[illegible]
24	[illegible] Square	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
25	Harrisburg	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
26	Highridge Plaza	[illegible]	[illegible]	[illegible]	No			No		No				Yes	Ground Rent			63,000	No						63,000
27	Holcomb Bridge	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
28	Lakewood	[illegible]	[illegible]	[illegible]	No			No		No				Yes	50	[illegible]	13	[illegible]	No						[illegible]
29	Magnolia	[illegible]	[illegible]	[illegible]	No			No		No				Yes	6	[illegible]	7	[illegible]	No						[illegible]
30	Manchester Kmart	[illegible]	[illegible]	[illegible]	No			No		No				Yes	12	[illegible]	13	[illegible]	No						[illegible]
31	Marlton I	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
32	Marlton II	[illegible]	[illegible]	[illegible]	No			No		No				Yes	50	4,011	18	72,198	No						72,198
33	[illegible] Square	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				No					No						
34	[illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
35	Mount Carmel	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
36	[illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
37	New Holland	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
38	[illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No				34,700		
39	North [illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
40	North Ridge	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
41	NorthPark	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
42	Orange Plaza	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
43	Park Center - [illegible]	[illegible]	[illegible]	[illegible]	No			No		No				Yes	[illegible]	9,000	10	90,000	No						90,000
44	Park Hills	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
45	Park Plaza	[illegible]	[illegible]	[illegible]	No			No		No				Yes	11	[illegible]	9	[illegible]	No						[illegible]
46	Parkway	[illegible]	[illegible]	[illegible]	No			Yes	250,000	No				No					No						
47	Pilgrim	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
48	Plymouth	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
49	Port Washington	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
50	Rio Grande	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
51	[illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
52	Stratford Square	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
53	Street Road	[illegible]	[illegible]	[illegible]	No			Yes	[illegible]	No				Yes	[illegible] Cinema			[illegible]	Yes	Outback		8,000		8,000	[illegible]
54	Summerville	[illegible]	[illegible]	[illegible]	No			Yes	900,000	No				Yes	Dollar	7,000	10	70,000	No						70,000
55	[illegible] Corners	[illegible]	[illegible]	[illegible]	No			Yes	900,000	No				No					No						
56	Tower Plaza	[illegible]	[illegible]	[illegible]	No			No		No				Yes	Tenant	10,000	10	100,000	No						100,000
57	Vidalia	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
58	Village at [illegible]	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
59	Village Oaks	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
60	Village Square	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
61	Village West	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
62	Whitehall	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
63	Whitemarsh	[illegible]	[illegible]	[illegible]	Yes	Taco Bell	700,000	No		Yes	Liquor Store	6,600	87,400	No					Yes	[illegible]	8,112	[illegible]	[illegible]	[illegible]	[illegible]
64	[illegible] - 333 Scott St	[illegible]	[illegible]	[illegible]	Yes	[illegible]	1,000,000	No		No				No					No						
65	Woodbourne	[illegible]	[illegible]	[illegible]	Yes	[illegible]	[illegible]	No		No				No					No						
	Subtotal	[illegible]	[illegible]	[illegible]			[illegible]		[illegible]			6,600	[illegible]			[illegible]		[illegible]			[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

Redevelopment

NO.	NAME	OCCUPANCY @ 12/31/01	2001E NOI	2002E NOI	PEND. OUTPARCEL	TENANT	PROPOSED SALES PRICE	NON-PEND. OUTPARCEL	PROPOSED SALES PRICE	EXPANSION	TENANT	SF	ADD'L RENT	NEW TENANT	TENANT	SF	RENT PER SF	ADD'L RENT	NEW TEN. REPLACING TEN @ Risk	TENANT	SF	TOTAL RENT	RENT @ RISK REPLACED	ADD'L RENT	TOT. ADD'L RENT
1	Barn Plaza (1)	[illegible]	[illegible]	[illegible]	No		$0	No	$0	No			$0	No			$0.00	$0	No			$0		$0	$0
2	Coral Hills (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
3	Culpeper	[illegible]	[illegible]	[illegible]	No			No		Yes	Ground Lease		100,000	Yes	[illegible]	[illegible]	3	[illegible]	Yes	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]
4	Douglasville	[illegible]	[illegible]	[illegible]	No			Yes	200,000	No				No					No						
5	Franklin Corners (2)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
6	[illegible] (2)	[illegible]	[illegible]	[illegible]	No			Yes	250,000	No				No					No						
7	Mac Arthur (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
8	[illegible] (1)	[illegible]	[illegible]	[illegible]	No			Yes	900,000	No				No					No						
9	Parkway Plaza I (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
10	Parkway Plaza II	[illegible]	[illegible]	[illegible]	No		3,000,000	No		No				No					No						
11	[illegible]	[illegible]	[illegible]	[illegible]	No			Yes	150,000	No				No					No						
12	Suburban (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
13	Towne Square	[illegible]	[illegible]	[illegible]	No		2,000,000	No		No				No					No						
14	Valley Fair	[illegible]	[illegible]	[illegible]	No			No		No				Yes	18, 6-7	[illegible]	12	[illegible]	No						[illegible]
15	Valley Forge (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
16	Wyomissing (1)	[illegible]	[illegible]	[illegible]	No			No		No				No					No						
	Subtotal		[illegible]	[illegible]			$5,000,000		[illegible]				$100,000			[illegible]		[illegible]			[illegible]	[illegible]	[illegible]	$0	[illegible]
	Grand Total		[illegible]	[illegible]			[illegible]		[illegible]			6,600	[illegible]			[illegible]		[illegible]			[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

Notes:

(1) NOI represents stabilized NOI provided by Jeff Hepple based on redevelopment plan.

(2) NOI represents stabilized NOI from 2003.

EXHIBIT D - MERGER MODEL BASE CASE

PROJECT CONGO

MERGER ANALYSIS and $50 MILLION INVESTMENT

SOURCES AND USES OF FUNDS AT CLOSING - ASSUMED TO BE DEC. 31, 2001

Uses:		*Sources*	
Purchase Price - Common	$71,332	Cash	12,200
Transaction Expenses (1)	12,200	Assumed Congo Debt	
Assume Debt	$204,915	Mortgage Debt - Fixed Rate	98,138
		Mortgage Debt - Floating Rate	27,170
		CDC	58,000
		JV Debt	21,607
		New Debt	0
		Common	$71,332
Total Uses	$288,447	Total Sources	$288,447

PROFORMA CAPITALIZATION

Trading Information	Kenya	Congo	Proforma	Proforma C&S
Share Price	$13.35	$1.50	$13.35	$13.35
2002 FFO / Share	$1.48	$0.32		1.52
FFO Multiple	9.0x	4.7x		8.8x
Annual Dividend	$1.30	$0.00	$1.30	$1.30
Dividend Yield	9.7%	0.0%	9.7%	9.7%
Shares Outstanding	20,122	35,313	25,465	29,211
Capitalization				
Equity Capitalization	$268,629	$52,970	$339,961	$389,961
Liq. Of Preferred	$82,067	0	82,067	82,067
Total Debt	$510,472	$204,915	715,387	715,387
Total Capitalization	$861,168	$257,884	$1,137,415	$1,187,415
Total GLA	*10,629*	*4,553*	*15,181*	*15,181*
Total Cap / sq. ft	*$81.0*	*$56.6*	*$74.9*	*$78.2*
Debt / Total Cap	59.3%	79.5%	62.9%	60.2%
(Debt + Pref) / Total Cap	68.8%	79.5%	70.1%	67.2%

SOURCES & USES - C&S EQUITY

Uses:	
Cash	$50,000
Paydown debt	0
Total Uses	$50,000
Sources	
Common Issuance to C&S	$50,000
Total Sources	$50,000

PURCHASE PRICE CALCULATION

Tender Price (1)	$2.02
Premium	*34.7%*
Target Shares	35,313
Equity Purchase Price	$71,332
% Cash	0.0%
Cash	$0
% Stock	100.0%
Stock	$71,332

SHARES ISSUED FOR MERGER

New Equity Required	$71,332
Current Kenya Share Price	$13.35
New Shares Issued	5,343
Current Kenya Share	20,122
PF Shares Outstanding	25,465

SHARES ISSUED TO C&S

New Investment	$50,000
Current Kenya Share Price	$13.35
New Shares Issued	3,745
PF Shares Outstanding	25,465
PF Adj. Shares Outstanding	29,211

SUMMARY PROJECTED FINANCIAL INFORMATION

Projected Fiscal Years Ending

OPERATING SUMMARY	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
NOI	$101,405	$106,323	$116,574	$120,944	$123,015	$124,345	$125,011	$125,754	$126,937	$128,857	$130,949
Growth		*4.8%*	*9.6%*	*3.7%*	*1.7%*	*1.1%*	*0.5%*	*0.6%*	*0.9%*	*1.5%*	*1.6%*
EBITDA		$96,171	$106,666	$110,664	$112,558	$113,776	$114,385	$115,065	$116,147	$117,904	$119,818
Interest Expense		$50,741	$47,914	$48,486	$48,372	$47,312	$45,972	$44,443	$42,863	$41,259	$39,425
FFO		$44,382	$56,110	$58,964	$60,679	$62,624	$64,197	$65,979	$68,157	$70,971	$74,099
Growth			*26.4%*	*5.1%*	*2.9%*	*3.2%*	*2.5%*	*2.8%*	*3.3%*	*4.1%*	*4.4%*
Cash from Operations		$52,177	$57,955	$61,126	$63,158	$65,442	$67,398	$69,606	$72,264	$75,617	$79,364
TI & LC		9,864	10,387	8,946	9,054	9,145	9,240	8,000	8,000	8,000	8,000
Total Capex		24,432	40,788	14,127	13,379	12,875	12,991	12,000	12,000	12,000	12,000
Cash available for debt repayment		27,745	17,167	46,999	49,779	52,568	54,407	57,606	60,264	63,617	67,364
Mandatory Debt repayment		54,041	364,596	55,662	20,116	22,585	46,307	99,802	1,989	9,710	20,168
Dividends		37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	38,076
Increase in Free Cash before New Debt		(64,270)	(385,403)	(46,637)	(8,311)	(7,991)	(29,874)	(80,170)	20,301	15,934	9,120
Combined FFO/Share		$1.52	$1.92	$2.02	$2.08	$2.14	$2.20	$2.26	$2.33	$2.43	$2.54
Growth			*26.4%*	*5.1%*	*2.9%*	*3.2%*	*2.5%*	*2.8%*	*3.3%*	*4.1%*	*4.4%*
Original FFO/Share (2)		$1.48	$1.73	$1.91	$1.99	$2.04	$2.06	$2.06	$2.10	$2.17	$2.26
Accretion		*2.7%*	*11.1%*	*5.4%*	*4.8%*	*4.9%*	*6.9%*	*9.6%*	*11.2%*	*12.1%*	*12.2%*
Dividend/Share		$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30

BALANCE SHEET SUMMARY & CREDIT STATISTICS	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Cash	$96,954	$32,684	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981
Mortgage Debt	323,779	279,538	229,178	174,921	156,292	135,282	90,642	50,162	48,810	39,762	20,268
Securitizations	303,898	303,127	62,610	61,731	60,791	59,785	58,709	0	0	0	0
Credit Facilities	87,710	78,680	4,961	4,434	3,887	3,318	2,728	2,114	1,477	815	142
New Debt	0	0	365,700	412,337	420,648	428,639	458,513	538,682	518,381	502,448	493,327
Total Debt	715,387	661,345	662,449	653,424	641,619	627,025	610,591	590,959	568,669	543,025	513,737
Total Debt + Preferred	797,454	743,412	744,516	735,491	723,686	709,092	692,658	673,026	650,736	625,092	595,804
Common Equity (Based on 9.0x FFO mult)	399,440	504,994	530,675	546,115	563,614	577,769	593,808	613,416	638,735	666,888	
Total Market Capitalization		1,142,853	1,249,510	1,266,166	1,269,801	1,272,706	1,270,427	1,266,834	1,264,152	1,263,827	1,262,692
Equity Per Share		$13.67	$17.29	$18.17	$18.70	$19.29	$19.78	$20.33	$21.00	$21.87	$22.83
EBITDA/Interest Expense		1.9x	2.2x	2.3x	2.3x	2.4x	2.5x	2.6x	2.7x	2.9x	3.0x
EBITDA - Capex/Interest Expense		1.4x	1.4x	2.0x	2.1x	2.1x	2.2x	2.3x	2.4x	2.6x	2.7x
Total Debt / EBITDA		6.9x	6.2x	5.9x	5.7x	5.5x	5.3x	5.1x	4.9x	4.6x	4.3x
Total Debt + Preferred/EBITDA		7.7x	7.0x	6.6x	6.4x	6.2x	6.1x	5.8x	5.6x	5.3x	5.0x
Leverage based on 9.0x FFO Multiple		57.9%	53.0%	51.6%	50.5%	49.3%	48.1%	46.6%	45.0%	43.0%	40.7%
(Debt+Preferred)/Market Cap		65.0%	59.6%	58.1%	57.0%	55.7%	54.5%	53.1%	51.5%	49.5%	47.2%
FFO Payout Ratio		85.6%	67.7%	64.4%	62.6%	60.6%	59.2%	57.6%	55.7%	53.5%	51.4%
Total Unenc. NOI for Total New Debt (3)		8,893	74,909	86,172	90,228	93,736	101,582	117,197	118,547	122,823	128,612
Total Unenc. NOI/Total New Debt		NA	20.5%	20.9%	21.4%	21.9%	22.2%	21.8%	22.9%	24.4%	26.1%
NOI / Sq. Ft.		$7.0	$7.7	$8.0	$8.1	$8.2	$8.2	$8.3	$8.4	$8.5	$8.6
Capex / Sq. Ft.		$1.6	$2.7	$0.9	$0.9	$0.8	$0.9	$0.8	$0.8	$0.8	$0.8
Total Market Cap / Sq. Ft.		$75.3	$82.3	$83.4	$83.6	$83.8	$83.7	$83.4	$83.3	$83.2	$83.2

(1) Assumption from Kenya bid letter
(2) Excludes Gain on Land Sales
(3) Total Unencumbered NOI represents accumulated NOI that becomes unencumbered for New Debt

OPERATING AND WORKING CAPITAL ASSUMPTIONS

		Projected Fiscal Years Ending									
	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Kenya Original NOI (1)	$73,442	$76,532	$82,087	$86,253	$87,973	$89,137	$89,368	$89,533	$90,353	$91,895	$93,986
Growth		*4.2%*	*7.3%*	*5.1%*	*2.0%*	*1.3%*	*0.3%*	*0.2%*	*0.9%*	*1.7%*	*2.3%*
Kenya Original Stand-Alone G&A	$7,250	$7,555	$8,103	$8,515	$8,684	$8,799	$8,824	$8,838	$8,919	$9,072	$9,278
Other Income/(Expense)	$5,000	$4,782	$4,553	$4,294	$4,001	$3,668	$3,292	$2,865	$2,382	$1,834	$1,213
Interest Expense [2002 ProForma Constant]	$36,200	$36,181	$36,253	$35,994	$35,701	$35,368	$34,992	$34,565	$34,081	$33,534	$32,913
Preferred Dividends [Constant]	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508
Kenya Original FFO (2)	$20,985	$29,709	$34,776	$38,531	$40,081	$41,130	$41,357	$41,486	$42,226	$43,615	$45,501
Original Shares Outstanding	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122
Kenya Original FFO / Share (2)	$1.34	$1.48	$1.73	$1.91	$1.99	$2.04	$2.06	$2.06	$2.10	$2.17	$2.26
Congo Original NOI (3)	$28,162	$29,792	$34,487	$34,491	$35,041	$35,208	$35,622	$36,221	$36,584	$36,962	$36,962
Growth		*5.8%*	*15.8%*	*0.0%*	*1.6%*	*0.5%*	*1.2%*	*1.7%*	*1.0%*	*1.0%*	*0.0%*
Congo Stand-Alone G&A	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500
Other Income/(Expense)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Interest Expense [2002 ProForma Constant]	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042
Congo Original FFO	$9,621	$11,250	$15,946	$16,150	$16,500	$16,666	$17,001	$17,679	$18,042	$18,421	$18,421
Original Shares Outstanding	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313
Congo Original FFO / Share	$0.27	$0.32	$0.45	$0.46	$0.47	$0.47	$0.48	$0.50	$0.51	$0.52	$0.52
Combined NOI	$101,605	$106,323	$116,574	$120,944	$123,015	$124,345	$125,011	$125,754	$126,937	$128,857	$130,949
Growth		*4.6%*	*9.6%*	*3.7%*	*1.7%*	*1.1%*	*0.5%*	*0.6%*	*0.9%*	*1.5%*	*1.6%*
G&A (Combined Company)		$10,153	$9,909	$10,280	$10,456	$10,569	$10,626	$10,689	$10,790	$10,953	$11,131
% of NOI		9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Other Income		$4,782	$4,553	$4,294	$4,001	$3,668	$3,292	$2,865	$2,382	$1,834	$1,213
Total Depreciation		$24,454	$26,445	$29,186	$30,672	$32,138	$33,594	$35,064	$36,367	$36,260	$36,022
TI & LC Capex		$9,864	$10,787	$8,946	$9,054	$9,145	$9,240	$8,000	$8,000	$8,000	$8,000
Expansion/Repair Capex		$14,568	$30,001	$5,181	$4,325	$3,730	$3,751	$4,000	$4,000	$4,000	$4,000
Working Capital Assumptions:											
Accounts Receivable (% of NOI)		6%	6%	6%	6%	6%	6%	6%	6%	6%	6%
Other Assets (% of NOI)		25%	25%	25%	25%	25%	25%	25%	25%	25%	25%
Accounts Payable (% of NOI)		30%	30%	30%	30%	30%	30%	30%	30%	30%	30%

(1) Kenya NOI is from Argus.
(2) Kenya FFO does not include gain on sale of land
(3) Congo NOI for 2002 is new budget, for 2003-2010 is March 2001 projections. Includes 100% interest in Congo's JV properties.

BALANCE SHEET ADJUSTMENTS AT CLOSING

Assets	Kenya 12/31/2001	Adjustments: Congo 12/31/2001	Adjustments: Adjustments	Kenya Pro Forma	Proforma C&S Equity
Current:					
Excess Cash	$3,773	$42,400	($12,200)	$33,973	$83,973
Cash for Working Capital	5,000	7,981		12,981	12,981
Accounts Receivable	0	6,922		6,922	6,922
Notes Receivable	35,952	479		36,431	36,431
Prepaid Expenses	0	7,035		7,035	7,035
Total Current Assets	44,725	64,817	(12,200)	97,342	147,342
Gross Real Estate	675,052	303,088		978,140	978,140
Less: Accumulated Depreciation	0	31,223		31,223	31,223
Net Real Estate	675,052	271,865		946,917	946,917
Other Noncurrent Assets:					
Inv in Uncons. Subs	3,139	0		3,139	3,139
Other Assets	32,159	0		32,159	32,159
Goodwill	0	0	12,200	12,200	12,200
Capitalized Financing Costs	0	0	0	0	0
Total Assets	$755,075	$336,682	$0	$1,091,757	$1,141,757

DETERMINATION OF GOODWILL

Excess Purch. Price over Net Assets:		*Allocation of Excess*	
Purchase Price	$71,332		
Transaction Expenses	12,200	Cap. Trans. Expenses	0
		Deferred Taxes	0.0
		PP & E Write up	0.0
Total Purchase Price	83,532	Goodwill	12,200
Common Equity	93,396	Total Allocation	$12,200
Preferred Stock	18,679		
Excess Purch. Price Over Net Assets	($28,543)		

Liabilities and Equity	Kenya 12/31/2001	Adjustments: Congo 12/31/2001	Adjustments: Adjustments	Kenya Pro Forma	Proform C&S Equity
Current:					
Accounts Payable	$12,845	$19,575		$32,420	$32,420
Accrued Liabilities	0	0		0	0
Taxes Payable	0	0		0	0
Other Current Liabilities	0	117		117	117
Total Current Liabilities	12,845	19,692	0	32,537	32,537
Debt:					
Mortgage Debt - Fixed Rate	176,744	98,138		274,882	274,882
Mortgage Debt - Floating Rate	21,727	27,170		48,897	48,897
REMIC	181,700	0		181,700	181,700
Salomon Mortgage	64,198	0		64,198	64,198
GMAC Credit Facility (A)	22,050	0		22,050	22,050
GMAC Credit Facility (B)	13,286	0		13,286	13,286
GMAC Credit Facility (C)	30,767	0		30,767	30,767
Revolvers	0	0		0	0
New Debt	0	0		0	0
CDC	0	58,000		58,000	58,000
JV Debt	0	21,607		21,607	21,607
Total Debt	510,472	204,915	0	715,387	715,387
Other Liabilities	0	0		0	0
Minority Interest	0	0		0	0
Deferred Income Taxes	0	0		0	0
Total Liabilities	523,317	224,607	0	747,924	747,924
Preferred Series A (Book)	0	18,679		18,679	18,679
Preferred Series A-1	11,155	0		11,155	11,155
Preferred Series B-1	29,582	0		29,582	29,582
Preferred Series D	41,330	0		41,330	41,330
Common Equity	149,691	93,396	0	243,087	293,087
Total Equity	231,758	112,075	0	343,833	393,833
Total Liabilities and Equity	755,075	336,682	0	1,091,757	1,141,757

INCOME STATEMENTS

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
		Projected Fiscal Years Ending									
Total NOI	$101,605	$106,323	$116,574	$120,944	$123,015	$124,345	$125,011	$125,754	$126,937	$128,857	$130,949
G&A		$10,153	$9,909	$10,280	$10,456	$10,569	$10,626	$10,689	$10,790	$10,953	$11,131
EBITDA		$96,171	$106,665	$110,664	$112,558	$113,776	$114,385	$115,065	$116,147	$117,904	$119,818
Depreciation		$24,454	$26,445	$29,186	$30,672	$32,138	$33,594	$35,064	$36,367	$36,260	$36,022
Goodwill Amortization		0	0	0	0	0	0	0	0	0	0
EBIT		$71,717	$80,220	$81,477	$81,887	$81,637	$80,791	$80,001	$79,781	$81,644	$83,796
Interest on Kenya Debt:											
Mortgage Debt - Fixed Rate		$13,055	$12,413	$10,228	$7,214	$6,262	$4,592	$3,660	$2,821	$2,781	$2,375
Mortgage Debt - Floating Rate		1,487	1,333	520	250	237	223	209	191	184	0
REMIC		14,463	14,463	0	0	0	0	0	0	0	0
Salomon Mortgage		4,494	4,440	4,383	4,321	4,255	4,185	4,110	0	0	0
GMAC Credit Facility (A)		1,007	1,006	0	0	0	0	0	0	0	0
GMAC Credit Facility (B)		634	631	0	0	0	0	0	0	0	0
GMAC Credit Facility (C)		1,559	1,557	0	0	0	0	0	0	0	0
Revolvers		0	0	0	0	0	0	0	0	0	0
New Debt		0	0	26,513	29,894	30,497	31,076	33,242	39,054	37,583	36,427
Total Kenya Interest Expense		$36,700	$35,842	$41,644	$41,680	$41,252	$40,077	$41,221	$42,067	$40,547	$38,803
Interest on Congo Debt:											
Mortgage Debt - Fixed Rate		$8,082	$7,518	$6,650	$6,519	$5,910	$5,766	$3,116	$715	$655	$590
Mortgage Debt - Floating Rate		1,001	0	0	0	0	0	0	0	0	0
CDC		4,176	4,176	0	0	0	0	0	0	0	0
JV Debt		783	458	193	172	151	129	106	82	57	32
New Debt		0	0	0	0	0	0	0	0	0	0
Total Congo Interest Expense		$14,042	$12,152	$6,842	$6,692	$6,061	$5,895	$3,222	$797	$712	$622
Interest Income on Short-term Investments		$6,461	$4,947	$4,294	$4,001	$3,668	$3,292	$2,865	$2,382	$1,834	$1,213
Amortization of Cap Fin Costs (7 Years)		0	0	0	0	0	0	0	0	0	0
Pretax Income		$27,437	$37,173	$37,285	$37,516	$37,994	$38,111	$38,423	$39,299	$42,218	$45,584
Income Taxes		0	0	0	0	0	0	0	0	0	0
Preferred Dividends		$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508
Income Available to Common		$19,929	$29,665	$29,777	$30,008	$30,486	$30,603	$30,915	$31,791	$34,710	$38,076
FFO		$44,382	$56,110	$58,964	$60,679	$62,624	$64,197	$65,979	$68,157	$70,971	$74,099
Shares Outstanding		29,211	29,211	29,211	29,211	29,211	29,211	29,211	29,211	29,211	29,211
FFO / Share		$1.52	$1.92	$2.02	$2.08	$2.14	$2.20	$2.26	$2.33	$2.43	$2.54

BALANCE SHEETS

	Pro Forma 12/31/2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
		Projected As of									
ASSETS											
Current:											
Excess Cash	$83,973	$19,703	$0	$0	$0	$0	$0	$0	$0	$0	$0
Cash for Working Capital	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981
Accounts Receivable	6,922	6,379	6,994	7,257	7,381	7,461	7,501	7,545	7,616	7,731	7,857
Notes Receivable	36,431	34,234	32,287	30,081	27,582	24,750	21,542	17,907	13,788	9,122	3,835
Prepaid Expenses	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035
Total Current Assets	147,342	80,332	59,297	57,353	54,978	52,227	49,058	45,468	41,420	36,870	31,708
Gross Real Estate	978,140	1,002,572	1,043,360	1,057,487	1,070,866	1,083,741	1,096,732	1,108,732	1,120,732	1,132,732	1,144,732
Less: Accumulated Depreciation	31,223	55,677	82,122	111,308	141,980	174,118	207,712	242,775	279,142	315,402	351,425
Net Real Estate	946,917	946,896	961,238	946,179	928,887	909,623	889,020	865,957	841,590	817,330	793,307
Other Noncurrent Assets:	0	0	0	0	0	0	0	0	0	0	0
Inv in Uncons. Subs	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139
Other Assets	32,159	26,581	29,144	30,236	30,754	31,086	31,253	31,438	31,734	32,214	32,737
Goodwill	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200
Capitalized Financing Costs	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Assets	$1,141,757	$1,069,148	$1,065,018	$1,049,107	$1,029,958	$1,008,275	$984,670	$958,202	$930,084	$901,752	$873,092
LIABILITIES											
Current:											
Accounts Payable	$32,420	$31,897	$34,972	$36,283	$36,904	$37,303	$37,503	$37,726	$38,081	$38,657	$39,285
Accrued Liabilities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Taxes Payable	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Other Current Liabilities	$117	$117	$117	$117	$117	$117	$117	$117	$117	$117	$117
Total Current Liabilities	$32,537	$32,014	$35,089	$36,400	$37,021	$37,420	$37,620	$37,843	$38,198	$38,774	$39,402
Debt:											
Kenya											
Mortgage Debt - Fixed Rate	176,744	168,403	138,592	91,296	80,511	61,428	50,701	38,515	37,983	32,833	14,159
Mortgage Debt - Floating Rate	21,727	19,677	9,526	4,140	3,949	3,745	3,527	3,265	3,141	0	0
REMIC	181,700	181,097	0	0	0	0	0	0	0	0	0
Salomon Mortgage	64,198	63,431	62,610	61,731	60,791	59,785	58,709	0	0	0	0
GMAC Credit Facility (A)	22,050	22,016	0	0	0	0	0	0	0	0	0
GMAC Credit Facility (B)	13,286	13,222	0	0	0	0	0	0	0	0	0
GMAC Credit Facility (C)	30,767	30,715	0	0	0	0	0	0	0	0	0
Revolvers	0	0	0	0	0	0	0	0	0	0	0
New Debt	0	0	365,700	412,337	420,648	428,639	458,513	538,682	518,381	502,448	493,327
Congo											
Mortgage Debt - Fixed Rate	98,138	91,459	81,060	79,485	71,832	70,109	36,414	8,383	7,686	6,930	6,109
Mortgage Debt - Floating Rate	27,170	0	0	0	0	0	0	0	0	0	0
CDC	58,000	58,000	0	0	0	0	0	0	0	0	0
JV Debt	21,607	12,726	4,961	4,434	3,887	3,318	2,728	2,114	1,477	815	142
New Debt	0	0	0	0	0	0	0	0	0	0	0
Total Debt	$715,387	$661,345	$662,449	$653,424	$641,619	$627,025	$610,591	$590,959	$568,669	$543,025	$513,737
Other Liabilities	0	0	0	0	0	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0	0	0	0	0	0
Total Liabilities	$747,924	$693,359	$697,538	$689,824	$678,640	$664,445	$648,212	$628,802	$606,867	$581,799	$553,139
Preferred Series A (Book)	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679
Preferred Series A-1	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155
Preferred Series B-1	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582
Preferred Series D	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330
Common Equity	$293,087	$275,042	$266,734	$258,538	$250,572	$243,084	$235,713	$228,654	$222,471	$219,207	$219,207
Total Equity	$393,833	$375,788	$367,480	$359,283	$351,318	$343,830	$336,459	$329,400	$323,217	$319,953	$319,953
Total Liabilities and Equity	$1,141,757	$1,069,148	$1,065,018	$1,049,107	$1,029,958	$1,008,275	$984,670	$958,202	$930,084	$901,752	$873,092
		0	0	0	0	0	0	0	0	0	0
		0	0	0	0	0	0	0	0	0	0

CASH FLOW STATEMENTS

	Projected Fiscal Years Ending									
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Funds From (Used by) Operating Activities:										
Net Income Available to Common	19,929	29,665	29,777	30,108	30,486	30,603	30,915	31,791	34,710	38,076
Depreciation	24,454	26,445	29,186	30,672	32,138	33,594	35,064	36,367	36,260	36,022
Amortization of :										
Goodwill	0	0	0	0	0	0	0	0	0	0
Capitalized Financing Costs	0	0	0	0	0	0	0	0	0	0
	--------	--------	--------	--------	--------	--------	--------	--------	--------	--------
Subtotal	44,382	56,110	58,964	60,679	62,624	64,197	65,979	68,157	70,971	74,099
Change in Accounts Receivable	543	(615)	(262)	(124)	(80)	(40)	(45)	(71)	(115)	(126)
Change in Notes Receivable	2,197	1,947	2,206	2,499	2,832	3,208	3,635	4,118	4,666	5,287
Change in Prepaid Expenses	0	0	0	0	0	0	0	0	0	0
Change in Other Assets	5,578	(2,563)	(1,092)	(518)	(333)	(166)	(186)	(296)	(400)	(523)
Change in Accounts Payable	(523)	3,075	1,311	621	300	200	223	355	576	628
Change in Accrued Liabilities	0	0	0	0	0	0	0	0	0	0
Change in Taxes Payable	0	0	0	0	0	0	0	0	0	0
Change in Other Current Liabilities	0	0	0	0	0	0	0	0	0	0
	--------	--------	--------	--------	--------	--------	--------	--------	--------	--------
Change in Working Capital	7,795	1,844	2,162	2,479	2,818	3,202	3,628	4,107	4,647	5,266
Cash Flow From Operations	52,177	57,955	61,126	63,158	65,442	67,398	69,606	72,264	75,617	79,364
Funds Used by Investing Activities:										
Capital Expenditures	24,432	40,788	14,127	13,379	12,875	12,991	12,000	12,000	12,000	12,000
	--------	--------	--------	--------	--------	--------	--------	--------	--------	--------
Cash Available for Debt Repayment	27,745	17,167	46,999	49,779	52,568	54,407	57,606	60,264	63,617	67,364
	======	======	======	======	======	======	======	======	======	======
Funds Used by (From) Financing Activities:										
Mandatory Debt/Preferred Stock Repayments:										
Kenya										
Mortgage Debt - Fixed Rate	8,341	29,811	47,296	10,784	19,083	10,727	12,186	532	5,151	18,674
Mortgage Debt - Floating Rate	2,050	10,151	5,386	191	204	218	262	124	3,141	0
REMIC	3	181,697	0	0	0	0	0	0	0	0
Salomon Mortgage	767	821	879	940	1,006	1,076	58,709	0	0	0
GMAC Credit Facility (A)	34	22,016	0	0	0	0	0	0	0	0
GMAC Credit Facility (B)	64	13,222	0	0	0	0	0	0	0	0
GMAC Credit Facility (C)	52	30,715	0	0	0	0	0	0	0	0
Revolvers	0	0	0	0	0	0	0	0	0	0
Preferred Series A-1	0	0	0	0	0	0	0	0	0	0
Preferred Series B-1	0	0	0	0	0	0	0	0	0	0
Preferred Series D	0	0	0	0	0	0	0	0	0	0
Congo										
Mortgage Debt - Fixed Rate	6,679	10,398	1,575	7,653	1,723	33,695	28,031	697	756	821
Mortgage Debt - Floating Rate	27,170	0	0	0	0	0	0	0	0	0
CDC	0	58,000	0	0	0	0	0	0	0	0
JV Debt	8,881	7,765	527	547	568	591	613	637	662	673
New Debt	0	0	0	0	0	0	0	0	0	0
	--------	--------	--------	--------	--------	--------	--------	--------	--------	--------
Total Mandatory Debt Repayments	54,041	364,596	55,662	20,116	22,585	46,307	99,802	1,989	9,710	20,168
Optional Debt Repayment										
Existing Debt	0	0	0	0	0	0	0	0	0	0
	--------	--------	--------	--------	--------	--------	--------	--------	--------	--------
Increase in Free Cash Before Dividends & New Debt	(26,296)	(347,430)	(8,663)	29,662	29,983	8,100	(42,196)	58,275	53,907	47,197
Dividends (Greater of current or 100% of Income)	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	38,076
	--------	--------	--------	--------	--------	--------	--------	--------	--------	--------
Increase in Free Cash Before New Debt	(64,270)	(385,403)	(46,637)	(8,311)	(7,991)	(29,874)	(80,170)	20,301	15,934	9,120
New Debt Drawdowns	0	365,700	46,637	8,311	7,991	29,874	80,170	0	0	0
New Debt Repayments	0	0	0	0	0	0	0	20,301	15,934	9,120
Increase in Free Cash	(64,270)	(19,703)	0	0	0	0	0	0	0	0
	======	======	======	======	======	======	======	======	======	======

KENYA DEBT

Property	Maturity	Interest Rate	Principal Balance	Debt Constant	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
					End of Period									
Individual Mortgages														
Fixed Rate														
Campus Village	12/1/2002	8.00%	$2,385	$281	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Cary Plaza	2/1/2009	7.88%	1,109	196	1,000	882	756	619	471	312	140	0	0	0
Chesterbrook	3/1/2004	8.50%	3,768	308	3,691	3,607	0	0	0	0	0	0	0	0
Chesterbrook 2	3/1/2004	6.00%	3,722	307	3,641	3,556	0	0	0	0	0	0	0	0
Collaterized Mortgage Obligation	3/1/2007	8.84%	22,615	5,172	19,442	15,908	12,229	8,138	3,685	0	0	0	0	0
Collegeville	1/15/2006	7.72%	4,604	420	4,539	4,470	4,395	4,314	0	0	0	0	0	0
Coral Hills	12/19/2010	7.90%	5,299	464	5,253	5,204	5,150	5,093	5,031	4,964	4,892	4,814	0	0
County Line Plaza	8/1/2003	6.90%	4,894	435	4,796	0	0	0	0	0	0	0	0	0
Gilbertsville	9/15/2005	7.72%	2,519	251	2,460	2,397	2,329	0	0	0	0	0	0	0
Marlton Phase I	7/1/2008	6.85%	11,650	798	11,650	11,650	11,650	11,650	11,650	11,650	0	0	0	0
Maramson-Jefferson Plaza	7/1/2004	9.38%	14,392	1,207	14,472	14,121	0	0	0	0	0	0	0	0
New Holland	9/15/2005	7.72%	900	90	879	857	833	0	0	0	0	0	0	0
North Penn	4/1/2005	10.29%	2,925	342	2,883	2,837	2,787	0	0	0	0	0	0	0
Northpark Center	1/1/2003	7.75%	4,451	427	4,369	0	0	0	0	0	0	0	0	0
Park Centre	4/1/2003	7.50%	4,091	432	3,966	0	0	0	0	0	0	0	0	0
Plymouth Plaza	3/1/2004	4.07%	2,229	182	2,138	2,042	0	0	0	0	0	0	0	0
Rio Grande	5/1/2003	7.20%	7,585	636	7,495	0	0	0	0	0	0	0	0	0
Newton Village	5/15/2004	3.53%	21,635	1,871	20,527	19,380	0	0	0	0	0	0	0	0
Village at Mableton	8/1/2006	9.22%	10,239	1,051	10,132	10,016	9,889	9,750	0	0	0	0	0	0
Village West (Chesterbrook)	8/1/2003	6.90%	3,200	221	3,200	0	0	0	0	0	0	0	0	0
Lakewood Funded in August	8/1/2011	7.45%	20,989	1,753	20,791	20,595	20,376	20,141	19,888	19,616	19,324	19,011	18,674	0
Village West II		6.95%	14,159	984	14,159	14,159	14,159	14,159	14,159	14,159	14,159	14,159	14,159	14,159
Whitemarsh	4/1/2007	8.68%	6,984	680	6,910	6,830	6,743	6,648	6,545	0	0	0	0	0
			$176,744	$19,102	$168,403	$138,592	$91,296	$80,511	$61,428	$50,701	$38,515	$37,983	$32,833	$14,159
Floating Rate														
Danville	9/1/2008	7.63%	$686	$127	$612	$532	$445	$353	$253	$145	$0	$0	$0	$0
East Main Center	1/1/2003	7.75%	2,314	329	2,186	0	0	0	0	0	0	0	0	0
Holcomb Bridge	12/1/2003	8.15%	6,189	637	6,057	0	0	0	0	0	0	0	0	0
Mt. Carmel	5/1/2004	8.00%	751	95	717	679	0	0	0	0	0	0	0	0
Museland	8/1/2003	5.46%	0	0	0	0	0	0	0	0	0	0	0	0
Stein Mart - Park Centre	5/1/2002	7.50%	1,474	432	0	0	0	0	0	0	0	0	0	0
Stratford Square	11/30/2010	5.85%	3,999	315	3,876	3,788	3,695	3,596	3,492	3,382	3,265	3,141	0	0
Valley Forge Mall	1/1/2004	4.50%	4,560	221	4,544	4,527	0	0	0	0	0	0	0	0
Woodbourne	10/1/2003	8.00%	1,774	229	1,686	0	0	0	0	0	0	0	0	0
			$21,727	$2,384	$19,677	$9,526	$4,140	$3,949	$3,745	$3,527	$3,265	$3,141	$0	$0
Securitizations														
REMIC														
60th Street			$2,479											
A&P			1,061											
Culpeper			5,859											
Barn			9,164											
Bensalem			4,281											
Best			5,747											
Bethlehem			16,249											
Bristol (1/2)			6,497											
Bristol (1/2)			6,497											
Collegetown			5,487											
Cross County			20,283											
Fox Run			14,069											
Groton			12,174											
High Ridge			7,242											
Hillcrest, NJ			5,384											
MacArthur			2,308											
Manchester			2,522											
Milford			1,470											
North Ridge			2,597											
Orange			786											
Park Hills			9,602											
Park Plaza			3,832											
Pilgrim Gardens			4,058											
Port Washington			446											
Street			4,127											
Suburban			10,453											
Village			1,850											
Whitehall			15,176											
	6/1/2003	7.96%	$181,700	$14,467	$181,697	$0	$0	$0	$0	$0	$0	$0	$0	$0

KENYA DEBT (Continued)

Property	Maturity	Interest Rate	Principal Balance	Debt Constant	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
					End of Period									
Salomon Mortgage														
Douglasville			$14,775											
Meeting Square			2,368											
Pickaway			6,101											
Snellville			12,052											
Statler			6,195											
Summerville			2,245											
Tifton			8,477											
Vidalia			4,204											
Village Oaks			7,780											
	10/1/2008	7.00%	$64,198	$5,261	$63,431	$62,610	$61,731	$60,791	$59,785	$58,709	$0	$0	$0	$0
Credit Facilities (1)														
GMAC Credit Facility (A)														
Cherry Square			$5,100											
Lakewood			0											
Marlton Phase II			9,300											
Century Plaza			7,650											
	8/1/2003	4.57%	$22,050	$1,011	$22,016	$0	$0	$0	$0	$0	$0	$0	$0	$0
GMAC Credit Facility (B)														
Bainbridge			$5,140											
Harrodsburg			2,973											
Wampanoag			5,174											
	8/1/2003	4.77%	$13,286	$697	$13,222	$0	$0	$0	$0	$0	$0	$0	$0	$0
GMAC Credit Facility (C)														
Barn Theatre			$4,995											
Bradford Mall			2,935											
Lilac, NY (Circuit City)			5,197											
Franklin Center			5,821											
Magnolia Plaza			3,635											
Tower Plaza			2,325											
Marlton I CapEx			3,900											
Valley Fair			1,958											
	8/1/2003	5.07%	$30,767	$1,611	$30,715	$0	$0	$0	$0	$0	$0	$0	$0	$0
Credit Lines														
Chalfont & County Line (2)	6/30/2002	5.38%	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Livonia (2)	8/1/2003	5.38%	0	0	0	0	0	0	0	0	0	0	0	0
GMAC Availability (1) (2)														
			$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Stock														
Series A-1		6.25%	$11,155	$697	$11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155
Series B-1		9.75%	$29,582	2,884	$29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582
Series D		9.50%	$41,330	3,926	$41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330
			$82,067	$7,508	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067
Unencumbered														
Parkway I														
Parkway II														
Towne Square														
Dickson City														
Century Village														
Scott Street														

(1) GMAC Credit Facility is $155 million with $18.5 million still available.
(2) Credit Line availability is $3.5 mm for Chalfont, $3.2 mm for Livonia and $18.5 mm for GMAC.

KENYA DEBT SCHEDULES

		2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	Year :	1	2	3	4	5	6	7	8	9	10
Mortgage Debt - Fixed Rate											
Beginning Balance		$176,744.0	$168,402.7	$138,592.0	$91,295.7	$80,511.3	$61,428.3	$50,701.1	$38,515.1	$37,983.2	$32,832.6
Interest Expense	Avg Interest	13,055.4	12,412.8	10,227.8	7,214.4	6,262.0	4,592.1	3,660.2	2,821.2	2,780.6	2,375.2
Mandatory Repayment		8,341.3	29,810.7	47,296.3	10,784.4	19,083.0	10,727.2	12,186.0	531.9	5,150.6	18,673.6
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$168,402.7	$138,592.0	$91,295.7	$80,511.3	$61,428.3	$50,701.1	$38,515.1	$37,983.2	$32,832.6	$14,159.0
	check	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Mortgage Debt - Floating Rate											
Beginning Balance		$21,727.0	$19,677.0	$9,526.2	$4,140.3	$3,949.1	$3,745.0	$3,527.2	$3,264.9	$3,141.2	$0.0
Interest Expense	Avg Interest	1,486.8	1,533.0	520.1	250.0	237.1	223.4	208.8	190.9	183.6	0.0
Mandatory Repayment		2,050.0	10,150.8	5,385.9	191.2	204.1	217.8	262.3	123.7	3,141.2	0.0
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$19,677.0	$9,526.2	$4,140.3	$3,949.1	$3,745.0	$3,527.2	$3,264.9	$3,141.2	$0.0	$0.0
	check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)	(0.0)
REMIC											
Beginning Balance		$181,700.0	$181,696.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest	14,463.3	14,463.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment		3.5	181,696.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$181,696.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
	check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Salomon Mortgage											
Beginning Balance		$64,198.1	$63,430.7	$62,609.7	$61,731.1	$60,791.1	$59,785.2	$58,709.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest	4,493.9	4,440.2	4,382.7	4,321.2	4,255.4	4,185.0	4,109.6	0.0	0.0	0.0
Mandatory Repayment		767.3	821.1	878.5	940.0	1,005.8	1,076.2	58,709.0	0.0	0.0	0.0
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$63,430.7	$62,609.7	$61,731.1	$60,791.1	$59,785.2	$58,709.0	$0.0	$0.0	$0.0	$0.0
	check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GMAC Credit Facility (A)											
Beginning Balance		$22,050.0	$22,016.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest	1,007.4	1,005.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment		33.6	22,016.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$22,016.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
	check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GMAC Credit Facility (B)											
Beginning Balance		$13,286.2	$13,222.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Cash Pay / Avg Interest	633.7	630.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment		63.7	13,222.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$13,222.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
	check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GMAC Credit Facility (C)											
Beginning Balance		$30,767.0	$30,715.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Cash Pay / Avg Interest	1,559.3	1,556.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment		51.9	30,715.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$30,715.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
	check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

KENYA DEBT SCHEDULES (Continued)				2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
			Year :	1	2	3	4	5	6	7	8	9	10
Revolvers													
Beginning Balance				$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Cash Pay	Avg Interest		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
New Debt													
Beginning Balance				0	0	365,700	412,337	420,648	428,639	458,513	538,682	518,381	502,448
Interest Expense	Cash Pay	Interest Rate 7.25%		0	0	26,513	29,894	30,497	31,076	33,242	39,054	37,583	36,427
Addition				0	365,700	46,637	8,311	7,991	29,874	80,170	0	0	0
Repayment				0	0	0	0	0	0	0	20,301	15,934	9,120
Ending Balance				0	365,700	412,337	420,648	428,639	458,513	538,682	518,381	502,448	493,327
TOTAL ACQUIRER DEBT													
Beginning Balance				$510,472	$499,161	$576,428	$569,504	$565,900	$553,598	$571,450	$580,462	$559,506	$535,280
Interest Expense				$36,700	$35,842	$41,644	$41,690	$41,252	$40,077	$41,221	$42,067	$40,547	$38,803
Mandatory Repayment				$11,311	$654,133	$100,198	$20,227	$28,284	$41,895	$151,327	$656	$8,292	$18,674
Optional Repayment				$0	$0	$0	$0	$0	$0	$0	$20,301	$15,934	$9,120
Ending Balance				$499,161	$576,428	$569,504	$565,900	$553,598	$571,450	$580,462	$559,506	$535,280	$507,486
Preferred Series A-1													
Beginning Balance				$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0
Dividends	Cash Pay	Avg Interest		697.2	697.2	697.2	697.2	697.2	697.2	697.2	697.2	697.2	697.2
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Preferred Series B-1													
Beginning Balance				$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9
Dividends	Cash Pay	Avg Interest		2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Preferred Series D													
Beginning Balance				$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0
Dividends	Cash Pay	Avg Interest		3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
SHORT-TERM INVESTMENTS - Notes Receivable													
Beginning Balance				$35,952	$34,233.6	$32,286.7	$30,080.8	$27,581.6	$24,749.9	$21,541.7	$17,906.7	$13,788.3	$9,122.1
Receipts				6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500
Interest Income		Interest Rate	13.3%	4,782	4,553	4,294	4,001	3,668	3,292	2,865	2,382	1,834	1,213
Repayment				1,718	1,947	2,206	2,499	2,832	3,208	3,635	4,118	4,666	5,287
Ending Balance				34,234	32,287	30,081	27,582	24,750	21,542	17,907	13,788	9,122	3,835
CASH & SHORT-TERM INVESTMENTS													
Beginning Cash Balance				$83,973	$19,703	$0	$0	$0	$0	$0	$0	$0	$0
Interest Income		Interest Rate	2.0%	1,679	394	0	0	0	0	0	0	0	0
Addition/Subtraction				(64,270)	(19,703)	0	0	0	0	0	0	0	0
Ending Cash Balance				19,703	0	0	0	0	0	0	0	0	0

CONGO DEBT

Property	Maturity	Interest Rate	Principal Balance	Debt Constant	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
					End of Period									
Individual Mortgages														
Fixed Rate														
Bolling Creek	May-17	10.13%	$1,404	$176	$1,370	$1,333	$1,292	$1,247	$1,197	$1,142	$1,082	$1,015	$942	$861
Brookneal Commons	Jul-15	9.13%	996	129	958	917	872	823	770	712	648	579	503	421
Celebration at Six Forks	Dec-02	8.48%	5,227	639	0	0	0	0	0	0	0	0	0	0
Dukes Plaza	Jan-07	8.20%	3,905	413	3,833	3,753	3,667	3,574	3,472	0	0	0	0	0
Durham Festival	Nov-05	7.88%	6,356	592	6,266	6,168	6,062	0	0	0	0	0	0	0
Keysville Square	Jul-15	9.13%	1,367	176	1,316	1,259	1,198	1,131	1,057	977	890	795	691	578
Lake Point Center	Apr-08	7.30%	10,737	928	10,603	10,459	10,305	10,139	9,960	9,769	0	0	0	0
Lenoir Festival I	May-14	7.63%	3,185	332	3,096	3,001	2,898	2,787	2,668	2,540	2,402	2,254	2,094	1,922
Market Square	Nov-15	8.37%	2,099	258	1,952	1,857	1,755	1,643	1,523	1,392	1,251	1,098	932	752
Mobile Festival	Oct-08	9.22%	19,159	1,970	18,956	18,734	18,491	18,226	17,937	17,621	0	0	0	0
Square One Center	Dec-03	8.37%	9,052	866	8,944	0	0	0	0	0	0	0	0	0
Towne Square	Nov-07	7.37%	14,618	1,259	14,436	14,241	14,031	13,806	13,565	0	0	0	0	0
University Mall	Nov-07	7.37%	6,924	596	6,838	6,745	6,646	6,539	6,425	0	0	0	0	0
University Shoppes	Jul-17	8.38%	2,951	341	2,857	2,756	2,647	2,528	2,399	2,260	2,109	1,945	1,767	1,575
Waverly Place	Mar-07	8.55%	10,216	1,056	10,034	9,836	9,621	9,388	9,135	0	0	0	0	0
			$98,138	$9,729	$91,459	$81,060	$79,485	$71,832	$70,109	$36,414	$8,383	$7,686	$6,930	$6,109
Floating Rate														
Merchants Festival Centre	2/1/2002	4.00%	$10,000	$400	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Eastgate S/C	2/1/2002	4.75%	0	0	0	0	0	0	0	0	0	0	0	0
Millpond Village	12/1/2002	3.50%	17,170	601	0	0	0	0	0	0	0	0	0	0
			$27,170	$1,001	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Securitizations														
CDC														
Braves Village			$2,650											
Crossroads at Mandarin			3,250											
Eastgate Plaza			6,750											
Food Lion Plaza			300											
Gateway Plaza			5,500											
Grove Park S/C			3,550											
Hollywood Festival			4,900											
Lake Washington Crossing			6,000											
Lenoir Festival II			2,250											
Oakland Park Festival Centre			4,400											
Patriots Plaza			5,500											
Robertson Corners			2,500											
Stanton Square			4,400											
Tower Shopping Center			5,650											
	11/1/2003	7.20%	$58,000	$4,176	$58,000	$0	$0	$0	$0	$0	$0	$0	$0	$0
Joint Venture Debt														
Falls Pointe	1/1/2013	3.38%	7,258	245	7,258	0	0	0	0	0	0	0	0	0
Park Place	8/1/2002	3.65%	8,393	1140	0	0	0	0	0	0	0	0	0	0
Peak Plaza	3/1/2019	3.90%	4,074	501	3,732	3,376	3,007	2,623	2,225	1,810	1,380	933	468	0
University Plaza	6/1/2018	3.85%	1,882	218	1,736	1,584	1,427	1,264	1,094	918	735	544	347	142
			$21,607	$2,105	$12,726	$4,961	$4,434	$3,887	$3,318	$2,728	$2,114	$1,477	$815	$142
Unencumbered														
South Cobb														
		Total	$204,915											

CONGO DEBT SCHEDULES

		2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	Year :	1	2	3	4	5	6	7	8	9	10
Mortgage Debt - Fixed Rate											
Beginning Balance		$98,137.5	$91,458.5	$81,060.1	$79,485.2	$71,832.0	$70,108.8	$36,413.7	$8,382.5	$7,686.0	$6,929.8
Interest Expense	Avg Interest:	8,081.6	7,518.3	6,649.5	6,519.3	5,909.6	5,766.4	3,116.2	714.8	655.1	590.4
Mandatory Repayment		6,679.0	10,398.4	1,574.9	7,653.2	1,723.2	33,695.1	28,031.1	696.5	756.2	821.0
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$91,458.5	$81,060.1	$79,485.2	$71,832.0	$70,108.8	$36,413.7	$8,382.5	$7,686.0	$6,929.8	$6,108.8
check		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Mortgage Debt - Floating Rate											
Beginning Balance		$27,170.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest:	1,001.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment		27,170.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
check		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
CDC											
Beginning Balance		$58,000.0	$58,000.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest:	4,176.0	4,176.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment		0.0	58,000.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$58,000.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
check		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
JV Debt											
Beginning Balance		$21,607.0	$12,725.9	$4,960.9	$4,434.1	$3,886.9	$3,318.5	$2,727.9	$2,114.4	$1,477.1	$815.0
Interest Expense	Avg Interest:	783.0	457.7	192.7	172.2	151.0	128.9	105.9	82.1	57.3	31.6
Mandatory Repayment		8,881.1	7,765.0	526.7	547.2	568.5	590.6	613.5	637.3	662.1	673.1
Optional Repayment		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance		$12,725.9	$4,960.9	$4,434.1	$3,886.9	$3,318.5	$2,727.9	$2,114.4	$1,477.1	$815.0	$141.9
check		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
New Debt											
Beginning Balance		$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest:										
Mandatory Repayment											
Optional Repayment											
Ending Balance											
TOTAL TARGET DEBT											
Beginning Balance		$204,915	$28,085	$10,970	$15,974	$8,929	$39,742	$32,873	$4,288	$3,048	$1,778
Interest Expense		$14,042	$12,152	$6,842	$6,692	$6,061	$5,895	$3,222	$797	$712	$622
Mandatory Repayment		$42,730	$76,163	$2,102	$8,200	$2,292	$34,286	$28,645	$1,334	$1,418	$1,494
Optional Repayment		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Ending Balance		$12,726	$4,961	$4,434	$3,887	$3,318	$2,728	$2,114	$1,477	$815	$142
CASH BALANCE											
Beginning Cash Balance											
Interest Income											
Addition/Subtraction											
Ending Cash Balance											

BOOK DEPRECIATION SCHEDULE

SUMMARY OF CAPITAL EXPENDITURES:

	For the Fiscal Year Ending									
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
TI & LC Capex	9,864	10,787	8,946	9,054	9,145	9,240	8,000	8,000	8,000	8,000
Expansion Capex	14,568	30,000	5,181	4,325	3,730	3,751	4,000	4,000	4,000	4,000

7 Year Asset - TI & LC

Year	Allocation	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
1	14.29%	0.0	1,409.1	1,409.1	1,409.1	1,409.1	1,409.1	1,409.1	1,409.1	0.0	0.0
2	14.29%		0.0	1,541.0	1,541.0	1,541.0	1,541.0	1,541.0	1,541.0	1,541.0	0.0
3	14.29%			0.0	1,278.0	1,278.0	1,278.0	1,278.0	1,278.0	1,278.0	1,278.0
4	14.29%				0.0	1,293.4	1,293.4	1,293.4	1,293.4	1,293.4	1,293.4
5	14.29%					0.0	1,306.4	1,306.4	1,306.4	1,306.4	1,306.4
6	14.29%						0.0	1,320.0	1,320.0	1,320.0	1,320.0
7	14.29%							0.0	1,142.9	1,142.9	1,142.9
8	0.00%								0.0	1,142.9	1,142.9
9	0.00%									0.0	1,142.9
10	0.00%										0.0
Total		$0.0	$1,409.1	$2,950.1	$4,228.1	$5,521.6	$6,828.0	$8,148.0	$9,290.9	$9,024.6	$8,626.4

25 Year Asset - Expansion

Year	Allocation	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
1	4.00%	0.0	582.7	582.7	582.7	582.7	582.7	582.7	582.7	582.7	582.7
2	4.00%		0.0	1,200.0	1,200.0	1,200.0	1,200.0	1,200.0	1,200.0	1,200.0	1,200.0
3	4.00%			0.0	207.2	207.2	207.2	207.2	207.2	207.2	207.2
4	4.00%				0.0	173.0	173.0	173.0	173.0	173.0	173.0
5	4.00%					0.0	149.2	149.2	149.2	149.2	149.2
6	4.00%						0.0	150.0	150.0	150.0	150.0
7	4.00%							0.0	160.0	160.0	160.0
8	4.00%								0.0	160.0	160.0
9	4.00%									0.0	160.0
10	4.00%										0.0
Total		$0.0	$582.7	$1,782.8	$1,990.0	$2,163.0	$2,312.2	$2,462.2	$2,622.2	$2,782.2	$2,942.2

SUMMARY OF DEPRECIATION:

	For the Fiscal Year Ending December 31,									
	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
TI & LC Capex Depreciation	0.0	1,409.1	2,950.1	4,228.1	5,521.6	6,828.0	8,148.0	9,290.9	9,024.6	8,626.4
Exp. Capex Depreciation	0.0	582.7	1,782.8	1,990.0	2,163.0	2,312.2	2,462.2	2,622.2	2,782.2	2,942.2
Total New CAPEX Depr	$0	$1,992	$4,733	$6,218	$7,685	$9,140	$10,610	$11,913	$11,807	$11,569
Years 40.0 Rutoll Depreciation	24,454	24,454	24,454	24,454	24,454	24,454	24,454	24,454	24,454	24,454
Total Depreciation	$24,454	$26,445	$29,186	$30,672	$32,138	$33,594	$35,064	$36,367	$36,260	$36,022

KENYA NOI - BASE CASE

Property	Square Feet		2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
			End of Period									
Fixed Rate												
Campus Village	26,000	347,003	380,448	497,658	521,117	543,351	593,309	614,452	613,843	638,465	658,191	703,491
Cary Plaza	61,000	327,983	331,246	352,030	351,295	342,092	330,044	305,512	292,828	288,029	283,894	289,997
Chesterbrook	122,000	1,364,387	1,465,413	1,478,005	1,452,185	1,364,809	1,339,517	1,253,965	1,127,269	943,742	625,375	472,114
Chesterbrook 2												
Collateralized Mortgage Obligation												
Collegeville	111,000	797,209	757,162	814,571	806,512	796,925	817,633	834,499	1,134,472	1,388,486	1,419,513	1,457,565
Coral Hills	83,000	815,637	767,970	869,072	926,388	962,798	1,026,907	1,023,594	1,018,693	1,034,247	1,066,439	1,112,828
County Line Plaza	175,000	897,769	903,156	943,582	952,882	962,913	970,629	983,394	1,043,398	1,082,836	1,173,768	1,193,469
Gilbertsville	80,000	520,987	516,039	521,398	535,808	541,939	569,137	588,015	586,507	591,430	582,233	594,143
Marlton Phase I	147,000	1,157,425	2,378,707	2,533,805	2,564,949	2,547,652	2,598,113	2,666,719	2,721,926	2,720,743	2,683,544	2,693,080
Marumsco-Jefferson Plaza	323,000	1,505,201	1,625,386	1,510,320	1,984,561	2,248,886	2,335,204	2,281,699	2,302,065	2,077,054	2,350,846	2,493,495
New Holland	66,000	240,320	275,667	294,251	329,492	344,421	361,960	365,572	374,288	366,654	388,021	400,341
North Penn	58,000	580,715	642,489	669,207	684,962	691,570	696,483	700,162	702,648	706,843	714,150	703,461
Northpark Center	195,000	1,312,787	1,332,881	1,417,732	1,437,644	1,451,372	1,493,476	1,491,410	1,514,925	1,516,665	1,518,443	1,592,098
Park Centre	227,000	710,567	863,292	921,941	923,670	917,451	922,049	905,417	921,094	920,622	1,135,059	1,135,517
Plymouth Plaza	30,000	538,092	526,765	553,338	590,650	645,820	672,261	691,637	709,959	717,542	752,526	765,278
Rio Grande	139,000	1,214,081	1,272,875	1,299,288	1,314,015	1,310,960	1,327,332	1,306,021	1,333,835	1,365,307	1,352,274	1,363,892
Newton Village	177,000	3,264,816	3,329,081	3,351,906	3,462,290	3,557,616	3,630,458	3,702,178	3,774,699	3,859,315	3,953,714	4,028,701
Village at Mableton	239,000	1,465,140	1,472,099	1,665,449	1,694,696	1,732,105	1,773,469	1,799,136	1,797,694	1,754,701	1,374,801	1,432,228
Village West (Chesterbrook)	133,611	1,832,000	1,858,205	1,884,483	1,968,027	2,024,759	2,018,630	2,035,578	2,080,370	2,147,630	2,211,725	2,237,634
Lakewood Funded in August	202,000	2,593,245	2,667,990	2,676,335	2,702,033	2,772,821	2,844,614	2,873,584	2,971,917	3,047,495	3,090,075	3,141,270
Village West II												
Whitemarsh	68,000	1,079,273	1,074,057	1,195,535	1,209,257	1,232,792	1,257,505	1,336,319	1,376,627	1,393,597	1,443,931	1,447,451
Floating Rate												
Danville	24,000	198,759	236,782	248,928	268,565	272,374	275,174	282,563	296,894	298,662	304,529	302,184
East Main Center	191,000	826,120	809,815	794,293	780,748	813,291	821,068	825,718	814,270	808,420	844,341	859,943
Holcomb Bridge	105,000	693,203	774,251	899,047	485,186	512,854	521,766	522,330	501,385	395,409	433,755	445,535
Mt. Carmel	15,000	216,413	217,707	172,224	241,425	238,718	257,568	263,892	229,273	266,036	263,150	284,375
Mavieland	80,000	462,833	463,131	478,903	478,881	478,859	478,836	478,812	478,789	478,765	478,740	478,715
Stein Mart - Tenant in Park Centre		260,000	260,880	261,894	262,812	263,447	264,036	264,637	265,249	265,874	274,011	285,163
Stratford Square	160,000	1,133,607	1,253,164	1,331,056	1,300,097	1,299,828	1,345,680	1,355,250	1,334,209	1,371,524	1,342,204	1,398,914
Valley Forge Mall	174,000	237,448	522,522	457,427	458,753	402,296	385,901	351,896	354,951	355,250	381,502	341,089
Woodbourne	30,000	467,877	447,156	476,848	477,295	518,492	546,860	658,002	570,807	545,197	586,816	628,897
REMIC												
69th Street	43,000	492,135	478,597	492,828	522,737	525,796	549,754	659,632	660,181	660,145	660,108	666,831
A&P	25,000	167,051	173,700	177,000	177,000	177,000	177,000	177,000	177,000	177,000	177,000	177,000
Culpeper	133,000	737,485	704,276	898,498	952,354	993,070	1,035,951	1,005,240	1,038,498	1,064,985	1,071,498	1,116,848
Barn	213,000	1,542,873	1,627,205	1,778,837	1,836,393	1,847,557	1,821,241	1,743,002	2,063,352	2,141,224	2,139,617	2,108,623
Bensalem	73,000	754,132	785,305	780,345	777,019	798,037	792,668	780,769	745,357	731,060	802,199	875,775
Valley Fair												
Bethlehem	387,000	2,919,120	2,997,784	3,054,846	3,085,926	3,179,687	3,211,470	3,207,932	3,149,575	3,101,433	3,229,153	3,314,718
Bristol (1/2)	276,000	1,611,075	1,282,256	1,294,281	1,295,008	1,228,211	1,128,094	1,178,909	1,140,885	1,080,941	961,357	879,768
Bristol (1/2)												
Collegetown	250,000	1,282,989	1,284,268	1,464,090	1,502,558	1,551,418	1,590,022	1,603,656	1,582,880	1,597,088	1,596,789	1,656,528
Cross County	264,000	3,245,083	3,170,254	3,201,539	3,338,316	3,505,531	3,538,190	3,494,125	3,765,020	3,746,977	3,919,739	3,967,969
Fox Run	293,000	2,464,333	2,507,744	2,804,697	3,116,650	3,123,761	3,154,081	3,233,345	3,010,093	2,757,944	2,763,420	2,820,955
Groton	195,000	1,892,053	2,275,621	2,259,478	2,276,311	2,285,977	2,270,151	2,273,718	2,270,998	2,291,518	2,299,339	2,278,783
High Ridge	89,000	1,119,177	1,340,956	1,362,234	1,410,342	1,429,362	1,456,506	1,502,416	1,520,458	1,610,205	1,621,179	1,668,310
Hillcrest, NJ	221,000	724,268	865,361	1,620,469	1,913,898	2,005,605	2,024,263	2,029,434	1,929,894	2,030,844	2,092,695	2,080,939
MacArthur	51,000	133,587	87,236	377,568	435,903	481,986	488,055	488,113	474,739	493,974	549,067	556,075
Manchester	183,000	481,520	530,426	535,086	548,322	548,859	554,580	555,922	559,467	567,609	566,731	572,546
Milford	25,000	301,975	285,527	286,491	300,762	328,341	329,388	330,465	331,575	344,713	359,879	378,010
North Ridge	42,000	783,513	849,626	933,865	998,522	1,017,850	1,062,122	1,096,187	1,068,598	1,169,316	1,178,899	1,180,730
Orange	27,000	(29,000)	62,668	64,482	67,284	71,569	54,084	37,521	35,949	34,344	32,707	27,070
Park Hills	280,000	1,865,077	1,943,624	1,974,610	1,988,274	2,031,946	2,102,359	2,157,722	2,202,604	2,224,523	2,266,023	2,307,388
Park Plaza	46,000	458,533	446,960	488,141	530,175	550,480	592,013	597,496	610,591	626,314	647,797	688,047
Pilgrim Gardens	83,000	833,259	911,641	910,480	979,844	1,024,499	1,065,549	1,080,537	1,047,388	1,067,192	1,114,220	1,124,532
Port Washington	20,000	80,297	83,460	84,799	85,649	85,283	84,909	84,528	85,832	86,643	86,239	85,826
Street	68,000	751,196	688,725	741,499	754,450	776,342	814,799	813,420	824,166	837,981	854,222	898,433
Suburban	245,000	1,601,281	711,663	684,920	1,910,937	2,092,843	2,126,918	2,182,135	2,167,024	2,244,148	2,459,677	2,483,427
Village Square	17,000	326,172	329,680	346,190	363,643	367,419	371,743	374,149	381,094	410,130	416,201	411,871
Whitehall	298,000	2,431,443	2,608,762	3,068,394	2,732,348	2,710,180	2,702,583	2,691,283	2,681,895	2,665,828	2,673,324	2,725,430

KENYA NOI - BASE CASE (Continued)

Property			End of Period 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Salomon Mortgage												
Douglasville	268,000	1,055,469	1,237,178	1,133,274	1,447,524	1,595,441	1,598,711	1,595,165	1,519,002	1,432,036	1,502,528	2,235,873
Meeting Square	93,000	406,649	327,362	313,189	247,991	323,851	324,975	323,091	325,380	321,281	490,718	543,608
Pickaway	127,000	617,135	685,691	641,773	639,452	652,949	656,763	657,007	650,594	637,470	657,631	665,165
Snellville	221,000	1,268,833	1,363,002	1,360,781	1,433,664	1,490,058	1,550,077	1,545,300	1,461,044	1,535,002	1,562,475	1,619,426
Statler	167,000	803,797	770,738	836,491	862,710	865,995	864,522	865,393	864,984	896,805	897,884	898,952
Summerville	68,000	275,355	297,728	314,878	323,525	332,259	338,680	338,742	340,564	352,058	353,636	355,678
Tifton	187,000	1,138,089	1,129,039	1,147,311	1,158,256	1,158,848	1,173,671	1,198,276	1,194,354	1,195,598	1,215,671	1,235,210
Vidalia	94,000	467,768	377,015	376,632	376,244	375,846	375,441	375,029	374,605	374,177	373,737	373,293
Village Oaks	172,000	951,592	1,023,540	996,639	1,009,425	1,011,507	1,013,268	1,025,649	1,033,283	1,046,763	1,049,622	1,045,913
GMAC Credit Facility (A)												
Cherry Square	75,000	672,444	750,705	753,335	751,432	766,522	769,711	773,384	776,610	773,028	775,687	770,134
Lakewood												
Marlton Phase II	154,000	929,859	1,163,860	1,252,579	1,259,741	1,291,417	1,311,785	1,341,824	1,344,594	1,353,364	1,390,948	1,411,707
Century Plaza	85,000	1,190,836	1,210,491	1,339,111	1,332,392	1,250,764	1,188,942	1,128,478	1,090,496	1,061,972	1,014,058	992,044
GMAC Credit Facility (B)												
Bainbridge	144,000	746,769	750,234	758,203	759,305	788,902	804,226	812,001	812,887	812,699	823,184	857,306
Harrodsburg	60,000	419,614	460,570	462,580	467,948	465,333	471,151	482,304	493,310	498,911	495,123	492,124
Wampanoag	212,000	809,559	1,037,051	1,532,210	1,696,613	1,722,004	1,682,206	1,430,235	1,425,940	1,552,041	1,587,177	1,601,299
GMAC Credit Facility (C)												
Barn Theatre												
Bradford Mall	208,000	409,863	523,217	601,769	590,462	533,281	526,254	503,594	407,740	351,905	232,504	208,099
Lilac, NY (Circuit City)		1,000,000	1,016,339	1,065,294	1,075,740	1,082,474	1,089,338	1,096,340	1,145,834	1,156,971	1,164,399	1,171,980
Franklin Center	175,000	771,340	754,499	957,624	1,021,765	1,023,483	1,034,502	1,042,928	1,001,971	1,056,824	1,061,878	1,061,141
Magnolia Plaza	105,000	522,849	664,634	705,331	702,428	686,807	676,763	619,667	608,220	560,843	490,790	436,878
Tower Plaza	88,000	423,416	405,649	469,323	537,781	542,960	563,133	579,778	574,695	572,419	573,246	556,454
Marlton I CapEx												
Valley Fair	115,000	978,211	1,188,246	1,357,905	1,400,514	1,418,440	1,481,349	1,498,507	1,592,594	1,635,387	1,650,194	1,814,541
Credit Lines												
Chalfont & County Line	46,000	372,008	391,923	415,616	425,433	448,916	468,358	466,451	484,592	510,069	512,519	510,048
Musicaland												
GMAC Availability												
Preferred Stock												
Series A-1												
Series B-1												
Series D												
Unencumbered												
Parkway I	73,000	399,119	(140,729)	(41,923)	371,395	336,511	357,209	405,556	157,683	233,970	439,839	415,421
Parkway II	91,000	(133,661)	(96,144)	(99,176)	(102,262)	(124,997)	(170,785)	(174,200)	(177,684)	(181,237)	(184,863)	(188,560)
Towne Square	116,000	32,023	(45,395)	321,685	540,611	579,615	587,297	578,538	376,754	618,293	651,298	666,004
Dickson City	47,000	380,540	366,130	365,843	365,551	365,254	364,951	391,075	437,833	441,837	445,963	450,221
Century Village	25,000	319,648	386,415	418,631	416,812	388,999	370,202	357,814	355,122	352,370	349,558	346,698
Scott Street	8,000	71,023	73,300	73,824	73,747	67,910	89,972	89,890	89,804	89,719	80,651	104,527
TOTAL NOI	10,628,611 sf	**73,442,371**	**76,531,949**	**82,086,925**	**86,253,019**	**87,973,169**	**89,136,784**	**89,388,435**	**89,532,602**	**90,353,194**	**91,894,704**	**93,986,484**
		Difference	0	0	0	0	0	0	0	0	0	0

KENYA UNENCUMBERED NOI FOR NEW DEBT

Property	End of Period 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Fixed Rate										
Campus Village	380,448	497,658	521,117	543,351	593,309	614,452	613,843	638,465	658,191	703,491
Cary Plaza	0	0	0	0	0	0	0	288,029	283,894	289,997
Chesterbrook	0	0	1,452,185	1,364,809	1,339,517	1,253,965	1,127,269	943,742	625,375	472,114
Chesterbrook 2	0	0	0	0	0	0	0	0	0	0
Collateralized Mortgage Obligation	0	0	0	0	0	0	0	0	0	0
Collegeville	0	0	0	0	817,633	834,499	1,134,472	1,388,486	1,419,513	1,457,565
Coral Hills	0	0	0	0	0	0	0	0	1,066,439	1,112,828
County Line Plaza	0	943,582	952,882	962,913	970,629	983,394	1,043,398	1,082,836	1,173,768	1,193,469
Gilbertsville	0	0	0	541,939	569,137	588,015	586,507	591,430	582,233	594,143
Marlton Phase I	0	0	0	0	0	0	2,721,926	2,720,743	2,683,544	2,693,080
Marumsco-Jefferson Plaza	0	0	1,984,561	2,248,886	2,335,204	2,281,699	2,302,065	2,077,054	2,350,846	2,493,495
New Holland	0	0	0	344,421	361,960	365,572	374,288	366,654	388,021	400,341
North Penn	0	0	0	691,570	696,483	700,162	702,648	706,843	714,150	703,461
Northpark Center	0	1,417,732	1,437,644	1,451,372	1,493,476	1,491,410	1,514,925	1,516,665	1,518,443	1,592,098
Park Centre	0	921,941	923,670	917,451	922,049	905,417	921,094	920,622	1,135,059	1,135,517
Plymouth Plaza	0	0	590,650	645,820	672,261	691,637	709,959	717,542	752,526	765,278
Rio Grande	0	1,299,288	1,314,015	1,310,960	1,327,332	1,306,021	1,333,835	1,365,307	1,352,274	1,363,892
Newson Village	0	0	3,462,290	3,557,616	3,630,458	3,702,178	3,774,699	3,859,315	3,953,714	4,028,701
Village at Mableton	0	0	0	0	1,773,469	1,799,136	1,797,694	1,754,701	1,374,801	1,432,228
Village West (Chesterbrook)	0	1,884,483	1,968,027	2,024,759	2,018,630	2,035,578	2,080,370	2,147,630	2,211,725	2,237,634
Lakewood Funded in August	0	0	0	0	0	0	0	0	0	3,141,270
Village West II	0	0	0	0	0	0	0	0	0	0
Whitemarsh	0	0	0	0	0	1,336,319	1,376,627	1,393,597	1,443,931	1,447,451
Floating Rate										
Danville	0	0	0	0	0	0	296,894	298,662	304,529	302,184
East Main Center	0	794,293	780,748	813,291	821,068	825,718	814,270	808,420	844,341	859,943
Holcomb Bridge	0	899,047	485,186	512,854	521,766	522,330	501,385	395,409	433,755	445,535
Mt. Carmel	0	0	241,425	238,718	257,568	263,892	229,273	266,036	263,150	284,375
Museland	463,131	478,903	478,881	478,859	478,836	478,812	478,789	478,765	478,740	478,715
Stein Mart - Tenant in Park Centre	260,880	261,894	262,812	263,447	264,036	264,637	265,249	265,874	274,011	285,163
Stratford Square	0	0	0	0	0	0	0	0	1,342,204	1,398,914
Valley Forge Mall	0	0	458,753	402,296	385,901	351,896	354,951	355,250	381,502	341,089
Woodbourne	0	476,848	477,295	518,492	546,860	558,002	570,807	545,197	586,816	628,897
REMIC										
69th Street	0	492,828	522,737	525,796	549,754	659,632	660,181	660,145	660,108	666,831
A&P	0	177,000	177,000	177,000	177,000	177,000	177,000	177,000	177,000	177,000
Culpeper	0	898,498	952,354	993,070	1,035,951	1,005,240	1,038,498	1,064,985	1,071,498	1,116,848
Barn	0	1,778,837	1,836,393	1,847,557	1,821,241	1,743,002	2,063,352	2,141,224	2,139,617	2,108,623
Bensalem	0	780,345	777,019	798,037	792,668	780,769	745,357	731,060	802,199	875,775
Valley Fair	0	0	0	0	0	0	0	0	0	0
Bethlehem	0	3,054,846	3,085,926	3,179,687	3,211,470	3,207,932	3,149,575	3,101,433	3,229,153	3,314,718
Bristol (1/2)	0	1,294,281	1,295,008	1,228,211	1,128,094	1,178,909	1,140,885	1,080,941	961,357	879,768
Bristol (1/2)	0	0	0	0	0	0	0	0	0	0
Collegetown	0	1,464,090	1,502,558	1,551,418	1,590,022	1,603,656	1,582,680	1,597,088	1,596,789	1,656,528
Cross County	0	3,201,539	3,338,316	3,505,531	3,538,190	3,494,125	3,765,020	3,746,977	3,919,739	3,967,969
Fox Run	0	2,804,697	3,116,650	3,123,761	3,154,081	3,233,345	3,010,093	2,757,944	2,763,420	2,820,955
Groton	0	2,259,478	2,276,311	2,285,977	2,270,151	2,273,718	2,270,998	2,291,518	2,299,339	2,278,783
High Ridge	0	1,362,234	1,410,342	1,429,362	1,456,506	1,502,416	1,520,458	1,610,205	1,621,179	1,668,310
Hillcrest, NJ	0	1,620,469	1,913,898	2,005,605	2,024,263	2,029,434	1,929,894	2,030,844	2,092,695	2,080,939
MacArthur	0	377,568	435,903	481,986	488,055	488,113	474,739	493,974	549,067	556,075
Manchester	0	535,086	548,322	548,859	554,580	555,922	559,467	567,609	566,731	572,546
Milford	0	286,491	300,762	328,341	329,388	330,465	331,575	344,713	369,879	378,010
North Ridge	0	933,865	998,522	1,017,850	1,062,122	1,096,187	1,068,598	1,169,316	1,178,899	1,180,730
Orange	0	64,482	67,284	71,569	54,084	37,521	35,949	34,344	32,707	27,070
Park Hills	0	1,974,610	1,988,274	2,031,946	2,102,359	2,157,722	2,202,604	2,224,523	2,266,023	2,307,388
Park Plaza	0	488,141	530,175	550,480	592,013	597,496	610,591	626,314	647,797	688,047
Pilgrim Gardens	0	910,480	979,844	1,024,499	1,065,549	1,080,537	1,047,388	1,067,192	1,114,220	1,124,532
Port Washington	0	84,799	85,649	85,283	84,909	84,528	85,832	86,643	86,239	85,826
Street	0	741,499	754,450	776,342	814,799	813,420	824,166	837,981	854,222	898,433
Suburban	0	684,920	1,910,937	2,092,843	2,126,918	2,182,135	2,167,024	2,244,148	2,459,677	2,483,427
Village Square	0	346,190	363,643	367,419	371,743	374,149	381,094	410,130	416,201	411,871
Whitehall	0	3,068,394	2,732,348	2,710,180	2,702,583	2,691,283	2,681,895	2,665,828	2,673,324	2,725,430

KENYA UNENCUMBERED NOI FOR NEW DEBT (Continued)

Property	End of Period 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Salomon Mortgage										
Douglasville	0	0	0	0	0	0	1,519,002	1,432,036	1,502,528	2,235,873
Meeting Square	0	0	0	0	0	0	325,380	321,281	490,718	543,608
Pickaway	0	0	0	0	0	0	650,594	637,470	657,631	665,165
Snellville	0	0	0	0	0	0	1,461,044	1,535,002	1,562,475	1,619,426
Statler	0	0	0	0	0	0	864,984	896,805	897,884	898,952
Summerville	0	0	0	0	0	0	340,564	352,058	353,636	355,678
Tifton	0	0	0	0	0	0	1,194,354	1,195,598	1,215,671	1,235,210
Vidalia	0	0	0	0	0	0	374,605	374,177	373,737	373,293
Village Oaks	0	0	0	0	0	0	1,033,283	1,046,763	1,049,622	1,045,913
GMAC Credit Facility (A)										
Cherry Square	0	753,335	751,432	766,522	769,711	773,384	776,610	773,028	775,687	770,134
Lakewood	0	0	0	0	0	0	0	0	0	0
Marlton Phase II	0	1,252,579	1,259,741	1,291,417	1,311,785	1,341,824	1,344,594	1,353,364	1,390,948	1,411,707
Century Plaza	0	1,339,111	1,332,392	1,250,764	1,186,942	1,128,478	1,090,496	1,061,972	1,014,058	992,044
GMAC Credit Facility (B)										
Bainbridge	0	758,203	759,305	788,902	804,226	812,001	812,887	812,699	823,184	857,306
Harrodsburg	0	462,580	467,948	465,333	471,151	482,304	493,310	498,911	495,123	492,124
Wampanoag	0	1,532,210	1,696,613	1,722,004	1,682,206	1,430,235	1,425,940	1,552,041	1,587,177	1,601,299
GMAC Credit Facility (C)										
Barn Theatre	0	0	0	0	0	0	0	0	0	0
Bradford Mall	0	601,769	590,462	533,281	526,254	503,594	407,740	351,905	232,504	208,099
Lilac, NY (Circuit City)	0	1,065,294	1,075,740	1,082,474	1,089,338	1,096,340	1,145,834	1,156,971	1,164,399	1,171,980
Franklin Center	0	957,624	1,021,765	1,023,483	1,034,502	1,042,928	1,001,971	1,056,824	1,061,878	1,061,141
Magnolia Plaza	0	705,331	702,428	686,807	676,763	619,667	608,220	560,843	490,790	436,878
Tower Plaza	0	469,323	537,781	542,960	563,133	579,778	574,695	572,419	573,246	556,454
Marlton I CapEx	0	0	0	0	0	0	0	0	0	0
Valley Fair	0	1,357,905	1,400,514	1,418,440	1,481,349	1,498,507	1,592,594	1,635,387	1,650,194	1,814,541
Credit Lines										
Chalfont & County Line	391,923	415,616	425,433	448,916	468,358	466,451	484,592	510,069	512,519	510,048
Livonia	0	0	0	0	0	0	0	0	0	0
GMAC Availability	0	0	0	0	0	0	0	0	0	0
Preferred Stock										
Series A-1										
Series B-1										
Series D										
Unencumbered										
Parkway I	-140,729	-41,923	371,395	336,511	357,209	405,556	157,683	233,970	439,839	415,421
Parkway II	-96,144	-99,176	-102,262	-124,997	-170,785	-174,200	-177,684	-181,237	-184,863	-188,560
Towne Square	-45,395	321,685	540,611	579,615	587,297	578,538	376,754	618,293	651,298	666,004
Dickson City	366,130	365,843	365,551	365,254	364,951	391,075	437,833	441,837	445,963	450,221
Century Village	386,415	418,631	416,812	388,999	370,202	357,814	355,122	352,370	349,558	346,698
Scott Street	73,300	73,824	73,747	67,910	89,972	89,890	89,804	89,719	80,651	104,527
TOTAL UNENCUMBERED NOI FOR NEW DEBT	2,039,959	54,271,100	65,380,174	68,207,028	71,562,639	72,957,561	83,914,955	84,899,928	88,804,629	93,986,484

CONGO NOI - BASE CASE

Property	Square Feet		Reforecast	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
								End of Period					
								Original Projections					Equal 2010
Fixed Rate													
Bolling Creek	41,090	sf	$200,284	201,227	200,524	200,128	199,722	199,306	198,880	198,442	197,995	197,535	197,535
Brookneal Commons	28,161		151,712	150,744	150,893	150,469	150,033	149,587	149,130	148,660	148,180	147,687	147,687
Celebration at Six Forks	125,937		1,034,721	1,056,438	1,136,060	1,146,369	1,146,266	1,177,524	1,182,251	1,188,047	1,200,126	1,210,076	1,210,076
Dukes Plaza	139,956		654,125	566,956	757,757	755,312	756,762	751,413	760,518	789,813	793,556	792,496	792,496
Durham Festival	131,825		949,114	955,852	949,279	954,735	956,342	970,726	1,005,264	1,011,292	1,021,119	1,023,604	1,023,604
Keysville Square	40,227		212,885	214,578	216,492	216,912	216,410	215,896	215,368	217,861	217,913	217,346	217,346
Lake Point Center	119,570		1,052,912	827,240	1,310,252	1,304,348	1,311,503	1,310,237	1,314,881	1,342,509	1,378,914	1,414,508	1,414,508
Lenoir Festival I	144,239		762,352	837,824	807,405	806,682	805,941	805,182	809,158	808,361	807,543	811,717	811,717
Market Square	55,989		282,297	301,864	269,617	269,876	268,022	264,963	262,517	267,152	266,882	265,505	265,505
Mobile Festival	525,505		2,582,497	2,029,818	2,912,689	2,905,521	2,900,131	2,867,289	2,748,040	2,763,816	2,777,741	2,786,788	2,786,788
Square One Center	197,731		1,386,719	1,418,134	1,487,803	1,479,162	1,504,856	1,510,733	1,514,759	1,520,311	1,511,847	1,533,101	1,533,101
Towne Square	301,561		1,836,021	1,582,054	2,030,634	2,026,933	2,027,968	2,028,345	2,040,720	2,045,893	2,055,287	2,070,856	2,070,856
University Mall	167,461		1,124,136	1,141,371	1,184,045	1,222,829	1,250,261	1,277,776	1,308,275	1,325,646	1,325,646	1,325,646	1,325,646
University Shoppes	54,124		439,842	413,543	439,181	437,877	437,777	440,643	437,081	438,187	440,793	449,253	449,253
Waverly Place	181,300		1,108,730	1,395,136	1,760,787	1,791,885	1,834,319	1,867,036	1,993,894	2,083,698	2,185,418	2,229,284	2,229,284
Floating Rate													
Merchants Festival Centre	151,820		1,786,705	1,835,258	1,917,416	1,924,060	1,960,040	1,982,824	1,989,191	2,026,412	2,051,505	2,109,244	2,109,244
Eastgate S/C	52,575		441,277	442,814	438,412	447,549	445,521	450,066	453,851	450,820	456,631	453,887	453,887
Millpond Village	206,051		1,589,711	2,482,206	3,148,133	3,172,762	3,197,835	3,163,954	3,238,127	3,389,263	3,424,129	3,449,750	3,449,750
Securitizations													
CDC													
Braves Village	59,762		377,683	442,989	476,171	471,898	475,794	476,327	480,144	484,951	481,305	485,427	485,427
Crossroads at Mandarin	72,136		452,749	432,486	465,829	465,178	472,157	478,976	483,727	481,385	482,264	481,268	481,268
Eastgate Plaza	181,910		1,078,850	1,198,314	1,236,465	1,260,569	1,292,513	1,295,930	1,311,413	1,333,435	1,349,317	1,346,079	1,346,079
Food Lion Plaza	50,200		181,483	191,430	233,046	248,383	268,303	265,725	267,610	268,629	268,947	267,895	267,895
Gateway Plaza	167,207		1,073,377	967,420	1,003,507	999,518	1,010,485	1,012,130	1,022,710	1,027,918	1,021,781	1,025,759	1,025,759
Grove Park S/C	106,617		563,048	553,331	553,195	554,858	555,066	557,783	558,977	564,508	570,064	590,723	590,723
Hollywood Festival	135,056		618,385	732,753	799,253	812,881	818,851	815,750	822,563	828,003	849,229	860,771	860,771
Lake Washington Crossing	119,208		829,734	910,867	1,042,469	1,043,716	1,059,416	1,087,090	1,113,827	1,144,595	1,148,611	1,177,180	1,177,180
Lenoir Festival II													
Oakland Park Festival Centre	132,226		683,910	745,628	887,527	934,756	935,450	920,354	941,316	939,188	950,633	951,132	951,132
Patriots Plaza	115,632		859,873	787,943	918,152	920,469	928,101	925,834	945,205	982,846	988,274	1,012,201	1,012,201
Robertson Corners	47,680		373,612	356,890	377,170	369,569	379,441	380,038	372,362	377,112	386,671	385,932	385,932
Stanton Square	125,094		597,577	629,640	780,210	786,594	808,916	832,216	847,105	857,315	865,217	871,579	871,579
Tower Shopping Center	153,077		759,200	661,390	831,203	840,766	848,950	929,492	944,862	988,099	1,016,995	1,050,407	1,050,407
Joint Venture Debt													
Falls Pointe	98,132		154,635	1,452,521	1,534,497	1,555,035	1,575,665	1,555,274	1,632,355	1,663,162	1,684,240	1,703,804	1,703,804
Park Place	139,811		1,076,426	1,073,846	1,299,371	1,289,360	1,316,091	1,320,185	1,330,789	1,343,959	1,346,397	1,357,799	1,357,799
Peak Plaza	67,402		522,291	568,637	609,509	606,531	611,985	613,075	612,607	611,496	609,572	606,615	606,615
University Plaza	38,600		245,311	269,817	250,927	249,245	249,509	244,229	250,090	249,087	247,442	247,731	247,731
Unencumbered													
South Cobb	77,961		107,208	(37,438)	71,611	68,327	64,960	64,113	62,775	59,149	55,433	51,623	51,623
TOTAL NOI	4,552,873	sf	**28,162,432**	**29,791,521**	**34,487,491**	**34,691,062**	**35,041,362**	**35,208,041**	**35,622,342**	**36,221,020**	**36,583,617**	**36,962,208**	**36,962,208**
		Difference	0	0	0	0	(0)	0	0	0	0	0	0
		Millpond O	1,004,502	1,162,426	1,406,835	1,408,719	1,410,649	1,415,227	1,411,007	1,528,368	1,540,184	1,542,277	
		Millpond R	585,209	1,319,780	1,741,298	1,764,043	1,787,186	1,748,727	1,827,120	1,860,895	1,883,945	1,907,473	

CONGO UNENCUMBERED NOI FOR NEW DEBT

Property	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
					End of Period					
	Reforecast				Original Projections					Equal 2010
Fixed Rate										
Bolling Creek	0	0	0	0	0	0	0	0	0	0
Brookneal Commons	0	0	0	0	0	0	0	0	0	0
Celebration at Six Forks	1,056,438	1,136,060	1,146,309	1,146,266	1,177,524	1,182,251	1,188,047	1,200,126	1,210,076	1,210,076
Dukes Plaza	0	0	0	0	0	760,518	789,813	793,556	792,496	792,496
Durham Festival	0	0	0	956,342	970,726	1,005,264	1,011,292	1,021,119	1,023,604	1,023,604
Keysville Square	0	0	0	0	0	0	0	0	0	0
Lake Point Center	0	0	0	0	0	0	1,342,509	1,378,914	1,414,508	1,414,508
Lenoir Festival I	0	0	0	0	0	0	0	0	0	0
Market Square	0	0	0	0	0	0	0	0	0	0
Mobile Festival	0	0	0	0	0	0	2,763,816	2,777,741	2,786,788	2,786,788
Square One Center	0	1,487,803	1,479,162	1,504,856	1,510,733	1,514,759	1,520,311	1,511,847	1,533,101	1,533,101
Towne Square	0	0	0	0	0	2,040,720	2,045,893	2,055,287	2,070,856	2,070,856
University Mall	0	0	0	0	0	1,308,275	1,325,646	1,325,646	1,325,646	1,325,646
University Shoppes	0	0	0	0	0	0	0	0	0	0
Waverly Place	0	0	0	0	0	1,993,894	2,083,698	2,185,418	2,229,284	2,229,284
Floating Rate										
Merchants Festival Centre	1,835,258	1,917,416	1,924,060	1,960,040	1,982,824	1,989,191	2,026,412	2,051,505	2,109,244	2,109,244
Eastgate S/C	442,814	438,412	447,549	445,521	450,086	453,851	450,820	456,631	453,887	453,887
Millpond Village	2,482,206	3,148,133	3,172,762	3,197,835	3,163,954	3,238,127	3,309,263	3,424,129	3,449,750	3,449,750
Securitizations										
CDC										
Braves Village	0	476,171	471,908	475,794	476,327	480,144	484,951	481,305	485,427	485,427
Crossroads at Mandarin	0	465,829	465,178	472,157	478,976	483,727	481,385	482,264	481,268	481,268
Eastgate Plaza	0	1,236,465	1,260,569	1,292,513	1,295,930	1,311,413	1,333,435	1,349,317	1,346,079	1,346,079
Food Lion Plaza	0	233,046	248,383	268,303	265,725	267,610	268,629	268,947	267,895	267,895
Gateway Plaza	0	1,003,507	999,518	1,010,485	1,012,130	1,022,710	1,027,918	1,021,781	1,025,759	1,025,759
Grove Park S/C	0	553,195	554,858	555,066	557,283	558,977	564,508	570,064	590,723	590,723
Hollywood Festival	0	799,253	812,881	818,851	815,750	822,563	828,003	849,229	860,771	860,771
Lake Washington Crossing	0	1,042,409	1,043,716	1,059,416	1,087,090	1,113,827	1,144,595	1,148,611	1,177,180	1,177,180
Lenoir Festival II	0	0	0	0	0	0	0	0	0	0
Oakland Park Festival Centre	0	887,527	934,756	935,450	920,354	941,316	939,188	950,633	951,132	951,132
Patriots Plaza	0	918,152	920,469	928,001	925,834	945,205	982,846	988,274	1,012,201	1,012,201
Robertson Corners	0	377,170	369,569	379,441	380,038	372,362	377,112	386,671	385,932	385,932
Stanton Square	0	780,210	786,594	808,916	832,216	847,105	857,315	865,217	871,579	871,579
Tower Shopping Center	0	831,203	840,766	848,950	929,492	944,862	988,099	1,016,995	1,050,407	1,050,407
Joint Venture Debt										
Falls Pointe	0	1,534,497	1,555,035	1,575,665	1,555,274	1,632,355	1,663,162	1,684,240	1,703,804	1,703,804
Park Place	1,073,846	1,299,371	1,289,360	1,316,091	1,320,185	1,330,789	1,343,959	1,346,397	1,357,799	1,357,799
Peak Plaza	0	0	0	0	0	0	0	0	0	606,615
University Plaza	0	0	0	0	0	0	0	0	0	0
Unencumbered										
South Cobb	(37,438)	71,611	68,327	64,969	64,113	62,775	59,149	55,433	51,623	51,623
TOTAL UNENCUMBERED NOI FOR NEW DEBT	**6,853,124**	**20,637,500**	**20,791,779**	**22,021,019**	**22,173,064**	**28,624,590**	**33,281,774**	**33,647,297**	**34,018,819**	**34,625,434**

NEW DEBT UNDERWRITING

			End of Period									
			2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Total New Debt Required (Accumulated)			$0	$365,700	$412,337	$420,648	$428,639	$458,513	$538,682	$518,381	$502,448	$493,327
				=======	=======	=======	=======	=======	=======	=======	=======	=======
Unencumbered NOI for Additional New Debt (Accumulated)			8,893	74,909	86,172	90,228	93,736	101,582	117,197	118,547	122,823	128,612
less: Vacancy Reserve	5.0%	of Revenues		5,762	6,629	6,941	7,210	7,814	9,015	9,119	9,448	9,893
less: Management Fee	4.0%	of Revenues		4,610	5,303	5,552	5,768	6,251	7,212	7,295	7,558	7,915
less: TI & LC (In line space)	$1.00	per Square Foot (in line space)		4,800	5,221	5,392	5,567	5,996	7,103	7,133	7,255	7,390
less: Recurring Capex	$0.16	per Square Foot		1,536	1,671	1,725	1,781	1,919	2,273	2,283	2,322	2,365
				--------	--------	--------	--------	--------	--------	--------	--------	--------
Stressed Net Cash Flow for Underwriting				58,200	67,348	70,617	73,408	79,602	91,594	92,717	96,241	101,050
Stressed Value	10.5%	Cap Rate		554,283	641,414	672,546	699,126	758,112	872,321	883,019	916,578	962,380
Loan Sizing (Accumulated)	90%	Stressed Loan Sizing		498,854	577,272	605,291	629,214	682,301	785,089	794,717	824,920	866,142
Total New Debt Required (Accumulated)				$365,700	$412,337	$420,648	$428,639	$458,513	$538,682	$518,381	$502,448	$493,327
Coverage for New Debt				130%	140%	144%	147%	149%	146%	153%	164%	176%

General Information	
Project Name:	Project Congo
Type of Transaction (i.e. Leveraged Buyout, Financing):	Merger
Model Prepared by:	David Moritz
Telephone Extension:	8046
Sponsor:	Sponsor
First Projected Year (Range Name = "Year"):	2002
Company's Fiscal Year End (Range Name = "FYE")	December 31
Expected Closing Date:	12/31/2001
No. of Mos. for Stub. Period (Less Than 12 is a Stub)	12
Exit Multiple (of EBITDA):	8.00
Multiple (of FFO)	9.00
Exit Multiple Step Increments (for Variance Analysis):	0.50
Equity Step Increments (for Variance Analysis)	0.025
Purchase or Pooling (1 or 0)	0.000
Year to amortize cap finance costs	7.000
Step Increments for Promote	0.000
Prime	4.8%
LIBOR	2.0%
Operating Case Number	2
Percent of Financing Costs Tax Deductible:	100.0%

Special Capex (Not Incl. in Ratios)	0	1	2	3	4	5	6	7	8	9
Annual Expenditure	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Depreciable Life (in years)	3	3	5	5	7	7	7	10	10	15

Look-up Tables - Operating Assumptions

Acquirer NOI

Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	4.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Case 2	BASE CASE	2	4.2%	7.3%	5.1%	2.0%	1.3%	0.3%	0.2%	0.9%	1.7%	2.3%
Case 3	2% GROWTH	3	4.2%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	4.2%	7.3%	5.1%	2.0%	1.3%	0.3%	0.2%	0.9%	1.7%	2.3%

Target NOI

Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	5.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Case 2	BASE CASE	2	5.8%	15.8%	0.6%	1.0%	0.5%	1.2%	1.7%	1.0%	1.0%	0.0%
Case 3	2% GROWTH	3	5.8%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	5.8%	15.8%	0.6%	1.0%	0.5%	1.2%	1.7%	1.0%	1.0%	0.0%

G&A (% of NOI)

Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Case 2	BASE CASE	2	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Case 3	2% GROWTH	3	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%

Expansion/Repair Capex - Acquirer			Expansion/Repair Capex - Acquirer									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	10,418	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Case 2	BASE CASE	2	10,418	26,787	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Case 3	2% GROWTH	3	10,418	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	10,418	26,787	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000

Expansion/Repair Capex - Target			Expansion/Repair Capex - Target									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	2,000	2,000	2,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
Case 2	BASE CASE	2	4,150	3,214	2,181	1,325	730	751	1,000	1,000	1,000	1,000
Case 3	2% GROWTH	3	4,150	3,214	2,181	1,325	730	751	1,000	1,000	1,000	1,000
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	4,150	3,214	2,181	1,325	730	751	1,000	1,000	1,000	1,000

TI & LC Acquirer			TI & LC Acquirer									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500
Case 2	BASE CASE	2	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000
Case 3	2% GROWTH	3	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000

TI & LC Target			TI & LC Target									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Case 2	BASE CASE	2	3,864	4,787	2,946	3,054	3,145	3,240	2,000	2,000	2,000	2,000
Case 3	2% GROWTH	3	3,864	4,787	2,946	3,054	3,145	3,240	2,000	2,000	2,000	2,000
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	BASE CASE	2	3,864	4,787	2,946	3,054	3,145	3,240	2,000	2,000	2,000	2,000

EXHIBIT E - MERGER MODEL NO GROWTH CASE

NO GROWTH

Credit Suisse First Boston

PROJECT CONGO
MERGER ANALYSIS and $50 MILLION INVESTMENT

SOURCES AND USES OF FUNDS AT CLOSING - ASSUMED TO BE DEC. 31, 2001

Uses:		*Sources*	
Purchase Price - Common	$71,332	Cash	12,200
Transaction Expenses (1)	12,200	Assumed Congo Debt	
Assume Debt	$204,915	Mortgage Debt - Fixed Rate	98,138
		Mortgage Debt - Floating Rate	27,170
		CDC	58,000
		JV Debt	21,607
		New Debt	0
		Common	$71,332
Total Uses	$288,447	Total Sources	$288,447

PROFORMA CAPITALIZATION

Trading Information	Kenya	Congo	Proforma	Proforma C&S
Share Price	$13.35	$1.50	$13.35	$13.35
2002 FFO / Share	$1.48	$0.32		1.52
FFO Multiple	9.0x	4.7x		8.8x
Annual Dividend	$1.30	$0.00	$1.30	$1.30
Dividend Yield	9.7%	0.0%	9.7%	9.7%
Shares Outstanding	20,122	35,313	25,465	29,211
Capitalization				
Equity Capitalization	$268,629	$52,970	$339,961	$389,961
Liq. Of Preferred	$82,067	0	82,067	82,067
Total Debt	$510,472	$204,915	715,387	715,387
Total Capitalization	$861,168	$257,884	$1,137,415	$1,187,415
Total GLA	*10,629*	*4,553*	*15,181*	*15,181*
Total Cap. / sq. ft.	*$81.0*	*$56.6*	*$74.9*	*$78.2*
Debt / Total Cap	59.3%	79.5%	62.9%	60.2%
(Debt + Pref) / Total Cap	68.8%	79.5%	70.1%	67.2%

SOURCES & USES - C&S EQUITY

Uses:	
Cash	$50,000
Paydown debt	0
Total Uses	$50,000
Sources	
Common Issuance to C&S	$50,000
Total Sources	$50,000

PURCHASE PRICE CALCULATION

Tender Price (1)	$2.02
Premium	*34.7%*
Target Shares	35,313
Equity Purchase Price	$71,332
% Cash	0.0%
Cash	$0
% Stock	100.0%
Stock	$71,332

SHARES ISSUED FOR MERGER

New Equity Required	$71,332
Current Kenya Share Price	$13.35
New Shares Issued	5,343
Current Kenya Share	20,122
PF Shares Outstanding	25,465

SHARES ISSUED TO C&S

New Investment	$50,000
Current Kenya Share Price	$13.35
New Shares Issued	3,745
PF Shares Outstanding	25,465
PF Adj. Shares Outstanding	29,211

SUMMARY PROJECTED FINANCIAL INFORMATION

Projected Fiscal Years Ending

OPERATING SUMMARY	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
NOI	$101,605	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323
Growth		*4.6%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*
EBITDA		$96,171	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286
Interest Expense		$50,741	$47,994	$46,481	$46,925	$46,585	$46,142	$45,612	$45,224	$44,976	$44,723
FFO		$44,382	$46,861	$47,591	$46,854	$46,861	$46,927	$47,031	$46,936	$46,635	$46,268
Growth			*5.6%*	*1.6%*	*(1.5%)*	*0.0%*	*0.1%*	*0.2%*	*(0.2%)*	*(0.6%)*	*(0.8%)*
Cash from Operations		$52,177	$48,818	$49,797	$49,353	$49,603	$50,136	$50,666	$51,054	$51,302	$51,555
TI & LC		5,500	5,500	5,500	5,500	5,500	5,500	5,500	5,500	5,500	5,500
Total Capex		17,918	10,500	10,500	9,500	9,500	9,500	9,500	9,500	9,500	9,500
Cash available for debt repayment		34,259	38,308	39,297	39,853	40,103	40,636	41,166	41,554	41,802	42,055
Mandatory Debt repayment		54,041	364,596	55,662	20,116	22,585	46,307	99,802	1,989	9,710	20,168
Dividends		37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974
Increase in Free Cash before New Debt		(57,756)	(364,262)	(54,339)	(18,237)	(20,365)	(43,645)	(96,609)	1,591	(5,882)	(16,087)
Combined FFO/Share		$1.52	$1.60	$1.63	$1.60	$1.60	$1.61	$1.61	$1.61	$1.60	$1.58
Growth			*5.6%*	*1.6%*	*(1.5%)*	*0.0%*	*0.1%*	*0.2%*	*(0.2%)*	*(0.6%)*	*(0.8%)*
Original FFO/Share (2)		$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48
Accretion		*2.7%*	*8.4%*	*10.1%*	*8.4%*	*8.4%*	*8.6%*	*8.8%*	*8.6%*	*7.9%*	*7.1%*
Dividend/Share		$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30	$1.30
BALANCE SHEET SUMMARY & CREDIT STATISTICS											
Cash	$96,954	$39,198	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981	$12,981
Mortgage Debt	323,779	279,538	229,178	174,921	156,292	135,282	90,642	50,162	48,810	39,362	20,268
Securitizations	303,998	303,127	62,610	61,731	60,791	59,785	58,709	0	0	0	0
Credit Facilities	87,710	78,680	4,961	4,434	3,887	3,318	2,728	2,114	1,477	815	142
New Debt	0	0	338,045	392,384	410,621	430,986	474,631	571,241	569,650	575,532	591,618
Total Debt	715,387	661,345	634,794	633,470	631,591	629,372	626,710	623,517	619,937	616,109	612,028
Total Debt + Preferred	797,454	743,412	716,861	715,537	713,658	711,439	708,777	705,584	702,004	698,176	694,095
Common Equity (Based on 9.0x FFO multi		399,440	421,750	428,319	421,684	421,751	422,347	423,283	422,421	419,719	416,412
Total Market Capitalization		1,142,853	1,138,611	1,143,857	1,135,342	1,133,190	1,131,124	1,128,867	1,124,425	1,117,895	1,110,507
Equity Per Share		$13.67	$14.44	$14.66	$14.44	$14.44	$14.46	$14.49	$14.46	$14.37	$14.26
EBITDA/Interest Expense		1.9x	2.0x	2.1x	2.1x	2.1x	2.1x	2.1x	2.2x	2.2x	2.2x
EBITDA - Capex/Interest Expense		1.5x	1.8x	1.9x	1.9x	1.9x	1.9x	1.9x	1.9x	2.0x	2.0x
Total Debt / EBITDA		6.9x	6.5x	6.5x	6.5x	6.5x	6.4x	6.4x	6.4x	6.3x	6.3x
Total Debt + Preferred/EBITDA		7.7x	7.4x	7.4x	7.3x	7.3x	7.3x	7.3x	7.2x	7.2x	7.1x
Leverage based on 9.0x FFO Multiple		57.9%	55.8%	55.4%	55.6%	55.5%	55.4%	55.2%	55.1%	55.1%	55.1%
(Debt+Preferred)/Market Cap		65.0%	63.0%	62.6%	62.9%	62.8%	62.7%	62.5%	62.4%	62.5%	62.5%
FFO Payout Ratio		85.6%	81.0%	79.8%	81.0%	81.0%	80.9%	80.7%	80.9%	81.4%	82.1%
Total Unenc. NOI for Total New Debt (3)		9,002	67,412	74,838	77,241	79,598	85,730	98,263	98,609	100,640	103,895
Total Unenc. NOI/Total New Debt		NA	19.9%	19.1%	18.8%	18.5%	18.1%	17.2%	17.3%	17.5%	17.6%
NOI / Sq. Ft.		$7.0	$7.0	$7.0	$7.0	$7.0	$7.0	$7.0	$7.0	$7.0	$7.0
Capex / Sq. Ft.		$1.2	$0.7	$0.7	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6
Total Market Cap / Sq. Ft.		$75.3	$75.0	$75.3	$74.8	$74.6	$74.5	$74.4	$74.1	$73.6	$73.1

(1) Assumption from Kenya bid letter
(2) Excludes Gain on Land Sales
(3) Total Unencumbered NOI represents accumulated NOI that becomes unencumbered for New Debt

OPERATING AND WORKING CAPITAL ASSUMPTIONS

	2001	Projected Fiscal Years Ending 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Kenya Original NOI (1)	$73,442	$76,532	$76,532	$76,532	$76,532	$76,532	$76,532	$76,532	$76,532	$76,532	$76,532
Growth		*4.2%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*
Kenya Original Stand-Alone G&A	$7,250	$7,555	$7,555	$7,555	$7,555	$7,555	$7,555	$7,555	$7,555	$7,555	$7,555
Other Income/(Expense)	$5,000	$4,782	$4,553	$4,294	$4,001	$3,668	$3,292	$2,865	$2,382	$1,834	$1,213
Interest Expense [2002 ProForma Constant]	$36,700	$36,481	$36,253	$35,994	$35,701	$35,368	$34,992	$34,565	$34,081	$33,534	$32,913
Preferred Dividends [Constant]	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508
Kenya Original FFO (2)	$26,985	$29,769	$29,769	$29,769	$29,769	$29,769	$29,769	$29,769	$29,769	$29,769	$29,769
Original Shares Outstanding	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122	20,122
Kenya Original FFO / Share (2)	$1.34	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48	$1.48
Congo Original NOI (3)	$28,162	$29,792	$29,792	$29,792	$29,792	$29,792	$29,792	$29,792	$29,792	$29,792	$29,792
Growth		*5.8%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*
Congo Stand-Alone G&A	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500	$4,500
Other Income/(Expense)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Interest Expense [2002 ProForma Constant]	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042	$14,042
Congo Original FFO	$9,621	$11,250	$11,250	$11,250	$11,250	$11,250	$11,250	$11,250	$11,250	$11,250	$11,250
Original Shares Outstanding	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313	35,313
Congo Original FFO / Share	$0.27	$0.32	$0.32	$0.32	$0.32	$0.32	$0.32	$0.32	$0.32	$0.32	$0.32
Combined NOI	$101,605	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323
Growth		*4.6%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*	*0.0%*
G&A (Combined Company)		$10,153	$9,037	$9,037	$9,037	$9,037	$9,037	$9,037	$9,037	$9,037	$9,037
% of NOI		9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Other Income		$4,782	$4,553	$4,294	$4,001	$3,668	$3,292	$2,865	$2,382	$1,834	$1,213
Total Depreciation		$24,454	$25,736	$26,722	$27,707	$28,653	$29,599	$30,545	$31,490	$31,650	$31,810
TI & LC Capex		$5,500	$5,500	$5,500	$5,500	$5,500	$5,500	$5,500	$5,500	$5,500	$5,500
Expansion/Repair Capex		$12,418	$5,000	$5,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000	$4,000
Working Capital Assumptions:											
Accounts Receivable (% of NOI)		6%	6%	6%	6%	6%	6%	6%	6%	6%	6%
Other Assets (% of NOI)		25%	25%	25%	25%	25%	25%	25%	25%	25%	25%
Accounts Payable (% of NOI)		30%	30%	30%	30%	30%	30%	30%	30%	30%	30%

(1) Kenya NOI is from Argus.
(2) Kenya FFO does not include gain on sale of land.
(3) Congo NOI for 2002 is new budget, for 2003-2010 is March 2001 projections. Includes 100% interest in Congo's JV properties.

BALANCE SHEET ADJUSTMENTS AT CLOSING

Assets	Kenya 12/31/2001	Adjustments: Congo 12/31/2001	Adjustments: Adjustments	Kenya Pro Forma	Proforma C&S Equity
Current:					
Excess Cash	$3,773	$42,400	($12,200)	$33,973	$83,973
Cash for Working Capital	5,000	7,981		12,981	12,981
Accounts Receivable	0	6,922		6,922	6,922
Notes Receivable	35,952	479		36,431	36,431
Prepaid Expenses	0	7,035		7,035	7,035
Total Current Assets	44,725	64,817	(12,200)	97,342	147,342
Gross Real Estate	675,052	303,088		978,140	978,140
Less: Accumulated Depreciation	0	31,223		31,223	31,223
Net Real Estate	675,052	271,865		946,917	946,917
Other Noncurrent Assets:					
Inv in Uncons. Subs	3,139	0		3,139	3,139
Other Assets	32,159	0		32,159	32,159
Goodwill	0	0	12,200	12,200	12,200
Capitalized Financing Costs	0	0	0	0	0
Total Assets	$755,075	$336,682	$0	$1,091,757	$1,141,757

DETERMINATION OF GOODWILL

Excess Purch. Price over Net Assets:		*Allocation of Excess:*	
Purchase Price	$71,332		
Transaction Expenses	12,200	Cap. Trans. Expenses	0
		Deferred Taxes	0.0
		PP & E Write-up	0.0
Total Purchase Price	83,532	Goodwill	12,200
Common Equity	93,396	Total Allocation	$12,200
Preferred Stock	18,679		
Excess Purch. Price Over Net Assets	($28,543)		

Liabilities and Equity	Kenya 12/31/2001	Adjustments: Congo 12/31/2001	Adjustments: Adjustments	Kenya Pro Forma	Proform C&S Equity
Current:					
Accounts Payable	$12,845	$19,575		$32,420	$32,420
Accrued Liabilities	0	0		0	0
Taxes Payable	0	0		0	0
Other Current Liabilities	0	117		117	117
Total Current Liabilities	12,845	19,692	0	32,537	32,537
Debt:					
Mortgage Debt - Fixed Rate	176,744	98,138		274,882	274,882
Mortgage Debt - Floating Rate	21,727	27,170		48,897	48,897
REMIC	181,700	0		181,700	181,700
Salomon Mortgage	64,198	0		64,198	64,198
GMAC Credit Facility (A)	22,050	0		22,050	22,050
GMAC Credit Facility (B)	13,286	0		13,286	13,286
GMAC Credit Facility (C)	30,767	0		30,767	30,767
Revolvers	0	0		0	0
New Debt	0	0		0	0
CDC	0	58,000		58,000	58,000
JV Debt	0	21,607		21,607	21,607
Total Debt	510,472	204,915	0	715,387	715,387
Other Liabilities	0	0		0	0
Minority Interest	0	0		0	0
Deferred Income Taxes	0	0		0	0
Total Liabilities	523,317	224,607	0	747,924	747,924
Preferred Series A (Book)	0	18,679		18,679	18,679
Preferred Series A-1	11,155	0		11,155	11,155
Preferred Series B-1	29,582	0		29,582	29,582
Preferred Series D	41,330	0		41,330	41,330
Common Equity	149,691	93,396	0	243,087	293,087
Total Equity	231,758	112,075	0	343,833	393,833
Total Liabilities and Equity	755,075	336,682	0	1,091,757	1,141,757

INCOME STATEMENTS

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
		Projected Fiscal Years Ending									
Total NOI	$101,605	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323	$106,323
G&A		$10,153	$9,037	$9,037	$9,037	$9,037	$9,037	$9,037	$9,037	$9,037	$9,037
EBITDA		$96,171	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286	$97,286
Depreciation		$24,454	$25,736	$26,722	$27,707	$28,653	$29,599	$30,545	$31,490	$31,650	$31,810
Goodwill Amortization		0	0	0	0	0	0	0	0	0	0
EBIT		$71,717	$71,550	$70,564	$69,579	$68,633	$67,687	$66,741	$65,796	$65,636	$65,476
Interest on Kenya Debt:											
Mortgage Debt - Fixed Rate		$13,055	$12,413	$10,228	$7,214	$6,262	$4,592	$3,660	$2,821	$2,781	$2,375
Mortgage Debt - Floating Rate		1,487	1,333	520	250	237	223	209	191	184	0
REMIC		14,463	14,463	0	0	0	0	0	0	0	0
Salomon Mortgage		4,494	4,440	4,383	4,321	4,255	4,185	4,110	0	0	0
GMAC Credit Facility (A)		1,007	1,006	0	0	0	0	0	0	0	0
GMAC Credit Facility (B)		634	631	0	0	0	0	0	0	0	0
GMAC Credit Facility (C)		1,559	1,557	0	0	0	0	0	0	0	0
Revolvers		0	0	0	0	0	0	0	0	0	0
New Debt		0	0	24,508	28,448	29,770	31,247	34,411	41,415	41,300	41,726
Total Kenya Interest Expense		$36,700	$35,842	$39,639	$40,233	$40,525	$41,247	$42,309	$44,427	$44,264	$44,101
Interest on Congo Debt:											
Mortgage Debt - Fixed Rate		$8,082	$7,518	$6,650	$6,519	$5,910	$5,766	$3,116	$715	$655	$590
Mortgage Debt - Floating Rate		1,001	0	0	0	0	0	0	0	0	0
CDC		4,176	4,176	0	0	0	0	0	0	0	0
JV Debt		783	458	193	172	151	129	106	82	57	32
New Debt		0	0	0	0	0	0	0	0	0	0
Total Congo Interest Expense		$14,042	$12,152	$6,842	$6,692	$6,061	$5,895	$3,222	$797	$712	$622
Interest Income on Short-term Investments		$6,461	$5,077	$4,294	$4,001	$3,668	$3,292	$2,865	$2,382	$1,834	$1,213
Amortization of Cap Fin Costs (7 Years)		0	0	0	0	0	0	0	0	0	0
Pretax Income		$27,437	$28,633	$28,377	$26,654	$25,716	$24,837	$23,995	$22,953	$22,493	$21,966
Income Taxes		0	0	0	0	0	0	0	0	0	0
Preferred Dividends		$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508	$7,508
Income Available to Common		$19,929	$21,125	$20,869	$19,146	$18,208	$17,329	$16,487	$15,445	$14,985	$14,458
FFO		$44,382	$46,861	$47,591	$46,854	$46,861	$46,927	$47,031	$46,936	$46,635	$46,268
Shares Outstanding		29,211	29,211	29,211	29,211	29,211	29,211	29,211	29,211	29,211	29,211
FFO / Share		$1.52	$1.60	$1.63	$1.60	$1.60	$1.61	$1.61	$1.61	$1.60	$1.58

BALANCE SHEETS

	Pro Forma 12/31/2001	Projected As of 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
ASSETS											
Current:											
Excess Cash	$83,973	$26,217	$0	$0	$0	$0	$0	$0	$0	$0	$0
Cash for Working Capital	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981	12,981
Accounts Receivable	6,922	6,379	6,379	6,379	6,379	6,379	6,379	6,379	6,379	6,379	6,379
Notes Receivable	36,431	34,234	32,287	30,081	27,582	24,750	21,542	17,907	13,788	9,122	3,935
Prepaid Expenses	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035	7,035
Total Current Assets	147,342	86,846	58,682	56,476	53,977	51,145	47,937	44,302	40,184	35,518	30,231
Gross Real Estate	978,140	996,058	1,006,558	1,017,058	1,026,558	1,036,058	1,045,558	1,055,058	1,064,558	1,074,058	1,083,558
Less: Accumulated Depreciation	31,223	55,677	81,412	108,134	135,841	164,495	194,093	224,638	256,128	287,778	319,588
Net Real Estate	946,917	940,382	925,146	908,924	890,717	871,563	851,465	830,420	808,430	786,280	763,970
Other Noncurrent Assets:	0	0	0	0	0	0	0	0	0	0	0
Inv in Uncons. Subs.	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139	3,139
Other Assets	32,159	26,581	26,581	26,581	26,581	26,581	26,581	26,581	26,581	26,581	26,581
Goodwill	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200	12,200
Capitalized Financing Costs	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Assets	$1,141,757	$1,069,148	$1,025,748	$1,007,320	$986,613	$964,629	$941,322	$916,642	$890,534	$863,717	$836,120
LIABILITIES											
Current:											
Accounts Payable	$32,420	$31,897	$31,897	$31,897	$31,897	$31,897	$31,897	$31,897	$31,897	$31,897	$31,897
Accrued Liabilities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Taxes Payable	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Other Current Liabilities	$117	$117	$117	$117	$117	$117	$117	$117	$117	$117	$117
Total Current Liabilities	$32,537	$32,014	$32,014	$32,014	$32,014	$32,014	$32,014	$32,014	$32,014	$32,014	$32,014
Debt:											
Kenya											
Mortgage Debt - Fixed Rate	176,744	168,403	138,592	91,296	80,511	61,428	50,701	38,515	37,983	32,833	14,159
Mortgage Debt - Floating Rate	21,727	19,677	9,526	4,140	3,949	3,745	3,527	3,265	3,141	0	0
REMIC	181,700	181,697	0	0	0	0	0	0	0	0	0
Salomon Mortgage	64,198	63,431	62,610	61,731	60,791	59,785	58,709	0	0	0	0
GMAC Credit Facility (A)	22,050	22,016	0	0	0	0	0	0	0	0	0
GMAC Credit Facility (B)	13,286	13,222	0	0	0	0	0	0	0	0	0
GMAC Credit Facility (C)	30,767	30,715	0	0	0	0	0	0	0	0	0
Revolvers	0	0	0	0	0	0	0	0	0	0	0
New Debt	0	0	338,045	392,384	410,621	430,986	474,631	571,241	569,650	575,532	591,618
Congo											
Mortgage Debt - Fixed Rate	98,138	91,459	81,060	79,485	71,832	70,109	36,414	8,383	7,686	6,930	6,109
Mortgage Debt - Floating Rate	27,170	0	0	0	0	0	0	0	0	0	0
CDC	58,000	58,000	0	0	0	0	0	0	0	0	0
JV Debt	21,607	12,726	4,961	4,434	3,887	3,318	2,728	2,114	1,477	815	142
New Debt	0	0	0	0	0	0	0	0	0	0	0
Total Debt	$715,387	$661,345	$634,794	$633,470	$631,591	$629,372	$626,710	$623,517	$619,937	$616,109	$612,028
Other Liabilities	0	0	0	0	0	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0	0	0	0	0	0
Total Liabilities	$747,924	$693,359	$666,808	$665,485	$663,605	$661,386	$658,724	$655,531	$651,951	$648,123	$644,042
Preferred Series A (Book)	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679	18,679
Preferred Series A-1	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155
Preferred Series B-1	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582
Preferred Series D	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330
Common Equity	$293,087	$275,042	$258,194	$241,090	$222,262	$202,497	$181,852	$160,365	$137,837	$114,848	$91,332
Total Equity	$393,833	$375,788	$358,940	$341,835	$323,008	$303,243	$282,597	$261,111	$238,582	$215,594	$192,078
Total Liabilities and Equity	$1,141,757	$1,069,148	$1,025,748	$1,007,320	$986,613	$964,629	$941,322	$916,642	$890,534	$863,717	$836,120
		0	0	0	0	0	0	0	0	0	0
		0	0	0	0	0	0	0	0	0	0

CASH FLOW STATEMENTS

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	Projected Fiscal Years Ending									
Funds From (Used by) Operating Activities:										
Net Income Available to Common	19,929	21,125	20,860	19,146	18,208	17,329	16,487	15,445	14,985	14,458
Depreciation	24,454	25,736	26,722	27,707	28,653	29,599	30,545	31,490	31,650	31,810
Amortization of :										
Goodwill	0	0	0	0	0	0	0	0	0	0
Capitalized Financing Costs	0	0	0	0	0	0	0	0	0	0
Subtotal	44,382	46,861	47,591	46,854	46,861	46,927	47,031	46,936	46,635	46,268
Change in Accounts Receivable	543	0	0	0	0	0	0	0	0	0
Change in Notes Receivable	2,197	1,947	2,206	2,499	2,832	3,208	3,635	4,118	4,666	5,287
Change in Prepaid Expenses	0	0	0	0	0	0	0	0	0	0
Change in Other Assets	5,578	0	0	0	0	0	0	0	0	0
Change in Accounts Payable	(523)	0	0	0	0	0	0	0	0	0
Change in Accrued Liabilities	0	0	0	0	0	0	0	0	0	0
Change in Taxes Payable	0	0	0	0	0	0	0	0	0	0
Change in Other Current Liabilities	0	0	0	0	0	0	0	0	0	0
Change in Working Capital	7,795	1,947	2,206	2,499	2,832	3,208	3,635	4,118	4,666	5,287
Cash Flow From Operations	52,177	48,808	49,797	49,353	49,693	50,136	50,666	51,054	51,302	51,555
Funds Used by Investing Activities:										
Capital Expenditures	17,918	10,500	10,500	9,500	9,500	9,500	9,500	9,500	9,500	9,500
Cash Available for Debt Repayment	34,259	38,308	39,297	39,853	40,193	40,636	41,166	41,554	41,802	42,055
Funds Used by (From) Financing Activities:										
Mandatory Debt/Preferred Stock Repayments:										
Kenya										
Mortgage Debt - Fixed Rate	8,341	29,811	47,296	10,784	19,083	10,727	12,186	532	5,151	18,674
Mortgage Debt - Floating Rate	2,050	10,151	5,386	191	204	218	262	124	3,141	0
REMIC	3	181,607	0	0	0	0	0	0	0	0
Salomon Mortgage	767	821	879	940	1,006	1,076	58,709	0	0	0
GMAC Credit Facility (A)	34	22,016	0	0	0	0	0	0	0	0
GMAC Credit Facility (B)	64	13,222	0	0	0	0	0	0	0	0
GMAC Credit Facility (C)	52	30,715	0	0	0	0	0	0	0	0
Revolvers	0	0	0	0	0	0	0	0	0	0
Preferred Series A-1	0	0	0	0	0	0	0	0	0	0
Preferred Series B-1	0	0	0	0	0	0	0	0	0	0
Preferred Series D	0	0	0	0	0	0	0	0	0	0
Congo										
Mortgage Debt - Fixed Rate	6,679	10,398	1,575	7,653	1,723	33,695	28,031	697	756	821
Mortgage Debt - Floating Rate	27,170	0	0	0	0	0	0	0	0	0
CDC	0	58,000	0	0	0	0	0	0	0	0
JV Debt	8,881	7,765	527	547	568	591	613	637	662	673
New Debt	0	0	0	0	0	0	0	0	0	0
Total Mandatory Debt Repayments	54,041	364,596	55,662	20,116	22,585	46,307	99,802	1,989	9,710	20,168
Optional Debt Repayment										
Existing Debt	0	0	0	0	0	0	0	0	0	0
Increase in Free Cash Before Dividends & New Debt	(19,782)	(326,288)	(16,365)	19,737	17,608	(5,671)	(58,636)	39,565	32,092	21,887
Dividends (Greater of current or 100% of Income)	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974	37,974
Increase in Free Cash Before New Debt	(57,756)	(364,262)	(54,339)	(18,237)	(20,365)	(43,645)	(96,609)	1,591	(5,882)	(16,087)
New Debt Drawdowns	0	338,045	54,339	18,237	20,365	43,645	96,609	0	5,882	16,087
New Debt Repayments	0	0	0	0	0	0	0	1,591	0	0
Increase in Free Cash	(57,756)	(26,217)	0	0	0	0	0	0	0	0

KENYA DEBT

Property	Maturity	Interest Rate	Principal Balance	Debt Constant	End of Period 2002	2003	2004	2015	2006	2007	2008	2009	2010	2011
Individual Mortgages														
Fixed Rate														
Campus Village	12/1/2002	8.00%	$2,385	$281	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Cary Plaza	2/1/2009	7.88%	1,109	196	1,000	882	756	619	471	312	140	0	0	0
Chesterbrook	3/1/2004	8.50%	3,768	308	3,691	3,607	0	0	0	0	0	0	0	0
Chesterbrook 2	3/1/2004	6.00%	3,722	307	3,641	3,556	0	0	0	0	0	0	0	0
Collaterized Mortgage Obligation	3/1/2007	8.84%	22,615	5,172	19,442	15,988	12,229	8,138	3,685	0	0	0	0	0
Collegeville	1/15/2006	7.72%	4,604	420	4,539	4,470	4,395	4,314	0	0	0	0	0	0
Coral Hills	12/19/2010	7.90%	5,299	464	5,253	5,204	5,150	5,093	5,031	4,964	4,892	4,814	0	0
County Line Plaza	8/1/2003	6.90%	4,804	435	4,796	0	0	0	0	0	0	0	0	0
Gilbertsville	9/15/2005	7.72%	2,519	253	2,460	2,397	2,329	0	0	0	0	0	0	0
Marlton Phase I	7/1/2008	6.85%	11,650	798	11,650	11,650	11,650	11,650	11,650	11,650	0	0	0	0
Marumsco-Jefferson Plaza	7/1/2004	9.38%	14,792	1,707	14,472	14,121	0	0	0	0	0	0	0	0
New Holland	9/15/2005	7.72%	900	90	879	857	833	0	0	0	0	0	0	0
North Penn	4/1/2005	10.28%	2,925	342	2,883	2,837	2,787	0	0	0	0	0	0	0
Northpark Center	1/1/2003	7.75%	4,451	427	4,369	0	0	0	0	0	0	0	0	0
Park Centre	4/1/2003	7.50%	4,091	432	3,966	0	0	0	0	0	0	0	0	0
Plymouth Plaza	3/1/2004	4.07%	2,229	182	2,138	2,042	0	0	0	0	0	0	0	0
Rio Grande	5/1/2003	7.20%	7,585	636	7,495	0	0	0	0	0	0	0	0	0
Newton Village	5/15/2004	3.53%	21,635	1,871	20,527	19,380	0	0	0	0	0	0	0	0
Village at Mableton	8/1/2006	9.22%	10,239	1,051	10,132	10,016	9,899	9,750	0	0	0	0	0	0
Village West (Chesterbrook)	8/1/2003	6.90%	3,200	221	3,200	0	0	0	0	0	0	0	0	0
Lakewood Funded in August	8/1/2011	7.45%	20,989	1,753	20,799	20,595	20,376	20,141	19,888	19,616	19,324	19,011	18,674	0
Village West II		6.95%	14,159	984	14,159	14,159	14,159	14,159	14,159	14,159	14,159	14,159	14,159	14,159
Whitemarsh	4/1/2007	8.68%	6,984	600	6,910	6,830	6,743	6,648	6,545	0	0	0	0	0
			$176,744	$19,102	$168,403	$138,592	$91,296	$80,511	$61,428	$50,701	$38,515	$37,983	$32,833	$14,159
Floating Rate														
Danville	9/1/2008	7.63%	$686	$127	$612	$532	$445	$353	$253	$145	$0	$0	$0	$0
East Main Center	1/1/2003	7.75%	2,334	329	2,186	0	0	0	0	0	0	0	0	0
Holcomb Bridge	12/1/2003	8.15%	6,189	637	6,057	0	0	0	0	0	0	0	0	0
Mt. Carmel	5/1/2004	8.00%	751	95	717	679	0	0	0	0	0	0	0	0
Musicland	8/1/2003	5.46%	0	0	0	0	0	0	0	0	0	0	0	0
Stein Mart - Park Centre	5/1/2002	7.50%	1,474	432	0	0	0	0	0	0	0	0	0	0
Stratford Square	11/30/2010	5.85%	3,959	315	3,876	3,788	3,695	3,596	3,492	3,382	3,265	3,141	0	0
Valley Forge Mall	1/1/2004	4.50%	4,560	221	4,544	4,527	0	0	0	0	0	0	0	0
Woodbourne	10/1/2003	8.00%	1,774	229	1,686	0	0	0	0	0	0	0	0	0
			$21,727	$2,384	$19,677	$9,526	$4,140	$3,949	$3,745	$3,527	$3,265	$3,141	$0	$0
Securitizations														
REMIC														
69th Street			$2,479											
A&P			1,061											
Culpeper			5,859											
Barn			9,164											
Bensalem			4,281											
Best			5,747											
Bethlehem			16,249											
Bristol (1/2)			6,497											
Bristol (1/2)			6,497											
Collegetown			5,487											
Cross County			20,283											
Fox Run			14,069											
Groton			12,174											
High Ridge			7,242											
Hillcrest, NJ			5,384											
MacArthur			2,308											
Manchester			2,522											
Milford			1,470											
North Ridge			2,917											
Orange			786											
Park Hills			9,602											
Park Plaza			3,932											
Pilgrim Gardens			4,058											
Port Washington			446											
Street			4,127											
Suburban			10,453											
Village			1,850											
Whitehall			15,176											
	6/1/2003	7.90%	$181,700	$14,467	$181,697	$0	$0	$0	$0	$0	$0	$0	$0	$0

KENYA DEBT (Continued)

Property	Maturity	Interest Rate	Principal Balance	Debt Constant	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
					End of Period									
Salomon Mortgage														
Douglasville			$14,775											
Meeting Square			2,368											
Pickaway			6,101											
Snellville			12,052											
Statler			6,195											
Summerville			2,245											
Tifton			8,477											
Vidalia			4,204											
Village Oaks			7,780											
	10/1/2008	7.00%	$64,198	$5,261	$63,431	$62,610	$61,731	$60,791	$59,785	$58,709	$0	$0	$0	$0
Credit Facilities (1)														
GMAC Credit Facility (A)														
Cherry Square			$5,100											
Lakewood			0											
Marlton Phase II			9,300											
Century Plaza			7,650											
	8/1/2003	4.57%	$22,050	$1,041	$22,016	$0	$0	$0	$0	$0	$0	$0	$0	$0
GMAC Credit Facility (B)														
Bainbridge			$5,140											
Harrodsburg			2,973											
Wampanoag			5,174											
	8/1/2003	4.77%	$13,286	$997	$13,222	$0	$0	$0	$0	$0	$0	$0	$0	$0
GMAC Credit Facility (C)														
Barn Theatre			$4,995											
Bradford Mall			2,935											
Lilac, NY (Circuit City)			5,197											
Franklin Center			5,821											
Magnolia Plaza			3,635											
Tower Plaza			2,325											
Marlton I CapEx			3,900											
Valley Fair			1,958											
	8/1/2003	5.07%	$30,767	$1,611	$30,715	$0	$0	$0	$0	$0	$0	$0	$0	$0
Credit Lines														
Chalfont & County Line (2)	6/30/2002	5.30%	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Livonia (2)	8/1/2003	5.30%	0	0	0	0	0	0	0	0	0	0	0	0
GMAC Availability (1) (2)														
			$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Stock														
Series A-1		6.25%	$11,155	$997	$11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155	11,155
Series B-1		9.75%	$29,582	2,884	$29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582	29,582
Series D		9.50%	$41,330	3,926	$41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330	41,330
			$82,067	$7,508	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067	$82,067
Unencumbered														
Parkway I														
Parkway II														
Towne Square														
Dickson City														
Century Village														
Scott Street														

(1) GMAC Credit Facility is $155 million with $18.5 million still available.
(2) Credit Line availability is $3.5 mm for Chalfont, $3.2 mm for Livonia and $18.5 mm for GMAC.

KENYA DEBT SCHEDULES

				2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
			Year:	1	2	3	4	5	6	7	8	9	10
Mortgage Debt - Fixed Rate													
Beginning Balance				$176,744.0	$168,402.7	$138,592.0	$91,295.7	$80,511.3	$61,428.3	$50,701.1	$38,515.1	$37,983.2	$32,832.6
Interest Expense		Avg Interest:		13,055.4	12,412.8	10,227.8	7,214.4	6,262.0	4,592.1	3,660.2	2,821.2	2,780.6	2,375.2
Mandatory Repayment				8,341.3	29,810.7	47,296.3	10,784.4	19,083.0	10,727.2	12,186.0	531.9	5,150.6	18,673.6
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$168,402.7	$138,592.0	$91,295.7	$80,511.3	$61,428.3	$50,701.1	$38,515.1	$37,983.2	$32,832.6	$14,159.0
			check	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Mortgage Debt - Floating Rate													
Beginning Balance				$21,727.0	$19,677.0	$9,526.2	$4,140.3	$3,949.1	$3,745.0	$3,527.2	$3,264.9	$3,141.2	$0.0
Interest Expense		Avg Interest:		1,488.8	1,333.0	520.1	250.0	237.1	223.4	208.8	190.9	183.6	0.0
Mandatory Repayment				2,050.0	10,150.8	5,385.9	191.2	204.1	217.8	262.3	123.7	3,141.2	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$19,677.0	$9,526.2	$4,140.3	$3,949.1	$3,745.0	$3,527.2	$3,264.9	$3,141.2	$0.0	$0.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)	(0.0)
REMIC													
Beginning Balance				$181,700.0	$181,696.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense		Avg Interest:		14,463.3	14,463.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment				3.5	181,696.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$181,696.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Salomon Mortgage													
Beginning Balance				$64,198.1	$63,430.7	$62,609.7	$61,731.1	$60,791.1	$59,785.2	$58,709.0	$0.0	$0.0	$0.0
Interest Expense		Avg Interest:		4,493.9	4,440.2	4,382.7	4,321.2	4,255.4	4,185.0	4,109.6	0.0	0.0	0.0
Mandatory Repayment				767.3	821.1	878.5	940.0	1,005.8	1,076.2	58,709.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$63,430.7	$62,609.7	$61,731.1	$60,791.1	$59,785.2	$58,709.0	$0.0	$0.0	$0.0	$0.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GMAC Credit Facility (A)													
Beginning Balance				$22,050.0	$22,016.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense		Avg Interest:		1,007.4	1,005.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment				33.6	22,016.4	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$22,016.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GMAC Credit Facility (B)													
Beginning Balance				$13,286.2	$13,222.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Cash Pay	Avg Interest:		633.7	630.7	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment				63.7	13,222.5	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$13,222.5	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
GMAC Credit Facility (C)													
Beginning Balance				$30,767.0	$30,715.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Cash Pay	Avg Interest:		1,559.3	1,556.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment				51.9	30,715.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$30,715.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

KENYA DEBT SCHEDULES (Continued)

				2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
			Year:	1	2	3	4	5	6	7	8	9	10
Revolvers													
Beginning Balance				$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Cash Pay	Avg Interest:		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
New Debt													
Beginning Balance				0	0	338,045	392,384	410,621	430,986	474,631	571,241	569,650	575,532
Interest Expense	Cash Pay	Interest Rate	7.25%	0	0	24,508	28,448	29,770	31,247	34,411	41,415	41,300	41,726
Addition				0	338,045	54,339	18,237	20,365	43,645	96,609	0	5,882	16,087
Repayment				0	0	0	0	0	0	0	1,591	0	0
Ending Balance				0	338,045	392,384	410,621	430,986	474,631	571,241	569,650	575,532	591,618
TOTAL ACQUIRER DEBT													
Beginning Balance				$510,472	$499,161	$548,733	$549,551	$555,872	$555,945	$587,569	$613,020	$610,774	$608,364
Interest Expense				$36,300	$35,842	$39,639	$40,233	$40,525	$40,247	$42,389	$44,427	$44,264	$44,101
Mandatory Repayment				$11,311	$626,478	$107,900	$30,153	$40,658	$55,666	$167,767	$656	$14,174	$34,760
Optional Repayment				$0	$0	$0	$0	$0	$0	$0	$1,591	$0	$0
Ending Balance				$499,161	$548,733	$549,551	$555,872	$555,945	$587,569	$613,020	$610,774	$608,364	$605,777
Preferred Series A-1													
Beginning Balance				$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0
Dividends	Cash Pay	Avg Interest:		697.2	697.2	697.2	697.2	697.2	697.2	697.2	697.2	697.2	697.2
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0	$11,155.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Preferred Series B-1													
Beginning Balance				$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9
Dividends	Cash Pay	Avg Interest:		2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2	2,884.2
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9	$29,581.9
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Preferred Series D													
Beginning Balance				$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0
Dividends	Cash Pay	Avg Interest:		3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4	3,926.4
Mandatory Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment				0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance				$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0	$41,330.0
			check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
SHORT-TERM INVESTMENTS - Notes Receivable													
Beginning Balance				$35,952	$34,233.6	$32,286.7	$30,080.8	$27,581.6	$24,749.9	$21,541.7	$17,906.7	$13,788.3	$9,122.1
Receipts				6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500
Interest Income		Interest Rate	13.3%	4,782	4,553	4,294	4,001	3,668	3,292	2,865	2,382	1,834	1,213
Repayment				1,718	1,947	2,206	2,499	2,832	3,208	3,635	4,118	4,666	5,287
Ending Balance				34,234	32,287	30,081	27,582	24,750	21,542	17,907	13,788	9,122	3,835
CASH & SHORT-TERM INVESTMENTS													
Beginning Cash Balance				$83,973	$26,217	$0	$0	$0	$0	$0	$0	$0	$0
Interest Income		Interest Rate	2.0%	1,679	524	0	0	0	0	0	0	0	0
Addition/Subtraction				(57,756)	(26,217)	0	0	0	0	0	0	0	0
Ending Cash Balance				26,217	0	0	0	0	0	0	0	0	0

CONGO DEBT

Property	Maturity	Interest Rate	Principal Balance	Debt Constant	End of Period 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Individual Mortgages														
Fixed Rate														
Bolling Creek	May-17	10.13%	$1,404	$176	$1,370	$1,333	$1,292	$1,247	$1,197	$1,142	$1,082	$1,015	$942	$861
Brookneal Commons	Jul-15	9.13%	996	129	958	917	872	823	770	712	648	579	503	421
Celebration at Six Forks	Dec-02	8.48%	5,227	639	0	0	0	0	0	0	0	0	0	0
Dukes Plaza	Jan-07	8.70%	3,905	413	3,833	3,753	3,667	3,574	3,472	0	0	0	0	0
Durham Festival	Nov-05	7.88%	6,356	592	6,266	6,168	6,062	0	0	0	0	0	0	0
Keysville Square	Jul-15	9.13%	1,367	176	1,316	1,259	1,198	1,131	1,057	977	890	795	691	578
Lake Point Center	Apr-08	7.39%	10,737	928	10,603	10,459	10,305	10,139	9,960	9,769	0	0	0	0
Lenoir Festival I	May-14	7.63%	3,185	332	3,096	3,001	2,898	2,787	2,668	2,540	2,402	2,254	2,094	1,922
Market Square	Nov-15	8.37%	2,039	258	1,952	1,857	1,755	1,643	1,523	1,392	1,251	1,098	932	752
Mobile Festival	Oct-08	9.22%	19,159	1,970	18,956	18,734	18,491	18,226	17,937	17,621	0	0	0	0
Square One Center	Dec-03	8.37%	9,052	866	8,944	0	0	0	0	0	0	0	0	0
Towne Square	Nov-07	7.37%	14,618	1,259	14,436	14,241	14,031	13,806	13,565	0	0	0	0	0
University Mall	Nov-07	7.37%	6,924	596	6,838	6,745	6,646	6,539	6,425	0	0	0	0	0
University Shoppes	Jul-17	8.38%	2,951	341	2,857	2,756	2,647	2,528	2,399	2,260	2,109	1,945	1,767	1,575
Waverly Place	Mar-07	8.55%	10,216	1,056	10,034	9,836	9,621	9,388	9,135	0	0	0	0	0
			$98,138	$9,729	$91,459	$81,060	$79,485	$71,832	$70,109	$36,414	$8,383	$7,686	$6,930	$6,109
Floating Rate														
Merchants Festival Centre	2/1/2002	4.00%	$10,000	$400	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Eastgate S/C	2/1/2002	4.75%	0	0	0	0	0	0	0	0	0	0	0	0
Millpond Village	12/1/2002	3.50%	17,170	601	0	0	0	0	0	0	0	0	0	0
			$27,170	$1,001	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Securitizations														
CDC														
Braves Village			$2,650											
Crossroads at Mandarin			3,250											
Eastgate Plaza			6,750											
Food Lion Plaza			700											
Gateway Plaza			5,500											
Grove Park S/C			3,550											
Hollywood Festival			4,900											
Lake Washington Crossing			6,100											
Lenoir Festival II			2,250											
Oakland Park Festival Centre			4,400											
Patriots Plaza			5,500											
Robertson Corners			2,500											
Stanton Square			4,400											
Tower Shopping Center			5,650											
	11/1/2003	7.20%	$58,000	$4,176	$58,000	$0	$0	$0	$0	$0	$0	$0	$0	$0
Joint Venture Debt														
Falls Pointe	1/1/2003	3.30%	7,258	245	7,258	0	0	0	0	0	0	0	0	0
Park Place	8/1/2002	3.65%	8,393	1140	0	0	0	0	0	0	0	0	0	0
Peak Plaza	3/1/2019	3.90%	4,074	501	3,732	3,376	3,007	2,623	2,225	1,810	1,380	933	468	0
University Plaza	6/1/2018	3.85%	1,882	218	1,736	1,584	1,427	1,264	1,094	918	735	544	347	142
			$21,607	$2,105	$12,726	$4,961	$4,434	$3,887	$3,318	$2,728	$2,114	$1,477	$815	$142
Unencumbered														
South Cobb														
		Total	$204,915											

CONGO DEBT SCHEDULES

			2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
		Year :	1	2	3	4	5	6	7	8	9	10
Mortgage Debt - Fixed Rate												
Beginning Balance			$98,137.5	$91,458.5	$81,060.1	$79,485.2	$71,832.0	$70,108.8	$36,413.7	$8,382.5	$7,686.0	$6,929.8
Interest Expense	Avg Interest:		8,081.6	7,518.3	6,649.5	6,519.3	5,909.6	5,766.4	3,116.2	714.8	655.1	590.4
Mandatory Repayment			6,679.0	10,398.4	1,574.9	7,653.2	1,723.2	33,695.1	28,031.1	696.5	756.2	821.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$91,458.5	$81,060.1	$79,485.2	$71,832.0	$70,108.8	$36,413.7	$8,382.5	$7,686.0	$6,929.8	$6,108.8
		check	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Mortgage Debt - Floating Rate												
Beginning Balance			$27,170.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest:		1,001.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment			27,170.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
CDC												
Beginning Balance			$58,000.0	$58,000.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest:		4,176.0	4,176.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Mandatory Repayment			0.0	58,000.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$58,000.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
JV Debt												
Beginning Balance			$21,607.0	$12,725.9	$4,960.9	$4,434.1	$3,886.9	$3,318.5	$2,727.9	$2,114.4	$1,477.1	$815.0
Interest Expense	Avg Interest:		783.0	457.7	192.7	172.2	151.0	128.9	105.9	82.1	57.3	31.6
Mandatory Repayment			8,881.1	7,765.0	526.7	547.2	568.5	590.6	613.5	637.3	662.1	673.1
Optional Repayment			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ending Balance			$12,725.9	$4,960.9	$4,434.1	$3,886.9	$3,318.5	$2,727.9	$2,114.4	$1,477.1	$815.0	$141.9
		check	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
New Debt												
Beginning Balance			$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Interest Expense	Avg Interest:											
Mandatory Repayment												
Optional Repayment												
Ending Balance												
TOTAL TARGET DEBT												
Beginning Balance			$204,915	$28,085	$10,970	$15,974	$8,929	$39,742	$32,873	$4,288	$3,048	$1,778
Interest Expense			$14,042	$12,152	$6,842	$6,692	$6,061	$5,895	$3,222	$797	$712	$622
Mandatory Repayment			$42,730	$76,163	$2,102	$8,200	$2,292	$34,286	$28,645	$1,334	$1,418	$1,494
Optional Repayment			$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Ending Balance			$12,726	$4,961	$4,434	$3,887	$3,318	$2,728	$2,114	$1,477	$815	$142
CASH BALANCE												
Beginning Cash Balance												
Interest Income												
Addition/Subtraction												
Ending Cash Balance												

BOOK DEPRECIATION SCHEDULE

SUMMARY OF CAPITAL EXPENDITURES:

	For the Fiscal Year Ending									
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
TI & LC Capex	5,500	5,500	5,500	5,500	5,500	5,500	5,500	5,500	5,500	5,500
Expansion Capex	12,418	5,000	5,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

7 Year Asset - TI & LC

Year	Allocation	For the Fiscal Year Ending 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
1	14.29%	0.0	785.7	785.7	785.7	785.7	785.7	785.7	785.7	0.0	0.0
2	14.29%		0.0	785.7	785.7	785.7	785.7	785.7	785.7	785.7	0.0
3	14.29%			0.0	785.7	785.7	785.7	785.7	785.7	785.7	785.7
4	14.29%				0.0	785.7	785.7	785.7	785.7	785.7	785.7
5	14.29%					0.0	785.7	785.7	785.7	785.7	785.7
6	14.29%						0.0	785.7	785.7	785.7	785.7
7	14.29%							0.0	785.7	785.7	785.7
8	0.00%								0.0	785.7	785.7
9	0.00%									0.0	785.7
10	0.00%										0.0
Total		$0.0	$785.7	$1,571.4	$2,357.1	$3,142.9	$3,928.6	$4,714.3	$5,500.0	$5,500.0	$5,500.0

25 Year Asset - Expansion

Year	Allocation	For the Fiscal Year Ending 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
1	4.00%	0.0	496.7	496.7	496.7	496.7	496.7	496.7	496.7	496.7	496.7
2	4.00%		0.0	200.0	200.0	200.0	200.0	200.0	200.0	200.0	200.0
3	4.00%			0.0	200.0	200.0	200.0	200.0	200.0	200.0	200.0
4	4.00%				0.0	160.0	160.0	160.0	160.0	160.0	160.0
5	4.00%					0.0	160.0	160.0	160.0	160.0	160.0
6	4.00%						0.0	160.0	160.0	160.0	160.0
7	4.00%							0.0	160.0	160.0	160.0
8	4.00%								0.0	160.0	160.0
9	4.00%									0.0	160.0
10	4.00%										0.0
Total		$0.0	$496.7	$696.7	$896.7	$1,056.7	$1,216.7	$1,376.7	$1,536.7	$1,696.7	$1,856.7

SUMMARY OF DEPRECIATION:

	For the Fiscal Year Ending December 31, 2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
TI & LC Capex Depreciation	0.0	785.7	1,571.4	2,357.1	3,142.9	3,928.6	4,714.3	5,500.0	5,500.0	5,500.0
Exp. Capex Depreciation	0.0	496.7	696.7	896.7	1,056.7	1,216.7	1,376.7	1,536.7	1,696.7	1,856.7
Total New CAPEX Depr.	$0	$1,282	$2,268	$3,254	$4,200	$5,145	$6,091	$7,037	$7,197	$7,357
Years 40.0 Runoff Depreciation	24,454	24,454	24,454	24,454	24,454	24,454	24,454	24,454	24,454	24,454
Total Depreciation	$24,454	$25,736	$26,722	$27,707	$28,653	$29,599	$30,545	$31,490	$31,650	$31,810

KENYA NOI - NO GROWTH

Property	Square Feet		2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
			End of Period									
Fixed Rate												
Campus Village	26,000	347,003	361,601	361,601	361,601	361,601	361,601	361,601	361,601	361,601	361,601	361,601
Cary Plaza	61,000	327,983	341,781	341,781	341,781	341,781	341,781	341,781	341,781	341,781	341,781	341,781
Chesterbrook	122,000	1,364,387	1,421,784	1,421,784	1,421,784	1,421,784	1,421,784	1,421,784	1,421,784	1,421,784	1,421,784	1,421,784
Chesterbrook 2												
Collaterized Mortgage Obligation												
Collegeville	111,000	797,209	830,829	830,829	830,829	830,829	830,829	830,829	830,829	830,829	830,829	830,829
Coral Hills	83,000	815,637	849,949	849,949	849,949	849,949	849,949	849,949	849,949	849,949	849,949	849,949
County Line Plaza	175,000	897,769	935,536	935,536	935,536	935,536	935,536	935,536	935,536	935,536	935,536	935,536
Gilbertsville	86,000	520,987	542,904	542,904	542,904	542,904	542,904	542,904	542,904	542,904	542,904	542,904
Marlton Phase I	147,000	1,157,425	1,206,116	1,206,116	1,206,116	1,206,116	1,206,116	1,206,116	1,206,116	1,206,116	1,206,116	1,206,116
Marumsco-Jefferson Plaza	323,000	1,505,201	1,568,522	1,568,522	1,568,522	1,568,522	1,568,522	1,568,522	1,568,522	1,568,522	1,568,522	1,568,522
New Holland	66,000	240,320	250,430	250,430	250,430	250,430	250,430	250,430	250,430	250,430	250,430	250,430
North Penn	58,000	580,715	605,145	605,145	605,145	605,145	605,145	605,145	605,145	605,145	605,145	605,145
Northpark Center	195,000	1,342,787	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275
Park Centre	227,000	710,567	740,459	740,459	740,459	740,459	740,459	740,459	740,459	740,459	740,459	740,459
Plymouth Plaza	30,000	538,092	560,728	560,728	560,728	560,728	560,728	560,728	560,728	560,728	560,728	560,728
Rio Grande	139,000	1,214,081	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155
Newton Village	177,000	3,264,816	3,402,160	3,402,160	3,402,160	3,402,160	3,402,160	3,402,160	3,402,160	3,402,160	3,402,160	3,402,160
Village at Mableton	239,000	1,465,140	1,526,776	1,526,776	1,526,776	1,526,776	1,526,776	1,526,776	1,526,776	1,526,776	1,526,776	1,526,776
Village West (Chesterbrook)	133,611	1,832,000	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069
Lakewood Funded in August	202,000	2,593,245	2,702,338	2,702,338	2,702,338	2,702,338	2,702,338	2,702,338	2,702,338	2,702,338	2,702,338	2,702,338
Village West II												
Whitemarsh	68,000	1,079,273	1,124,676	1,124,676	1,124,676	1,124,676	1,124,676	1,124,676	1,124,676	1,124,676	1,124,676	1,124,676
Floating Rate												
Danville	24,000	198,759	207,120	207,120	207,120	207,120	207,120	207,120	207,120	207,120	207,120	207,120
East Main Center	191,000	826,120	860,873	860,873	860,873	860,873	860,873	860,873	860,873	860,873	860,873	860,873
Holcomb Bridge	105,000	693,203	722,365	722,365	722,365	722,365	722,365	722,365	722,365	722,365	722,365	722,365
Mt. Carmel	15,000	216,413	225,517	225,517	225,517	225,517	225,517	225,517	225,517	225,517	225,517	225,517
Musicland	80,000	462,833	482,303	482,303	482,303	482,303	482,303	482,303	482,303	482,303	482,303	482,303
Stein Mart - Tenant in Park Centre		260,000	270,938	270,938	270,938	270,938	270,938	270,938	270,938	270,938	270,938	270,938
Stratford Square	160,000	1,133,607	1,181,296	1,181,296	1,181,296	1,181,296	1,181,296	1,181,296	1,181,296	1,181,296	1,181,296	1,181,296
Valley Forge Mall	174,000	237,448	247,437	247,437	247,437	247,437	247,437	247,437	247,437	247,437	247,437	247,437
Woodbourne	30,000	467,877	487,560	487,560	487,560	487,560	487,560	487,560	487,560	487,560	487,560	487,560
REMIC												
69th Street	43,000	492,135	512,838	512,838	512,838	512,838	512,838	512,838	512,838	512,838	512,838	512,838
A&P	25,000	167,051	174,079	174,079	174,079	174,079	174,079	174,079	174,079	174,079	174,079	174,079
Culpeper	133,000	737,485	768,510	768,510	768,510	768,510	768,510	768,510	768,510	768,510	768,510	768,510
Barn	213,000	1,542,873	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779
Bensalem	73,000	754,132	785,857	785,857	785,857	785,857	785,857	785,857	785,857	785,857	785,857	785,857
Valley Fair												
Bethlehem	387,000	2,919,120	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922
Bristol (1/2)	276,000	1,611,075	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850
Bristol (1/2)												
Collegetown	250,000	1,282,989	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962
Cross County	264,000	3,245,083	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597
Fox Run	293,000	2,464,333	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003
Groton	195,000	1,892,053	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648
High Ridge	89,000	1,119,177	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259
Hillcrest, NJ	221,000	724,268	754,737	754,737	754,737	754,737	754,737	754,737	754,737	754,737	754,737	754,737
MacArthur	51,000	133,587	139,207	139,207	139,207	139,207	139,207	139,207	139,207	139,207	139,207	139,207
Manchester	183,000	481,520	501,777	501,777	501,777	501,777	501,777	501,777	501,777	501,777	501,777	501,777
Milford	25,000	301,975	314,679	314,679	314,679	314,679	314,679	314,679	314,679	314,679	314,679	314,679
North Ridge	42,000	783,513	816,474	816,474	816,474	816,474	816,474	816,474	816,474	816,474	816,474	816,474
Orange	27,000	(29,040)	(30,282)	(30,282)	(30,282)	(30,282)	(30,282)	(30,282)	(30,282)	(30,282)	(30,282)	(30,282)
Park Hills	280,000	1,865,077	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537
Park Plaza	46,000	458,533	477,823	477,823	477,823	477,823	477,823	477,823	477,823	477,823	477,823	477,823
Pilgrim Gardens	83,000	833,259	868,313	868,313	868,313	868,313	868,313	868,313	868,313	868,313	868,313	868,313
Port Washington	20,000	80,297	83,675	83,675	83,675	83,675	83,675	83,675	83,675	83,675	83,675	83,675
Street	68,000	751,196	782,797	782,797	782,797	782,797	782,797	782,797	782,797	782,797	782,797	782,797
Suburban	245,000	1,601,281	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644
Village Square	17,000	326,172	339,893	339,893	339,893	339,893	339,893	339,893	339,893	339,893	339,893	339,893
Whitehall	298,000	2,431,443	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729

KENYA NOI - NO GROWTH (Continued)

Property			End of Period 2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Salomon Mortgage												
Douglasville	268,000	1,055,469	1,099,871	1,099,871	1,099,871	1,099,871	1,099,871	1,099,871	1,099,871	1,099,871	1,099,871	1,099,871
Meeting Square	93,000	406,649	423,756	423,756	423,756	423,756	423,756	423,756	423,756	423,756	423,756	423,756
Pickaway	127,000	617,135	643,097	643,097	643,097	643,097	643,097	643,097	643,097	643,097	643,097	643,097
Snellville	221,000	1,268,833	1,322,210	1,322,210	1,322,210	1,322,210	1,322,210	1,322,210	1,322,210	1,322,210	1,322,210	1,322,210
Statler	167,000	803,797	837,611	837,611	837,611	837,611	837,611	837,611	837,611	837,611	837,611	837,611
Summerville	68,000	275,355	286,939	286,939	286,939	286,939	286,939	286,939	286,939	286,939	286,939	286,939
Tifton	187,000	1,138,089	1,185,966	1,185,966	1,185,966	1,185,966	1,185,966	1,185,966	1,185,966	1,185,966	1,185,966	1,185,966
Vidalia	94,000	467,768	487,446	487,446	487,446	487,446	487,446	487,446	487,446	487,446	487,446	487,446
Village Oaks	172,000	951,592	991,624	991,624	991,624	991,624	991,624	991,624	991,624	991,624	991,624	991,624
GMAC Credit Facility (A)												
Cherry Square	75,000	672,444	700,732	700,732	700,732	700,732	700,732	700,732	700,732	700,732	700,732	700,732
Lakewood												
Marlton Phase II	154,000	929,859	968,976	968,976	968,976	968,976	968,976	968,976	968,976	968,976	968,976	968,976
Century Plaza	85,000	1,190,836	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932
GMAC Credit Facility (B)												
Bainbridge	144,000	746,769	778,184	778,184	778,184	778,184	778,184	778,184	778,184	778,184	778,184	778,184
Harrisburg	60,000	439,694	458,191	458,191	458,191	458,191	458,191	458,191	458,191	458,191	458,191	458,191
Wampanoag	242,000	809,559	843,616	843,616	843,616	843,616	843,616	843,616	843,616	843,616	843,616	843,616
GMAC Credit Facility (C)												
Barn Theatre												
Bradford Mall	208,000	469,863	489,629	489,629	489,629	489,629	489,629	489,629	489,629	489,629	489,629	489,629
Lilac, NY (Circuit City)		1,000,000	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068
Franklin Center	175,000	771,340	803,789	803,789	803,789	803,789	803,789	803,789	803,789	803,789	803,789	803,789
Magnolia Plaza	105,000	522,849	544,844	544,844	544,844	544,844	544,844	544,844	544,844	544,844	544,844	544,844
Tower Plaza	88,000	423,416	441,228	441,228	441,228	441,228	441,228	441,228	441,228	441,228	441,228	441,228
Marlton I CapEx												
Valley Fair	115,000	978,211	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362
Credit Lines												
Chalfont & County Line	46,000	372,008	387,658	387,658	387,658	387,658	387,658	387,658	387,658	387,658	387,658	387,658
Musicaland												
GMAC Availability												
Preferred Stock												
Series A-1												
Series B-1												
Series D												
Unencumbered												
Parkway I	73,000	399,119	415,909	415,909	415,909	415,909	415,909	415,909	415,909	415,909	415,909	415,909
Parkway II	91,000	(133,661)	(139,284)	(139,284)	(139,284)	(139,284)	(139,284)	(139,284)	(139,284)	(139,284)	(139,284)	(139,284)
Towne Square	116,000	32,023	33,370	33,370	33,370	33,370	33,370	33,370	33,370	33,370	33,370	33,370
Dickson City	47,000	380,540	396,549	396,549	396,549	396,549	396,549	396,549	396,549	396,549	396,549	396,549
Century Village	25,000	319,648	333,095	333,095	333,095	333,095	333,095	333,095	333,095	333,095	333,095	333,095
Scott Street	8,000	71,623	74,636	74,636	74,636	74,636	74,636	74,636	74,636	74,636	74,636	74,636
TOTAL NOI	10,628,611 sf	73,442,371	76,531,949	76,531,949	76,531,949	76,531,949	76,531,949	76,531,949	76,531,949	76,531,949	76,531,949	76,531,949
		Difference	0	0	0	0	0	0	0	0	0	0

KENYA UNENCUMBERED NOI FOR NEW DEBT

Property	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	End of Period									
Fixed Rate										
Campus Village	361,601	361,601	361,601	361,601	361,601	361,601	361,601	361,601	361,601	361,601
Cary Plaza	0	0	0	0	0	0	0	341,781	341,781	341,781
Chesterbrook	0	0	1,421,784	1,421,784	1,421,784	1,421,784	1,421,784	1,421,784	1,421,784	1,421,784
Chesterbrook 2	0	0	0	0	0	0	0	0	0	0
Collaterized Mortgage Obligation	0	0	0	0	0	0	0	0	0	0
Collegeville	0	0	0	0	830,829	830,829	830,829	830,829	830,829	830,829
Coral Hills	0	0	0	0	0	0	0	0	849,949	849,949
County Line Plaza	0	935,536	935,536	935,536	935,536	935,536	935,536	935,536	935,536	935,536
Gilbertsville	0	0	0	542,904	542,904	542,904	542,904	542,904	542,904	542,904
Marlton Phase I	0	0	0	0	0	0	1,206,116	1,206,116	1,206,116	1,206,116
Marumsco-Jefferson Plaza	0	0	1,568,522	1,568,522	1,568,522	1,568,522	1,568,522	1,568,522	1,568,522	1,568,522
New Holland	0	0	0	250,430	250,430	250,430	250,430	250,430	250,430	250,430
North Penn	0	0	0	605,145	605,145	605,145	605,145	605,145	605,145	605,145
Northpark Center	0	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275	1,399,275
Park Centre	0	740,459	740,459	740,459	740,459	740,459	740,459	740,459	740,459	740,459
Plymouth Plaza	0	0	560,728	560,728	560,728	560,728	560,728	560,728	560,728	560,728
Rio Grande	0	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155	1,265,155
Newton Village	0	0	3,402,160	3,402,160	3,402,160	3,402,160	3,402,160	3,402,160	3,402,160	3,402,160
Village at Mableton	0	0	0	0	1,526,776	1,526,776	1,526,776	1,526,776	1,526,776	1,526,776
Village West (Chesterbrook)	0	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069	1,909,069
Lakewood Funded in August	0	0	0	0	0	0	0	0	0	2,702,338
Village West II	0	0	0	0	0	0	0	0	0	0
Whitemarsh	0	0	0	0	0	1,124,676	1,124,676	1,124,676	1,124,676	1,124,676
Floating Rate										
Danville	0	0	0	0	0	0	207,120	207,120	207,120	207,120
East Main Center	0	860,873	860,873	860,873	860,873	860,873	860,873	860,873	860,873	860,873
Holcomb Bridge	0	722,365	722,365	722,365	722,365	722,365	722,365	722,365	722,365	722,365
Mt. Carmel	0	0	225,517	225,517	225,517	225,517	225,517	225,517	225,517	225,517
Musicland	482,303	482,303	482,303	482,303	482,303	482,303	482,303	482,303	482,303	482,303
Stein Mart - Tenant in Park Centre	270,938	270,938	270,938	270,938	270,938	270,938	270,938	270,938	270,938	270,938
Stratford Square	0	0	0	0	0	0	0	0	1,181,296	1,181,296
Valley Forge Mall	0	0	247,437	247,437	247,437	247,437	247,437	247,437	247,437	247,437
Woodbourne	0	487,560	487,560	487,560	487,560	487,560	487,560	487,560	487,560	487,560
REMIC										
69th Street	0	512,838	512,838	512,838	512,838	512,838	512,838	512,838	512,838	512,838
A&P	0	174,079	174,079	174,079	174,079	174,079	174,079	174,079	174,079	174,079
Culpeper	0	768,510	768,510	768,510	768,510	768,510	768,510	768,510	768,510	768,510
Barn	0	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779	1,607,779
Bensalem	0	785,857	785,857	785,857	785,857	785,857	785,857	785,857	785,857	785,857
Valley Fair	0	0	0	0	0	0	0	0	0	0
Bethlehem	0	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922	3,041,922
Bristol (1/2)	0	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850	1,678,850
Bristol (1/2)	0	0	0	0	0	0	0	0	0	0
Collegetown	0	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962	1,336,962
Cross County	0	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597	3,381,597
Fox Run	0	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003	2,568,003
Groton	0	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648	1,971,648
High Ridge	0	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259	1,166,259
Hillcrest, NJ	0	754,737	754,737	754,737	754,737	754,737	754,737	754,737	754,737	754,737
MacArthur	0	139,207	139,207	139,207	139,207	139,207	139,207	139,207	139,207	139,207
Manchester	0	501,777	501,777	501,777	501,777	501,777	501,777	501,777	501,777	501,777
Milford	0	314,679	314,679	314,679	314,679	314,679	314,679	314,679	314,679	314,679
North Ridge	0	816,474	816,474	816,474	816,474	816,474	816,474	816,474	816,474	816,474
Orange	0	-30,282	-30,282	-30,282	-30,282	-30,282	-30,282	-30,282	-30,282	-30,282
Park Hills	0	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537	1,943,537
Park Plaza	0	477,823	477,823	477,823	477,823	477,823	477,823	477,823	477,823	477,823
Pilgrim Gardens	0	868,313	868,313	868,313	868,313	868,313	868,313	868,313	868,313	868,313
Port Washington	0	83,675	83,675	83,675	83,675	83,675	83,675	83,675	83,675	83,675
Street	0	782,797	782,797	782,797	782,797	782,797	782,797	782,797	782,797	782,797
Suburban	0	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644	1,668,644
Village Square	0	339,893	339,893	339,893	339,893	339,893	339,893	339,893	339,893	339,893
Whitehall	0	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729	2,533,729

KENYA UNENCUMBERED NOI FOR NEW DEBT (Continued)

Property	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	End of Period									
Salomon Mortgage										
Douglasville	0	0	0	0	0	0	1,099,871	1,099,871	1,099,871	1,099,871
Meeting Square	0	0	0	0	0	0	423,756	423,756	423,756	423,756
Pickaway	0	0	0	0	0	0	643,097	643,097	643,097	643,097
Snellville	0	0	0	0	0	0	1,322,210	1,322,210	1,322,210	1,322,210
Statler	0	0	0	0	0	0	837,611	837,611	837,611	837,611
Summerville	0	0	0	0	0	0	286,939	286,939	286,939	286,939
Tifton	0	0	0	0	0	0	1,185,966	1,185,966	1,185,966	1,185,966
Vidalia	0	0	0	0	0	0	487,446	487,446	487,446	487,446
Village Oaks	0	0	0	0	0	0	991,624	991,624	991,624	991,624
GMAC Credit Facility (A)										
Cherry Square	0	700,732	700,732	700,732	700,732	700,732	700,732	700,732	700,732	700,732
Lakewood	0	0	0	0	0	0	0	0	0	0
Marlton Phase II	0	968,976	968,976	968,976	968,976	968,976	968,976	968,976	968,976	968,976
Century Plaza	0	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932	1,240,932
GMAC Credit Facility (B)										
Bainbridge	0	778,184	778,184	778,184	778,184	778,184	778,184	778,184	778,184	778,184
Harrodsburg	0	458,191	458,191	458,191	458,191	458,191	458,191	458,191	458,191	458,191
Wampanoag	0	843,616	843,616	843,616	843,616	843,616	843,616	843,616	843,616	843,616
GMAC Credit Facility (C)										
Barn Theatre	0	0	0	0	0	0	0	0	0	0
Bradford Mall	0	489,629	489,629	489,629	489,629	489,629	489,629	489,629	489,629	489,629
Lilac, NY (Circuit City)	0	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068	1,042,068
Franklin Center	0	803,789	803,789	803,789	803,789	803,789	803,789	803,789	803,789	803,789
Magnolia Plaza	0	544,844	544,844	544,844	544,844	544,844	544,844	544,844	544,844	544,844
Tower Plaza	0	441,228	441,228	441,228	441,228	441,228	441,228	441,228	441,228	441,228
Marlton I CapEx	0	0	0	0	0	0	0	0	0	0
Valley Fair	0	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362	1,019,362
Credit Lines										
Chalfont & County Line	387,658	387,658	387,658	387,658	387,658	387,658	387,658	387,658	387,658	387,658
Livonia	0	0	0	0	0	0	0	0	0	0
GMAC Availability	0	0	0	0	0	0	0	0	0	0
Preferred Stock										
Series A-1										
Series B-1										
Series D										
Unencumbered										
Parkway I	415,909	415,909	415,909	415,909	415,909	415,909	415,909	415,909	415,909	415,909
Parkway II	-139,284	-139,284	-139,284	-139,284	-139,284	-139,284	-139,284	-139,284	-139,284	-139,284
Towne Square	33,370	33,370	33,370	33,370	33,370	33,370	33,370	33,370	33,370	33,370
Dickson City	396,549	396,549	396,549	396,549	396,549	396,549	396,549	396,549	396,549	396,549
Century Village	333,095	333,095	333,095	333,095	333,095	333,095	333,095	333,095	333,095	333,095
Scott Street	74,636	74,635	74,636	74,636	74,636	74,636	74,636	74,636	74,636	74,636
TOTAL UNENCUMBERED NOI FOR NEW DEBT	2,616,775	50,457,922	57,884,071	59,282,550	61,640,155	62,764,830	71,456,586	71,798,366	73,829,611	76,531,949

CONGO NOI - NO GROWTH

Property	Square Feet		Refinecast	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
								End of Period					
			Refinecast					Original Projections					Equal 2010
Fixed Rate													
Bolling Creek	41,090	sf	$201,284	212,928	212,928	212,928	212,928	212,928	212,928	212,928	212,928	212,928	212,928
Brookneal Commons	28,160		151,712	160,488	160,488	160,488	160,488	160,488	160,488	160,488	160,488	160,488	160,488
Celebration at Six Forks	125,937		1,034,721	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576
Dukes Plaza	139,956		654,125	691,964	691,964	691,964	691,964	691,964	691,964	691,964	691,964	691,964	691,964
Durham Festival	131,825		949,114	1,004,017	1,004,017	1,004,017	1,004,017	1,004,017	1,004,017	1,004,017	1,004,017	1,004,017	1,004,017
Keysville Square	40,227		212,885	225,200	225,200	225,200	225,200	225,200	225,200	225,200	225,200	225,200	225,200
Lake Point Center	119,570		1,052,912	1,113,819	1,113,819	1,113,819	1,113,819	1,113,819	1,113,819	1,113,819	1,113,819	1,113,819	1,113,819
Lenoir Festival I	144,239		762,352	806,451	806,451	806,451	806,451	806,451	806,451	806,451	806,451	806,451	806,451
Market Square	55,900		282,297	298,627	298,627	298,627	298,627	298,627	298,627	298,627	298,627	298,627	298,627
Mobile Festival	525,505		2,582,497	2,731,885	2,731,885	2,731,885	2,731,885	2,731,885	2,731,885	2,731,885	2,731,885	2,731,885	2,731,885
Square One Center	197,731		1,386,719	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935
Towne Square	301,561		1,846,021	1,952,806	1,952,806	1,952,806	1,952,806	1,952,806	1,952,806	1,952,806	1,952,806	1,952,806	1,952,806
University Mall	167,461		1,124,136	1,189,163	1,189,163	1,189,163	1,189,163	1,189,163	1,189,163	1,189,163	1,189,163	1,189,163	1,189,163
University Shoppes	54,124		439,842	465,285	465,285	465,285	465,285	465,285	465,285	465,285	465,285	465,285	465,285
Waverly Place	181,380		1,108,770	1,172,908	1,172,908	1,172,908	1,172,908	1,172,908	1,172,908	1,172,908	1,172,908	1,172,908	1,172,908
Floating Rate													
Merchants Festival Centre	151,820		1,786,305	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059
Eastgate S/C	52,575		441,277	466,803	466,803	466,803	466,803	466,803	466,803	466,803	466,803	466,803	466,803
Millpond Village	206,051		1,589,711	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670
Securitizations													
CDC													
Braves Village	59,762		377,683	399,531	399,531	399,531	399,531	399,531	399,531	399,531	399,531	399,531	399,531
Crossroads at Mandarin	72,136		452,749	478,939	478,939	478,939	478,939	478,939	478,939	478,939	478,939	478,939	478,939
Eastgate Plaza	181,910		1,078,850	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257
Food Lion Plaza	50,280		181,453	191,981	191,981	191,981	191,981	191,981	191,981	191,981	191,981	191,981	191,981
Gateway Plaza	167,207		1,073,377	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468
Grove Park S/C	106,617		563,048	595,618	595,618	595,618	595,618	595,618	595,618	595,618	595,618	595,618	595,618
Hollywood Festival	135,056		618,385	654,156	654,156	654,156	654,156	654,156	654,156	654,156	654,156	654,156	654,156
Lake Washington Crossing	119,208		829,734	877,731	877,731	877,731	877,731	877,731	877,731	877,731	877,731	877,731	877,731
Lenoir Festival II													
Oakland Park Festival Centre	132,226		683,910	723,472	723,472	723,472	723,472	723,472	723,472	723,472	723,472	723,472	723,472
Patriots Plaza	115,632		859,873	909,613	909,613	909,613	909,613	909,613	909,613	909,613	909,613	909,613	909,613
Robertson Corners	47,640		373,612	395,224	395,224	395,224	395,224	395,224	395,224	395,224	395,224	395,224	395,224
Stanton Square	125,094		597,577	632,145	632,145	632,145	632,145	632,145	632,145	632,145	632,145	632,145	632,145
Tower Shopping Center	153,077		759,200	803,117	803,117	803,117	803,117	803,117	803,117	803,117	803,117	803,117	803,117
Joint Venture Debt													
Falls Pointe	98,132		154,635	163,580	163,580	163,580	163,580	163,580	163,580	163,580	163,580	163,580	163,580
Park Place	139,811		1,076,426	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693
Peak Plaza	67,402		522,291	552,504	552,504	552,504	552,504	552,504	552,504	552,504	552,504	552,504	552,504
University Plaza	38,600		245,311	259,501	259,501	259,501	259,501	259,501	259,501	259,501	259,501	259,501	259,501
Unencumbered													
South Cobb	77,961		107,208	113,410	113,410	113,410	113,410	113,410	113,410	113,410	113,410	113,410	113,410
TOTAL NOI	4,552,873	sf	28,162,432	29,791,521	29,791,521	29,791,521	29,791,521	29,791,521	29,791,521	29,791,521	29,791,521	29,791,521	29,791,521
		Difference	0	0	0	0	0	0	0	0	0	0	0
		Millpond O	1,004,502	1,162,426	1,406,835	1,408,719	1,410,649	1,415,227	1,411,007	1,528,368	1,540,184	1,542,277	
		Millpond R	585,209	1,319,780	1,741,298	1,764,043	1,787,186	1,748,727	1,827,120	1,860,895	1,883,945	1,907,473	

CONGO UNENCUMBERED NOI FOR NEW DEBT

Property	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	End of Period									
	Reforecast				Original Projections					Equal 2010
Fixed Rate										
Bolling Creek	0	0	0	0	0	0	0	0	0	0
Brookneal Commons	0	0	0	0	0	0	0	0	0	0
Celebration at Six Forks	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576	1,094,576
Dukes Plaza	0	0	0	0	0	691,964	691,964	691,964	691,964	691,964
Durham Festival	0	0	0	1,004,017	1,004,017	1,004,017	1,004,017	1,004,017	1,004,017	1,004,017
Keysville Square	0	0	0	0	0	0	0	0	0	0
Lake Point Center	0	0	0	0	0	0	1,113,819	1,113,819	1,113,819	1,113,819
Lenoir Festival I	0	0	0	0	0	0	0	0	0	0
Market Square	0	0	0	0	0	0	0	0	0	0
Mobile Festival	0	0	0	0	0	0	2,731,885	2,731,885	2,731,885	2,731,885
Square One Center	0	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935	1,466,935
Towne Square	0	0	0	0	0	1,952,806	1,952,806	1,952,806	1,952,806	1,952,806
University Mall	0	0	0	0	0	1,189,163	1,189,163	1,189,163	1,189,163	1,189,163
University Shoppes	0	0	0	0	0	0	0	0	0	0
Waverly Place	0	0	0	0	0	1,172,908	1,172,908	1,172,908	1,172,908	1,172,908
Floating Rate										
Merchants Festival Centre	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059	1,890,059
Eastgate S/C	466,803	466,803	466,803	466,803	466,803	466,803	466,803	466,803	466,803	466,803
Millpond Village	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670	1,681,670
Securitizations										
CDC										
Braves Village	0	399,531	399,531	399,531	399,531	399,531	399,531	399,531	399,531	399,531
Crossroads at Mandarin	0	478,939	478,939	478,939	478,939	478,939	478,939	478,939	478,939	478,939
Eastgate Plaza	0	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257	1,141,257
Food Lion Plaza	0	191,981	191,981	191,981	191,981	191,981	191,981	191,981	191,981	191,981
Gateway Plaza	0	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468	1,135,468
Grove Park S/C	0	595,618	595,618	595,618	595,618	595,618	595,618	595,618	595,618	595,618
Hollywood Festival	0	654,156	654,156	654,156	654,156	654,156	654,156	654,156	654,156	654,156
Lake Washington Crossing	0	877,731	877,731	877,731	877,731	877,731	877,731	877,731	877,731	877,731
Lenoir Festival II	0	0	0	0	0	0	0	0	0	0
Oakland Park Festival Centre	0	723,472	723,472	723,472	723,472	723,472	723,472	723,472	723,472	723,472
Patriots Plaza	0	909,613	909,613	909,613	909,613	909,613	909,613	909,613	909,613	909,613
Robertson Corners	0	395,224	395,224	395,224	395,224	395,224	395,224	395,224	395,224	395,224
Stanton Square	0	632,145	632,145	632,145	632,145	632,145	632,145	632,145	632,145	632,145
Tower Shopping Center	0	803,117	803,117	803,117	803,117	803,117	803,117	803,117	803,117	803,117
Joint Venture Debt										
Falls Pointe	0	163,580	163,580	163,580	163,580	163,580	163,580	163,580	163,580	163,580
Park Place	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693	1,138,693
Peak Plaza	0	0	0	0	0	0	0	0	0	552,504
University Plaza	0	0	0	0	0	0	0	0	0	0
Unencumbered										
South Cobb	113,410	113,410	113,410	113,410	113,410	113,410	113,410	113,410	113,410	113,410
TOTAL UNENCUMBERED NOI FOR NEW DEBT	6,385,210	16,953,977	16,953,977	17,957,994	17,957,994	22,964,834	26,810,538	26,810,538	26,810,538	27,363,042

NEW DEBT UNDERWRITING

			End of Period									
			2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Total New Debt Required (Accumulated)			$0	$338,045	$392,384	$410,621	$430,986	$474,631	$571,241	$560,650	$575,532	$591,618
Unencumbered NOI for Additional New Debt (Accumulated)			9,002	67,412	74,838	77,241	79,598	85,730	98,267	98,609	100,640	103,895
less: Vacancy Reserve	5.0%	of Revenues		5,186	5,757	5,942	6,123	6,595	7,559	7,585	7,742	7,992
less: Management Fee	4.0%	of Revenues		4,148	4,605	4,753	4,898	5,276	6,047	6,068	6,193	6,394
less: TI & LC (In line space)	$1.00	per Square Foot (in-line space)		4,801	5,221	5,392	5,567	5,996	7,103	7,133	7,255	7,390
less: Recurring Capex	$0.16	per Square Foot		1,536	1,671	1,725	1,781	1,919	2,273	2,283	2,322	2,365
Stressed Net Cash Flow for Underwriting				51,741	57,584	59,428	61,228	65,944	75,285	75,539	77,129	79,755
Stressed Value	10.5%	Cap Rate		492,771	548,417	565,982	583,126	628,040	717,001	719,422	734,561	759,574
Loan Sizing (Accumulated)	90%	Stressed Loan Sizing		443,494	493,576	509,383	524,813	565,236	645,301	647,480	661,105	683,617
Total New Debt Required (Accumulated)				$338,045	$392,384	$410,621	$430,986	$474,631	$571,241	$560,650	$575,532	$591,618
Coverage for New Debt				131%	126%	124%	122%	119%	113%	114%	115%	116%

General Information	
Project Name:	Project Congo
Type of Transaction (i.e. Leveraged Buyout, Financing):	Merger
Model Prepared by:	David Moritz
Telephone Extension:	8086
Sponsor:	Sponsor
First Projected Year (Range Name = "Year"):	2002
Company's Fiscal Year End (Range Name = "FYE")	December 31
Expected Closing Date:	12/31/2001
No. of Mos. for Stub. Period (Less Than 12 is a Stub)	12
Exit Multiple (of EBITDA):	8.00
Multiple (of FFO)	9.00
Exit Multiple Step Increments (for Variance Analysis):	0.50
Equity Step Increments (for Variance Analysis)	0.025
Purchase or Pooling (1 or 0)	0.000
Year to amortize cap finance costs	7.000
Step Increments for Promote	0.000
Prime	4.8%
LIBOR	2.0%
Operating Case Number	1
Percent of Financing Costs Tax Deductible:	100.0%

Special Capex (Not Incl. in Ratios)	0	1	2	3	4	5	6	7	8	9
Annual Expenditure	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Depreciable Life (in years)	3	3	5	5	7	7	7	10	10	15

Look-up Tables - Operating Assumptions

Acquirer NOI

Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	4.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Case 2	BASE CASE	2	4.2%	7.3%	5.1%	2.0%	1.3%	0.3%	0.2%	0.9%	1.7%	2.3%
Case 3	2% GROWTH	3	4.2%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	NO GROWTH	1	4.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Target NOI

Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	5.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Case 2	BASE CASE	2	5.8%	15.8%	0.6%	1.0%	0.5%	1.2%	1.7%	1.0%	1.0%	0.0%
Case 3	2% GROWTH	3	5.8%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	NO GROWTH	1	5.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

G&A (% of NOI)

Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Case 2	BASE CASE	2	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Case 3	2% GROWTH	3	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	NO GROWTH	1	9.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%	8.5%

Expansion/Repair Capex - Acquirer			Expansion/Repair Capex - Acquirer									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	10,418	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Case 2	BASE CASE	2	10,418	26,787	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Case 3	2% GROWTH	3	10,418	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	NO GROWTH	1	10,418	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000	3,000

Expansion/Repair Capex - Target			Expansion/Repair Capex - Target									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	2,000	2,000	2,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
Case 2	BASE CASE	2	4,150	3,214	2,181	1,325	730	751	1,000	1,000	1,000	1,000
Case 3	2% GROWTH	3	4,150	3,214	2,181	1,325	730	751	1,000	1,000	1,000	1,000
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	NO GROWTH	1	2,000	2,000	2,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000

TI & LC Acquirer			TI & LC Acquirer									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500
Case 2	BASE CASE	2	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000	6,000
Case 3	2% GROWTH	3	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	NO GROWTH	1	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500	3,500

TI & LC Target			TI & LC Target									
Case Name	Case Description	Case Number	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Case 1	NO GROWTH	1	2,000	2,000	2,000	2,000	2,000	2,000	2,100	2,000	2,000	2,000
Case 2	BASE CASE	2	3,864	4,787	2,946	3,054	3,145	3,240	2,100	2,000	2,000	2,000
Case 3	2% GROWTH	3	3,864	4,787	2,946	3,054	3,145	3,240	2,100	2,000	2,000	2,000
Case 4		4										
Case 5		5										
Case 6		6										
Case 7		7										
Case 8		8										
Case 9		9										
Case 10		10										
CURRENT CASE	NO GROWTH	1	2,000	2,000	2,000	2,000	2,000	2,000	2,100	2,000	2,000	2,000

EXHIBIT F - KENYA BOARD PRESENTATION

Project Tar Heel
Panther Portfolio Presentation

Realty Trust Board Meeting

December 12, 2002

TABLE OF CONTENTS

I. Portfolio Overview

PORTFOLIO OVERVIEW

	Property Name	City	State	Year Built / Renovated	Anchor Tenant(s)	GLA	# of Tenants	9/30/2001 Occupancy	IRR	Asset Quality
1	Boling Creek	Roanoke Rapids	NC	1992	Food Lion	41,090	1	100.00%	12.83%	B
2	Braves Village	Myrtle Beach	SC	1985	Food Lion	59,762	15	77.29%	11.46%	B
3	Brookneal	Brookneal	VA	1993	Food Lion	28,161	1	100.00%	10.67%	B
4	Celebration	Raleigh	NC	1979	CVS and Pulse Ath. Club	125,937	34	76.80%	11.61%	B
5	Crossroads	Jacksonville	FL	1987	Food Lion	72,136	23	97.57%	10.89%	B
6	Dukes Plaza	Harrisonburg	VA	1997	Farmer Jack (A&P)	139,956	31	58.59%	13.57%	C
7	Durham Festival	Durham	NC	1968	Kroger	131,825	19	100.00%	10.11%	A
8	Eastgate NC	Pensacola	FL	1966	Brooks a Million	52,575	34	76.96%	12.04%	B
9	Eastgate FL	Raleigh	NC	1981	Winn-Dixie	181,910	11	100.00%	12.04%	B
10	Falls Pointe	Raleigh	NC	1968	Winn-Dixie	135,056	28	65.28%	10.91%	A
11	Food Lion Plaza	Petersburg	VA	1984	Food Lion	50,280	10	61.89%	11.16%	C
12	Gateway	Wilson	NC	1992	Kmart	167,207	12	40.42%	12.57%	B
13	Grove Park	Orangeburg	SC	1991	Bi-Lo	106,617		99.33%	12.12%	B
14	Hollywood Festival	Hollywood	FL	1968	Winn-Dixie and Eckerd	135,056	23	87.79%	11.51%	B
15	Keysville	Keysville	VA	1993	Food Lion and Rite-Aid	40,227	2	100.00%	10.59%	C
16	Lake Pointe	W Palm	FL	1997	Winn-Dixie and Walgreens	119,570	30	80.71%	10.96%	C
17	Lake Washington	Melbourne	FL	1987	Publix	119,208	28	83.43%	12.00%	A
18	Lenoir Festival	Lenoir	NC	1968	Kmart and Bi-Lo	144,239	4	100.00%	12.61%	B
19	Market Square	Danville	VA	1989	Food Lion and CVS	55,909	9	95.71%	11.59%	B
20	Merchants Festival	Marietta	GA	1984	Pier 1 Imports	151,820	48	24.17%	11.49%	B
21	Millpond Office	Cary	NC	2001	n/a	99,418	5	5.03%	12.26%	B
22	Millpond Retail	Cary	NC	2001	Lowes	107,857	36	67.22%	11.97%	A
23	Mobile Festival	Mobile	AL	1986	Marshall's and Office Max	525,505	40	83.90%	13.70%	B
24	Oakland Park	Oakland Park	FL	1966	Winn Dixie and Eckerd	132,226	20	64.35%	11.87%	B
25	Park Place	Raleigh	NC	1999	Food Lion and Carkmike Cinemas	139,811	22	98.13%	11.28%	A
26	Patriot Plaza	Mount Pleasant	SC	1997	Bi-Lo and Staples	115,632	32	94.05%	11.51%	B
27	Peak Plaza	Apex	NC	1999	Food Lion	67,498	18	88.89%	13.34%	A
28	Robertson Corners	Charleston	SC	1998	Food Lion	47,640	8	100.00%	11.67%	B
29	South Cobb Festival	Smyrna	GA	1967	Cub Foods	77,961	5	100.00%	11.37%	B
30	Square One	Jenson Beach	FL	1989	Home Depot and Petsmart	197,731	28	92.41%	10.50%	C
31	Stanton Square	Greenville	NC	1985	Food Lion	125,094	19	71.93%	11.29%	B
32	Tower	Raleigh	NC	1976	Food Lion and Kerr Drug	153,077	30	90.01%	12.38%	B
33	Town Square	Roanoke	VA	1998	Food Lion	301,561	39	66.32%	11.20%	B
34	Towne Centre	Mount Pleasant	SC	1999	Gap, Barnes & Noble & Bed Bath Beyond	427,270	69	94.82%	11.49%	A
35	University Mall	Blacksburg	VA	1973	Virginian Tech Math Emporium	167,461	20	100.00%	11.55%	B
36	University Plaza	Pembroke	NC	1986	Spa Health Club	142,372	5	95.34%	12.63%	B
37	University Shoppes	Conway	SC	1997	Food Lion and Revco	54,124	12	100.00%	11.09%	B
38	Waverly Place	Cary	NC	1987	Eckerd and Wallspring	181,338	50	75.74%	12.09%	B
	Total					**5,122,117**	**821**	**80.94%**	**11.69%**	

PORTFOLIO OVERVIEW

EAGLES PORTFOLIO	PANTHERS PORTFOLIO	COMBINED PORTFOLIO
81 Properties	37 Properties	118 Properties



Gross Leaseable Area (sq. ft.)
0-100,000
100,000 - 300,000
300,000 - 600,000
600,000 - 1,000,000
1,000,000 & above

PORTFOLIO OVERVIEW

EAGLES TOP TENANTS						
Tenant Name	No. of Stores	Leased Area	% of Leased GLA	Annualized Base Rent	% of Annual Rent	Rent Per S
Wal-Mart	12	1,138,228	10.7%	$5,044,934	6.3%	$4.43
Kmart	7	667,853	6.3	2,518,035	3.1	3.77
Ahold [1]	4	301,630	2.8	2,439,162	3.0	8.05
T J Maxx/Marshall's/HomeGoods	8	240,988	2.3	1,972,194	2.5	8.18
Shop Rite	3	167,133	1.6	1,913,850	2.4	11.45
Food Lion [2]	6	174,123	1.6	1,200,468	1.5	6.89
Fashion Bug [3]	15	138,666	1.3	1,125,897	1.4	8.12
Albertson's/Acme Markets	3	160,812	1.5	1,019,704	1.3	6.34
Sports Authority	2	96,035	0.9	931,963	1.2	9.70
Ames	4	338,125	3.2	868,253	1.1	2.57
Total Top Ten Tenants	64	3,423,593	32.2%	$19,034,460	23.8%	$5.56

PANTHERS TOP TENANTS						
Tenant Name	No. of Stores	Leased Area	% of Leased GLA	Annualized Base Rent	% of Annual Rent	Rent Per S
Food Lion [2]	14	468,448	10.6%	$3,958,614	8.8%	$8.45
Kroger	2	134,490	3.1	2,157,552	4.8	16.04
Winn-Dixie	5	244,329	5.6	2,015,870	4.5	8.25
Consolidated Theaters	1	61,396	1.4	1,335,363	3.0	21.75
Kmart	2	186,747	4.2	1,174,690	2.6	6.29
Wal-Mart	2	203,528	4.6	1,093,528	2.4	5.37
Phar-Mor	2	139,116	3.2	1,017,158	2.3	7.31
Virginia Tech University	3	97,806	2.2	799,461	1.8	8.17
Ahold [1]	3	121,628	2.8	798,954	1.8	6.57
Home Depot	2	101,915	2.3	760,467	1.7	7.46
Total Top Ten Tenants	36	1,759,403	40.0%	$15,111,657	33.7%	$8.59

PROFORMA COMBINED TOP TENANTS						
Tenant Name	No. of Stores	Leased Area	% of Leased GLA	Annualized Base Rent	% of Annual Rent	Rent Per S
Wal-Mart	14	1,341,756	8.9%	$6,138,462	4.9%	$4.57
Food Lion [2]	20	642,571	4.3	5,159,082	4.1	8.03
Kmart	9	854,600	5.7	3,692,725	3.0	4.32
Ahold [1]	7	423,258	2.8	3,238,116	2.6	7.65
Krogers	4	233,105	1.5	2,498,346	2.0	10.72
Winn Dixie	5	244,329	1.6	2,015,870	1.6	8.25
T J Maxx/Marshall's/HomeGoods	8	240,988	1.6	1,972,194	1.6	8.18
Shop Rite	3	167,133	1.1	1,913,850	1.5	11.45
Home Depot	4	232,824	1.5	1,420,467	1.1	6.10
Fashion Bug [3]	18	167,266	1.1	1,361,847	1.1	8.14
Total Top Ten Tenants	92	4,547,830	30.2%	$29,410,959	23.6%	$6.47

[1] Includes Bi-Lo and Stop&Shop brands
[2] Owned by Delhaize
[3] Owned by Charming Shoppes, Inc.

Note: Tenants sorted by percent of annual rent.

PORTFOLIO OVERVIEW

NOI COMPARISON

Eagles

Location	Properties	NOI	Percent of NOI
PA	30	$29,492,383	37.30%
NJ	7	11,454,406	14.49%
GA	11	10,054,447	12.72%
NY	6	6,982,294	8.83%
MD	3	5,790,144	7.32%
CT	7	3,561,058	4.50%
VA	3	3,249,606	4.11%
6 STATES UNDER 1%	7	2,936,074	3.71%
FL	3	2,739,562	3.47%
SC	2	1,864,573	2.36%
NC	2	937,862	1.19%
TOTAL	81	$79,062,409	100.00%

Panthers

Location	Properties	NOI	Percent of NOI
NC	14	$8,942,568	27.56%
SC	6	7,945,448	24.48%
FL	7	6,270,601	19.32%
VA	7	4,766,734	14.69%
AL	1	2,720,038	8.38%
GA	2	1,805,717	5.56%
TOTAL	37	$32,451,109	100.00%

PROFORMA NOI

NewCo

Location	Properties	NOI	Percent of NOI
PA	30	$29,492,383	26.45%
GA	13	11,860,164	10.64%
NJ	7	11,454,406	10.27%
NC	17	9,880,430	8.86%
SC	8	9,810,021	8.80%
FL	10	9,010,166	8.08%
VA	10	8,016,340	7.19%
NY	6	6,982,294	6.26%
MD	3	5,790,144	5.19%
CT	7	3,561,058	3.19%
6 STATES UNDER 1%	7	2,936,074	2.63%
AL	1	2,720,038	2.44%
TOTAL	119	$111,513,518	100.00%

2001 Eagles NOI by State



2001 Panthers NOI by State



ProForma 2001 NewCo NOI by State



Source: Panthers portfolio information from September 2001 Confidential Offering Memorandum; Eagles portfolio information from Company.

PORTFOLIO OVERVIEW

GLA COMPARISON

Eagles			
Location	Properties	GLA	Percent of GLA
PA	30	3,526,034	33.70%
GA	11	1,655,202	15.83%
NJ	7	1,359,312	12.99%
CT	7	793,397	7.58%
6 STATES UNDER 1.5%	7	766,253	7.32%
VA	3	629,130	6.01%
NY	6	454,561	4.34%
SC	2	417,392	3.99%
MD	3	405,071	3.87%
FL	3	290,448	2.78%
NC	2	165,231	1.58%
TOTAL	81	10,462,121	100.00%

Panthers			
Location	Properties	GLA	Percent of GLA
NC	15	1,816,829	35.45%
FL	7	957,837	18.69%
SC	6	811,045	15.83%
VA	7	783,555	15.29%
AL	1	525,505	10.25%
GA	2	229,781	4.48%
TOTAL	38	5,124,532	100.00%

PROFORMA GLA

NewCo			
Location	Properties	GLA	Percent of GLA
PA	30	3,526,034	22.62%
NC	17	1,982,050	12.72%
GA	13	1,885,063	12.09%
VA	10	1,412,685	9.06%
NJ	7	1,359,312	8.72%
FL	10	1,248,285	8.01%
SC	8	1,228,437	7.88%
CT	7	793,397	5.09%
6 STATES UNDER 1.5%	7	766,253	4.92%
AL	1	525,505	3.37%
NY	6	454,561	2.92%
MD	3	405,071	2.60%
TOTAL	119	15,586,653	100.00%

2001 Eagles GLA by State



2001 Panthers GLA by State



ProForma 2001 NewCo GLA by State



Source: Panthers portfolio information from September 2001 Confidential Offering Memorandum; Eagles portfolio information from Company.

II. Debt Overview

III. Unleveraged Returns by Property

IV. Individual Property Information

INDIVIDUAL PROPERTY INFORMATION

Bolling Creek
Roanoke Rapids, NC

Year Built / Renovated:	1992
Anchor Tenant(s):	Food Lion
Asset Quality:	B
GLA:	41,090
Occupancy:	100.00%
Purchase Price:	
2000A NOI:	$177,735
2001E NOI: (1)	$204,491
2002E NOI:	$201,287

(1) 2001E NOI is based on 8/1/01 numbers annualized.


FOOD LION

Business strategy:

Bolling Creek is a 7 year, free-standing a 41,009 sq.ft. Food Lion leased at $4.90 psf with 15-1/2 years remaining on a 25 year lease.

INDIVIDUAL PROPERTY INFORMATION

Braves Village
Myrtle Beach, SC

Year Built / Renovated:	1985
Anchor Tenant(s):	Food Lion
Asset Quality:	B
GLA:	59,762
Occupancy:	77.29%
Purchase Price:	
2000A NOI:	$499,429
2001E NOI: [(1)]	$630,219
2002E NOI:	$394,387

(1) 2001E NOI is based on 8/1/01 numbers annualized.


FOOD LION
DELI
BAKERY

Business strategy:

Braves Village is located on a prime corner in the rural town of Socratees, 5 miles inland from Myrtle Beach a prime growth area for future mainland retirement communities. The 13 year old center contains a Food Lion, 8 stores, and 4 pad sites. Food Lion recently expanded into a vacated CVS to now include 40,072 sq.ft., paying $7.40 psf until 9/14. There are two vacancies that should be leased. The center should lease well in the future and appreciate as growth occurs. We plan a cosmetic upgrade and will retain the property in the portfolio. It's purchase price of $59.00 psf and loan of $2,650,000 is conservative for a shopping center of this class.

INDIVIDUAL PROPERTY INFORMATION

Brookneal
Brookneal, VA

Year Built / Renovated:	1993
Anchor Tenant(s):	Food Lion
Asset Quality:	B
GLA:	28,161
Occupancy:	100.00%
Purchase Price:	
2000A NOI:	$138,839
2001E NOI: (1)	$158,994
2002E NOI:	$148,896

(1) 2001E NOI is based on 8/1/01 numbers annualized


FOOD LION

Business strategy:

Brookneal is a free-standing Food Lion of 28,161 sq.ft. with a signed amendment to expand approximately 10,000 sq.ft. This is in a small rural town with very thin demographics with limited value added except for the expansion referenced above.

INDIVIDUAL PROPERTY INFORMATION

Celebration
Raleigh, NC

Year Built / Renovated:	1979
Anchor Tenant(s):	CVS and Pulse Ath. Club
Asset Quality:	B
GLA:	125,937
Occupancy:	76.80%
Purchase Price:	
2000A NOI:	$993,692
2001E NOI: [1]	$1,022,145
2002E NOI:	$821,795

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Celebration is a well-located center in a very affluent neighborhood of North Raleigh. It's anchor tenant, Pulse Athletic Club, is having some financial difficulty and a rent reduction has been projected in our evaluation. Jim Seip has seen this property and his recommendation is to reconfigure the center by tearing down spaces L through P to free up access to space 200 and also to allow more parking as parking is particularly difficult across the mid-section of the center. We are projecting $142,000 in roofing repairs next year. The $5.2M loan on this property comes due in December 2002.

INDIVIDUAL PROPERTY INFORMATION

Crossroads
Jacksonville, FL

Year Built / Renovated:	1987
Anchor Tenant(s):	Food Lion
Asset Quality:	B
GLA:	72,136
Occupancy:	97.57%
Purchase Price:	
2000A NOI:	$375,976
2001E NOI: (1)	$376,760
2002E NOI:	$453,784

(1) 2001E NOI is based on 8/1/01 numbers annualized.


FOOD LION
DELI
BAKERY

Business strategy:

Crossroads is an attractive, well-maintained neighborhood center located on a good corner with visibility and convenient access. It services middle income suburban residential comprised mostly of condos and apartments. However, not being on the area's dominant commercial artery will limit future growth and occupancy. It contains a Food Lion of 35,700 sq.ft., 16 tenants (35,000 sq.ft.) and 2 vacancies of 1,750 sq.ft. The Food Lion pays $6.21/sq.ft., and expires 8/02. This investment offers stability but low growth and may be a sales candidate to group the REIT's portfolio for management purposes. The proposed acquisition price of $55.00 psf and loan amount of $3,250,000 is conservative.

INDIVIDUAL PROPERTY INFORMATION

Dukes Plaza
Harrisonburg, VA

Year Built / Renovated:	1997
Anchor Tenant(s):	Farmer Jack (A&P)
Asset Quality:	C
GLA:	139,956
Occupancy:	58.59%
Purchase Price:	
2000A NOI:	$663,321
2001E NOI: [(1)]	$941,307
2002E NOI:	$478,637

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Dukes Plaza is a declining 14-year old strip center located in a small town that economically benefits from the commerce traffic on Interstate 81 that runs the foothills of western Virginia. The Center is too large for the market, containing 140,000 sq.ft., including a 39,000 sq.ft. Farmer Jack Supermarket rented at $8.33psf, expiring 10/07, an 11,000 sq.ft. CVS (subleased to Dollar General) expiring 11/07, and 13 tenants containing 30,150 sq.ft. and 11 vacant stores containing 59,450 sq.ft. (42% of the GLA). The proposed acquisition price of $26 psf is below the debt of $3,905,000. The acquisition price of $26.00 psf is within the range improved land value which will facilitate various investment alternatives including sale, reducing the building size and leasing or sale for alternative uses. All the above will be pursued.

INDIVIDUAL PROPERTY INFORMATION

Durham Festival
Durham, NC

Year Built / Renovated:	1968
Anchor Tenant(s):	Kroger
Asset Quality:	A
GLA:	131,825
Occupancy:	100.00%
Purchase Price:	
2000A NOI:	$940,173
2001E NOI: [(1)]	$959,165
2002E NOI:	$836,315

(1) 2001E NOI is based on 8/1/01 numbers annualized.


Kroger

Business strategy:

Durham Festival is an older center which has gone through several renovations. When we expected the property in August and again in September, the renovation by Kroger of their store was almost completed. This center is very close in proximity to The University of North Carolina. The Hancock's Fabric lease is expected to renew and the replacement of Athlete's Foot is underway. This center does have some deferred maintenance. We projected $75,000 the first year for roofing in our immediate repairs list. This is definitely a long term hold, as there are limited barriers to entry from new competition. There is attractive debt with a balance of $6.35M due in November 2005.

INDIVIDUAL PROPERTY INFORMATION

Eastgate NC
Raleigh, NC

Year Built / Renovated:	1966
Anchor Tenant(s):	Brooks a Million
Asset Quality:	B
GLA:	52,575
Occupancy:	76.96%
Purchase Price:	
2000A NOI:	$1,012,888
2001E NOI: (1)	$1,038,245
2002E NOI:	$1,001,473

(1) 2001E NOI is based on 8/1/01 numbers annualized.


BOOKS-A-MILLION

Business strategy:

East Gate is an older center. Books A Million does reasonably well. It's in a good location on the north side of Raleigh with good demographics. Kerr Drugs should renew. We are anticipating spending $5,000 towards storm, sewer and drainage problems. The center is somewhat dated, but due to the nature of the tenancy, a major overhaul is probably not economically worthwhile. This property secures a $2.5M line of credit, with an outstanding balance of $0 as of December 2001. This line of credit expires February 2002.

INDIVIDUAL PROPERTY INFORMATION

Eastgate FL
Pensacola, FL

Year Built / Renovated:	1981
Anchor Tenant(s):	Winn-Dixie
Asset Quality:	B
GLA:	181,910
Occupancy:	100.00%
Purchase Price:	
2000A NOI:	$398,791
2001E NOI: (1)	$445,256
2002E NOI:	$428,214

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

East Gate Plaza is a 20 year old, once dominant, community center that has been negatively impacted over the past 10 years by the proliferation of newer shopping centers, with better tenants. However, it is on a prime corner and will be resurrected by the adjacent development of a new Wal-Mart Superstore and Sam's Club that will open by March 2002. The proposed acquisition price of $51.50 psf and mortgage loan of $6,750,000 ($37.00) is conservative facilitating a plan for redevelopment and upgrading of tenancy over the next few years.

INDIVIDUAL PROPERTY INFORMATION

Falls Pointe
Raleigh , NC

Year Built / Renovated:	2001
Anchor Tenant(s):	Harris Teeter
Asset Quality:	A
GLA:	98,105
Occupancy:	65.28%
Purchase Price:	
2000A NOI:	UC
2001E NOI: (1)	$4,862
2002E NOI:	$1,317,913

(1) 2001E NOI is based on 8/1/01 numbers annualized.


ROTH

Business strategy:

Falls Pointe is a brand new development on the north side of Raleigh, right near the new completed extension of the beltway which connects with the front of the center. Anchored by Harris Teeter and also adjacent to a brand new Kohl's, this is a very strong performer with incredibly high demographics. The average household income in a 2 mile radius is $148,000. This property will need to be completed as leasing is in the final stages and the construction loan will have to be paid off on or before January 2003. Outstanding balance of $7,258,000.

INDIVIDUAL PROPERTY INFORMATION

Food Lion Plaza
Petersburg, VA

Year Built / Renovated:	1984
Anchor Tenant(s):	Food Lion
Asset Quality:	C
GLA:	50,280
Occupancy:	61.89%
Purchase Price:	
2000A NOI:	$264,101
2001E NOI: [1]	$195,323
2002E NOI:	$177,088

(1) 2001E NOI is based on 8/1/01 numbers annualized.


FOOD LION

Business strategy:

Food Lion Plaza is a small neighborhood center on a heavy traffic artery in a small town in central Virginia. The center is negatively impacted by a group of one-story office buildings that limits visibility to its road frontage. The center contains a Food Lion (28,000 sq.ft., leased at $5.31psf until 6/11), 2 tenants (2,700 sq.ft.) and 5 vacant stores (10,700 sf). The proposed purchase price of $30.50 psf and a loan of $700,000 ($13.20) are conservative, and slightly above improved land value. We would pursue the sale of the property to an investor that would systematically convert the center to office, mini storage, flex space, etc. usage over the next decade.

INDIVIDUAL PROPERTY INFORMATION

Gateway
Wilson, NC

Year Built / Renovated:	1992
Anchor Tenant(s):	Kmart
Asset Quality:	B
GLA:	167,207
Occupancy:	68%
Purchase Price:	
2000A NOI:	$989,608
2001E NOI: [(1)]	$1,016,706
2002E NOI:	$900,835

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Gateway Plaza in Wilson is somewhat of a remote location, approximately 1 hour southeast of Raleigh. We are on a good corner, but the marketplace and population is somewhat limited. The biggest issue clearly with this center is reopening the Winn Dixie or replacing Winn Dixie with another supermarket or other tenant. BiLo has expressed some interest. There is one available outparcel, but there is virtually no activity on this. The Party Store is bankrupt. The Kmart does reasonably well at this location. This property should be a candidate to sell once it is released from the CDC loan at maturity.

INDIVIDUAL PROPERTY INFORMATION

Grove Park
Orangeburg, SC

Year Built / Renovated:	1991
Anchor Tenant(s):	Bi-Lo
Asset Quality:	B
GLA:	106,617
Occupancy:	99.33%
Purchase Price:	
2000A NOI:	$551,499
2001E NOI: (1)	$502,830
2002E NOI:	$483,351

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Grove Park is located in Orangeburg, SC, a small rural town, northwest of Charleston. BiLo is the anchor and just expanded. There are some grade changes to the rear leasable area which will be a concern ongoing, but is currently pretty well leased. This is probably a candidate to sell at some point due to the somewhat remote location. It is currently encumbered by the CDC loan with a $3,550,000 allocated balance.

INDIVIDUAL PROPERTY INFORMATION

Hollywood Festival
Hollywood, FL

Year Built / Renovated:	1968
Anchor Tenant(s):	Winn-Dixie and Eckerd
Asset Quality:	B
GLA:	135,056
Occupancy:	87.79%
Purchase Price:	
2000A NOI:	$619,262
2001E NOI: [(1)]	$663,534
2002E NOI:	$715,165

(1) 2001E NOI is based on 8/1/01 numbers annualized



Business strategy:

Hollywood Festival is a large 33-year old neighborhood shopping center well located in the older, high density, lower middle income section of central Florida. It is adjacent to a Publix anchored center of equal size giving the location commercial mass to attract shoppers but also suffers from too much retail serving this neighborhood. The proposed purchase price of $44.50 psf and loan of $4,900,000 ($36 psf) is conservative and facilitates pursuing various redevelopment and retenanting alternatives including reducing the size of the center and replacing with out parcels. We believe there is good growth potential to this center at this price.

INDIVIDUAL PROPERTY INFORMATION

Keysville
Keysville, VA

Year Built / Renovated:	1993
Anchor Tenant(s):	Food Lion and Rite-Aid
Asset Quality:	C
GLA:	40,227
Occupancy:	100.00%
Purchase Price:	
2000A NOI:	$197,606
2001E NOI: (1)	$218,072
2002E NOI:	$201,168

(1) 2001E NOI is based on 8/1/01 numbers annualized


FOOD LION

Business strategy:

Keysville is located in a very small town in rural Virginia. Anchored by a Food Lion and Rite Aid. Indications are that the Rite Aid will stay. This is encumbered by a $1,367,000 mortgage with a 9-1/8% interest rate until July 2015.

INDIVIDUAL PROPERTY INFORMATION

Lake Pointe
W Palm, FL

Year Built / Renovated:	1997
Anchor Tenant(s):	Winn-Dixie and Walgreens
Asset Quality:	C
GLA:	119,570
Occupancy:	80.71%
Purchase Price:	
2000A NOI:	$1,173,319
2001E NOI: (1)	$1,004,907
2002E NOI:	$908,345

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Lakepoint - This is a 4-year old neighborhood center built just west of the Florida Turnpike on the major E/W thoroughfare, Okeechobee Blvd. However, the property is centered between two major retail cores and has market limitations from physical barriers such as the turnpike that defines the market, surrounding wetlands that will limit residential growth as well as its position centered between two other major retail cores. This accounts for its high mortality and continuing vacancy with its small stores (10 stores - vacant containing 23,000 sq.ft. or 12% of center). The proposed purchase price of $86.50 psf is equal to its debt of $10,737,000 and below replacement cost. We plan to market the stores at reduced rentals to attract quality but cost-conscious, destination oriented, retailers and promote the center through Merchant Association events and advertising.

INDIVIDUAL PROPERTY INFORMATION

Lake Washington
Melbourne, FL

Year Built / Renovated:	1987
Anchor Tenant(s):	Publix
Asset Quality:	A
GLA:	119,208
Occupancy:	83.43%
Purchase Price:	
2000A NOI:	$911,984
2001E NOI: (1)	$785,324
2002E NOI:	$765,503

(1) 2001E NOI is based on 8/1/01 numbers annualized.


Publix

Business strategy:

Lake Washington is a large 13-year old neighborhood center located on a prime high traffic intersection (42,000 cars per day) and within good market population of 50,000 people, in 3 miles. However, new center construction, poor plant maintenance and lease plan execution has caused increased small tenant vacancy. The proposed purchase price of $74.50 psf and loan of $6,000,000 ($50.00) allows for plant and tenant upgrade which should be promoted around Publix's planned renovation is 2002. This asset offers growth opportunity with the systematic execution of an asset plan.

INDIVIDUAL PROPERTY INFORMATION

Lenoir Festival
Lenoir, NC

Year Built / Renovated:	1968
Anchor Tenant(s):	Kmart and Bi-Lo
Asset Quality:	B
GLA:	144,239
Occupancy:	100.00%
Purchase Price:	
2000A NOI:	$756,768
2001E NOI: [1]	$760,904
2002E NOI:	$763,502

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Lenoir Festival is located in a small rural town in northwest North Carolina with a very small trade area. BiLo does reasonably well and the lease is guaranteed by Ahold. Jack in the Box just signed a lease for the one outparcel. There are 23 acres next to Kmart. It is questionable whether or not there is any expansion capability here due to wetlands. This is an older center, so maintenance will always be an ongoing issue. We have budgeted $9,000 for exterior repairs for 2002.

INDIVIDUAL PROPERTY INFORMATION

Market Square
Danville, VA

Year Built / Renovated:	1989
Anchor Tenant(s):	Food Lion and CVS
Asset Quality:	B
GLA:	55,909
Occupancy:	95.71%
Purchase Price:	
2000A NOI:	$309,764
2001E NOI: [1]	$310,673
2002E NOI:	$252,193

(1) 2001E NOI is based on 8/1/01 numbers annualized


FOOD

Business strategy:

Market Square is a small, 12 year old neighborhood center in a primary small town (78,000 population in 10 miles) in South Central Virginia. The center serves the immediate residential area with good visibility access and appearance. Food Lion rented at $5.20 psf in rent and expiring in 12/14 represents 57% of the GLA and 47% of the rent with 5 local tenant, 2 dark and paying tenants and 2 vacant stores remaining. The proposed purchase price of $38.30 psf about equal to the loan of $2,040,000 ($35psf) facilitates attracting better quality tenants with economic incentives to provide a platform for higher occupancy and increased rents. The property should be stabilized and eventually sold to local investors to group the REIT's core portfolio for management purposes.

INDIVIDUAL PROPERTY INFORMATION

Merchants Festival
Marietta, GA

Year Built / Renovated:	1984
Anchor Tenant(s):	Pier 1 Imports
Asset Quality:	B
GLA:	151,820
Occupancy:	56%
Purchase Price:	
2000A NOI:	$1,756,981
2001E NOI: (1)	$1,841,976
2002E NOI:	$1,769,000

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Merchant Festival is a well-located, 17 year old community center in the prime suburbs of northern suburban Atlanta (72,000 people in 3 miles with a household income of $95,000). Although the center's design is disjointed and lacks visibility, the commercial strength of the corner overcomes the deficiencies and the Tenant quality is good, and rents high. The only negative factor is the dark and paying supermarket resulting from two companies with drawing from Atlanta. A&P's lease and Ingle's sublease is at $9.48 psf and terminates in 12/04. Regardless, occupancy remains high and renewals and releasing should be economically positive. The proposed purchase price of $104 psf and the loan of $10,000,000 ($65psf) is reasonable for this class of asset and will allow positive returns for capital cost for releasing the supermarket space for other retail uses. Lease up of the Supermarket, focus on tenant renewals and upgrades, start up of tenant promotions and an increase in the quality of plant maintenance should produce steady growth for this asset. This will be a core property for the REIT's portfolio.

INDIVIDUAL PROPERTY INFORMATION

Millpond Office
Cary, NC

Year Built / Renovated:	2001
Anchor Tenant(s):	n/a
Asset Quality:	B
GLA:	99,418
Occupancy:	5.03%
Purchase Price:	
2000A NOI:	UC
2001E NOI: [1]	-$233,721
2002E NOI:	-$267,119

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Millpond Office is part of the retail project. As an office project, it works reasonably well, but the office market in Cary, North Carolina is terrible and not likely to get better for several years. We have assumed that nothing leases up in this property for 36 months and then leases up over the next two years. Most likely strategy here is to padlock the building, shut it down and wait for a user occupant who would buy the building. The construction loan allocated on this and the retail portion is $17,170,000 and comes due December 2002.

INDIVIDUAL PROPERTY INFORMATION

Millpond Retail
Cary, NC

Year Built / Renovated:	2001
Anchor Tenant(s):	Lowes
Asset Quality:	A
GLA:	110,001
Occupancy:	75%
Purchase Price:	
2000A NOI:	UC
2001E NOI: (1)	$402,227
2002E NOI:	$1,354,969

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Millpond Village Retail - we will obviously continue the lease up of this property and also the sale of the 3 out parcels. The other two pads have been sold to a gas station and fast food. We assume, that a skeleton staff will remain from the Konover organization in the office portion and we will also consider the possibility of closing down the building. A sale down the road to a user is the most likely exit strategy. Due to the fact that Konover is paying rent at another location, it might make sense to move them back to Smithfield rather than pay rent at one location and operate another which is largely vacant. The land across the street is 7.1 acres, with three parcels, one sold to a drug store and one to the gas station. The balance is zoned for 27,000 sq.ft. of office.

INDIVIDUAL PROPERTY INFORMATION

Mobile Festival
Mobile, AL

Year Built / Renovated:	1986
Anchor Tenant(s):	Marshall's and Office Max
Asset Quality:	B
GLA:	525,505
Occupancy:	83.90%
Purchase Price:	
2000A NOI:	$2,720,038
2001E NOI: (1)	$2,633,559
2002E NOI:	$2,024,887

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Mobile Festival, is a first generation power, discount and entertainment center that was once dominant is this market but lost its position to new retail formats and developments. Consequently, over 15% of the center is vacant and Wal-Mart (containing 104,000 sq.ft. @ $4.95/sf lease and expiring in November 2006) will be vacating in early 2002 and cause vacancy with other major tenants. As a result, the proposed purchased price of $22.33 psf is about improved land value after demolition cost and well below the loan of $19,10,000 ($36.50/sf). The center will require total redevelopment over the next five years with the demolition of many of the existing buildings to allow new tenant prototype buildings.

INDIVIDUAL PROPERTY INFORMATION

Oakland Park
Oakland Park, FL

Year Built / Renovated:	1966
Anchor Tenant(s):	Winn Dixie and Eckerd
Asset Quality:	B
GLA:	132,226
Occupancy:	64.35%
Purchase Price:	
2000A NOI:	$719,313
2001E NOI: [(1)]	$744,383
2002E NOI:	$671,934

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Oakland Park Festival is a 34 year old, first generation shopping center in Southern Florida, which had some cosmetic improvements in 1992. It is located in a high density, lower income neighborhood and anchored by a 50,000 square foot Winn Dixie Supermarket rented at $6.00 per square foot and expiring 1/02. There is also a 20,000 sq.ft. Post Office rented at $12.24psf on a Year-to-Year Lease and a dark and paying Eckerd's Drug rented at $8.00psf and expiring 8/06. The condition of this center is poor and it is in need of upgrade. There are presently three vacant store comprising 15% of the GLA. The proposed acquisition price of $6.3 million ($48.00 per square foot) and loan of $4.4 million ($33.00 per square foot) will allow investment of capital improvements to pursue alternatives of other tenant upgrades, and reduction of the center's size to pursue a freestanding pad concept and alternative uses. We believe this could be upgraded to a good performer in its class.

INDIVIDUAL PROPERTY INFORMATION

Park Place
Raleigh, NC

Year Built / Renovated:	1999
Anchor Tenant(s):	Food Lion and Carkmike Cinemas
Asset Quality:	A
GLA:	139,811
Occupancy:	98.13%
Purchase Price:	
2000A NOI:	$1,132,339
2001E NOI: (1)	$1,008,227
2002E NOI:	$1,020,006

(1) 2001E NOI is based on 8/1/01 numbers annualized.



MATTRESS CENTER

Business strategy:

Park Place - Located in a growing suburb, west of downtown Raleigh. The biggest issue here is Carmike Cinemas. They restructured the lease in bankruptcy. The center also needs an additional anchor. Home Depot had expressed some interest. There could be a possibility of replacing Food Lion, which is not really a fit for this marketplace. Demographics are stronger than they typically cater to. Between Food Lion and the Cinema, is an expansion area that could fit Home Depot. There is a lot of outparcel activity projected for 2002. Parcel 1, Express Lube sale must be completed. Parcel #2, there's a sale pending for a Barbecue Restaurant and Parcel #3 has already been sold to Burger King and they are proceeding with approvals. Parcel #5, there's a million dollar offer. Parcel #6 is Texaco, #7 is Wendy's, there's a lease out for signature on #9 and a dry cleaner ground lease is in process. Any sales are used to pay down the $9.4M debt, which is a construction loan, due August 2002.

INDIVIDUAL PROPERTY INFORMATION

Patriot Plaza
Mount Pleasant, SC

Year Built / Renovated:	1997
Anchor Tenant(s):	Bi-Lo and Staples
Asset Quality:	B
GLA:	115,632
Occupancy:	94.05%
Purchase Price:	
2000A NOI:	$811,924
2001E NOI: (1)	$889,995
2002E NOI:	$708,673

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Patriots Plaza is an eighteen-year-old community/neighborhood shopping center anchored by Staples, containing 24,000 square feet rented at $8.50psf and expiring 9/12. The BiLo's Supermarket, containing 42,000 square feet and rented at $6.22psf, has given its notice to vacate the property in early 2002. There are 28 other small tenants and only 4 vacancies comprising 6% of the GLA. Although the property has limited frontage on the major artery, its convenient access appears to service the community very well especially with the small tenancy. The BiLo must be replaced immediately and there should be a cosmetic upgrade of the facility. With the limitation the town is putting on further retail development, this should be a good performer and should continue to grow. The sales price of $56.70 psf and a loan of $5.5 million ($47.50 psf) is conservative for this center.

INDIVIDUAL PROPERTY INFORMATION

Peak Plaza
Apex, NC

Year Built / Renovated:	1999
Anchor Tenant(s):	Food Lion
Asset Quality:	A
GLA:	67,498
Occupancy:	88.89%
Purchase Price:	
2000A NOI:	UC
2001E NOI: (1)	$0
2002E NOI:	$503,663

(1) 2001E NOI is based on 8/1/01 numbers annualized



Business strategy:

Peak Plaza is a new development just completed this year in Apex, which is due west of Raleigh. This is a high growth area. The center is located on Highway 55. The western side of 55 is growing dramatically due to the recent expansion of the sewer and water lines to this area. Apex is notoriously difficult and expensive to build in, especially for restaurants due to high impact fees. This property was in a joint venture, so there may be partnership issues to unwind. Wal-Mart is going to be moving in down the street, so this may have an impact in the area. This is also the wrong area for Food Lion. Bi-Lo will be a better candidate and has expressed some interest. There are a number of outparcel sales ending. Number 5 has already been sold to Mencke. Number 6 has a pending sale to Sonic. Number 7 pending sale to Advance Auto. Obviously, these need to be completed. There is also some question on the termination of the mortgage due to the fact that this is a construction project. This loan of $4M may be due in the near future. Information from CSFB indicates a March 2019 expiration.

INDIVIDUAL PROPERTY INFORMATION

Robertson Corners
Charleston, SC

Year Built / Renovated:	1998
Anchor Tenant(s):	Food Lion
Asset Quality:	B
GLA:	47,640
Occupancy:	100.00%
Purchase Price:	
2000A NOI:	$400,634
2001E NOI: [(1)]	$395,417
2002E NOI:	$371,451

(1) 2001E NOI is based on 8/1/01 numbers annualized.


FOOD LION

Business strategy:

Robertson Corner is a three-year-old neighborhood center located in a small, South Carolina town located 1/2 mile from Interchange 57 of I-95. It is on a prime intersection with good access and visibility. This center is new and attractive and has cannibalized tenants from a center located to its rear. It contains a 33,000 square foot Food Lion rented at $8.90psf and expiring on 9/18. The second largest tenant is an 8,640 square foot Sears Appliance rented at $6.25psf which appears weak and could possibly vacate. The proposed sale price of $65.90 psf and a loan of $2.5 million ($52.50 per square foot) is representative of this type of center in this location. This center should be stabilized and will be kept in the REIT's portfolio

INDIVIDUAL PROPERTY INFORMATION

South Cobb Festival
Smyrna, GA

Year Built / Renovated:	1967
Anchor Tenant(s):	Cub Foods
Asset Quality:	B
GLA:	77,961
Occupancy:	100.00%
Purchase Price:	
2000A NOI:	$48,736
2001E NOI: [(1)]	$216,195
2002E NOI:	$21,952

(1) 2001E NOI is based on 8/1/01 numbers annualized.


Cub Foods

Business strategy:

SouthCobb Festival is on a ground lease to Cub Foods who built the building. The actual property that is be acquired is 17,000 feet which is two small tenants. There is an expansion area of 4,000 sq.ft. next to Cub Foods. Cub is bankrupt and leaving. But through the ground lease, there is still a possibility that we will receive income from this space. There is no mortgage on this property. As the Cub Food situation solidifies, this property is definitely a candidate to sell.

INDIVIDUAL PROPERTY INFORMATION

Square One
Jenson Beach, FL

Year Built / Renovated:	1989
Anchor Tenant(s):	Home Depot and Petsmart
Asset Quality:	C
GLA:	197,731
Occupancy:	92.41%
Purchase Price:	
2000A NOI:	$1,457,861
2001E NOI: (1)	$1,554,645
2002E NOI:	$1,250,107

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Square One is an eleven-year-old center that is located directly across Route 1 from Simon Property Groups Treasure Coast Square's Regional Mall. Although the property has excellent location, it is situated on a narrow rectangular lot with poor frontage and visibility from the main highway congesting access and interior traffic. The center is dominated by a 102,000 square foot Home Depot that represents 52% of the GLA and 34% the rent (Rent is $5.10 per square foot). Their Lease expires in January 2005. In our judgment, Home Depot will vacate over the next few years for a new prototype store unraveling the other tenancy. However, the proposed acquisition price of $48.58 psf which is only slightly high that the $9.50 million existing mortgage will make it economically viable to redevelop the center when this occurs. We will immediately prepare redevelopment concepts and begin to market the center in anticipation of this redevelopment

INDIVIDUAL PROPERTY INFORMATION

Stanton Square
Greenville, NC

Year Built / Renovated:	1985
Anchor Tenant(s):	Food Lion
Asset Quality:	B
GLA:	125,094
Occupancy:	71.93%
Purchase Price:	
2000A NOI:	$507,464
2001E NOI: (1)	$681,113
2002E NOI:	$584,514

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

Stanton Square is located in Greenville, North Carolina which is an hour or more southeast of Raleigh. Greenville has two major economic anchors. One is East Carolina State University. The second is a large medical facility which is the regional health care provider for most of southeast North Carolina. The biggest issues here are the opening of the dark and paying Viquest Healthcare Rehab facility. They acquired the lease from an athletic club and as of September, had not opened. Also the balance of the former Food Lion space, R2, must be occupied. The center itself is old and in need of some renovation. We projected $200,000 for excessive slab movement, paving, stripping, roofing in our deferred maintenance cost in our bid proposal. Due to the location of this asset, it may be a sale candidate. The Food Lion did recently relocate and expand in the center.

INDIVIDUAL PROPERTY INFORMATION

Tower
Raleigh, NC

Year Built / Renovated:	1976
Anchor Tenant(s):	Food Lion and Kerr Drug
Asset Quality:	B
GLA:	153,077
Occupancy:	90.01%
Purchase Price:	
2000A NOI:	$686,270
2001E NOI: (1)	$748,316
2002E NOI:	$722,747

(1) 2001E NOI is based on 8/1/01 numbers annualized.



FOOD LION
BAKERY

Business strategy:

Tower Shopping Center is located right off the I-440 beltway on Highway 64 in a middle income area. It's an older center, but very well trafficked. The Food Lion does quite well. The biggest issue here will be to replace the Kimble's Furniture store which is paying very little rent. Also we will finalize a deal for the former theater which will most likely need to be torn down. The former theater end cap, might be converted to an outparcel because it is on a fairly busy street. Long term, this is a good asset. Although aged, with regular maintenance, it will be a good performer. We projected $109,000 of repairs and maintenance in our immediate repairs estimate.

INDIVIDUAL PROPERTY INFORMATION

Town Square
Roanoke, VA

Year Built / Renovated:	1987
Anchor Tenant(s):	Office Max, Michaels, Phar Mor
Asset Quality:	B
GLA:	301,561
Occupancy:	66.32%
Purchase Price:	
2000A NOI:	$1,996,066
2001E NOI: [1]	$1,856,118
2002E NOI:	$1,604,000

(1) 2001E NOI is based on 8/1/01 numbers annualized



Business strategy:

Town Square is a large fourteen-year-old community center located in the commercial core of the older residential and light industrial (regional airport) section of Roanoke, Virginia. This property, which is separated into two parts by a public street, is off the major thoroughfare, but within a large but aging commercial section (being revitalized by new tenant concepts such as a Sam's Club). The center is being dealt a blow by the bankruptcy of its largest tenant, a 78,000 square foot Phar Mor rented at $5.67psf. The proposed acquisition price of approximately $51.25 psf is slightly above the existing loan of $14.6 million. This price should make it economically viable in pursuing various investment alternatives including redevelopment of the to accommodate newer retail store prototypes and the reduction of the size of retail use by pursuing alternative uses

INDIVIDUAL PROPERTY INFORMATION

Towne Centre
Mount Pleasant, SC

Year Built / Renovated:	1999
Anchor Tenant(s):	Gap, Barnes & Noble & Bed Bath Beyond
Asset Quality:	A
GLA:	427,270
Occupancy:	94.82%
Purchase Price:	
2000A NOI:	$5,239,479
2001E NOI: (1)	$5,135,567
2002E NOI:	$4,968,216

(1) 2001E NOI is based on 8/1/01 numbers annualized



Business strategy:

Towne Centre, is a two-year-old classic lifestyle, entertainment center servicing the city of Charleston and its northern suburbs. The proposed acquisition price of $122.25 psf reflects the newness of the concept, the high rental structure, the vulnerability to the multi-screen theater concept that represent 14% of the GLA and 20% of the total rent and the weakness of some of the store locations relative to visibility and customer traffic. Since this retail concept does not conform to our typical portfolio, we would seek to sell this too local investors or national investors that specialize in this type of investments.

INDIVIDUAL PROPERTY INFORMATION

University Mall
Blacksburg, VA

Year Built / Renovated:	1973
Anchor Tenant(s):	Virginian Tech Math Emporium
Asset Quality:	B
GLA:	167,461
Occupancy:	100.00%
Purchase Price:	
2000A NOI:	$1,164,069
2001E NOI: (1)	$1,046,105
2002E NOI:	$1,201,572

(1) 2001E NOI is based on 8/1/01 numbers annualized.



Business strategy:

University Mall is twenty year old minor retail mall facility located adjacent to Virginia Tech University. The University leases some 95,000 square feet representing 72% GLA and 70% of the total rent. There is also a strong CVS drug store occupying 13,000 square feet at $2.65 per square foot. The property is 100% occupied with a new smaller tenants in an enclosed mall environment. The property represents a stable investment with upside potential in the redevelopment and the de-malling of the center. The proposed acquisition price of $65.63 psf with a loan of $6.9 million is reasonable for this type of asset. There could be significant upside appreciation in the future sale of the property to the University.

INDIVIDUAL PROPERTY INFORMATION

University Plaza
Pembroke , NC

Year Built / Renovated:	1998
Anchor Tenant(s):	Food Lion
Asset Quality:	B
GLA:	38,600
Occupancy:	95.34%
Purchase Price:	
2000A NOI:	$250,167
2001E NOI: (1)	$237,404
2002E NOI:	$232,540

(1) 2001E NOI is based on 8/1/01 numbers annualized.


FOOD LION

Business strategy:

University Plaza is located in Pembroke, NC in northwestern North Carolina. This is a fairly new Food Lion center recently completed. There's some question as to the balance of the term on the $1.8M dollar loan. We must confirm this. There are three out parcels with very little activity. We will have to monitor and try to lease.

INDIVIDUAL PROPERTY INFORMATION

University Shoppes
Conway, SC

Year Built / Renovated:	1997
Anchor Tenant(s):	Food Lion and CVS
Asset Quality:	B
GLA:	54,124
Occupancy:	100.00%
Purchase Price:	
2000A NOI:	$432,352
2001E NOI: [(1)]	$424,080
2002E NOI:	$399,530

(1) 2001E NOI is based on 8/1/01 numbers annualized.


FOOD LION

Business strategy:

The University Shops is a small neighborhood shopping center having frontage and visibility to the major east/west artery to Myrtle Beach. The center is four years and in excellent condition. It is presently 100% occupied and anchored by a Food Lion, which represent 61% of the GLA and 52% of the total rent. It is located in a high growth area that presently offers stable rent and potential growth as the community expands. The proposed sales price $64.46 is below cost and reasonable for this type of property.

INDIVIDUAL PROPERTY INFORMATION

Waverly Place
Cary, NC

Year Built / Renovated:	1987
Anchor Tenant(s):	Eckerd and Wellspring Market
Asset Quality:	B
GLA:	181,338
Occupancy:	75.74%
Purchase Price:	
2000A NOI:	$794,119
2001E NOI: [1]	$868,677
2002E NOI:	$1,034,968


THE RAM'S HEAD GRILLE

Business strategy:

Waverly Place is in a very high end area of Cary, North Carolina. Average household income in a 1 mile radius is $100,000 a year. Also the medical center is diagonally across the intersection. The configuration of this center is very unusual, but the anchor of Workbench and several high end restaurants, as well as the brand new Wells Spring Grocery Store, leaves the potential for a release and redesign as a lifestyle center. We have valued it based on an "as is" low rent stabilization analysis. There could be great upside in this center by repositioning it in this high end area. There's a similar project, although smaller, nearby, called McGregor which we toured. This is a good prototype for what Waverly could become. Reportedly, there's a study being done to convert this into a lifestyle center. It was supposed to be done in December 2001. There's virtually no accounts receivable at this center.

EXHIBIT G - KENYA UPGRADES ON ACQUIRED PROPERTIES

MEMORANDUM

TO:
FROM:
SUBJECT: UPGRADES ON PROPERTIES IN 2001
DATE: 1/15/02

Bensalem Square Shopping Center

- Landscaping was upgraded throughout the property. Major landscaping was done at entranceways where all vegetation was cut down and all trees shaped up in order for the property to be in full view from the roadway.
- Major overlay work was completed in the past year.
- Contractors were changed in order to elevate the appearance and aesthetics of the shopping center.
- Presently underway is a project to replace the façade of the center and should be completed within two weeks of this letter.
- Some concrete repairs were made throughout the property.

Bristol Commerce Park Shopping Center

- Landscaping has been heavily addressed at this property.
- An on-site maintenance employee was hired.
- Major paving and restriping was done at the Superfresh lot and the ring road.
- Other maintenance items were also addressed at this property including but not limited to, the painting and repair work of ballards around the center and all tenant and directional signage was also addressed.

Collegetown Shopping Center

- Landscaping was addressed at this center and increased dramatically.
- A full time on-site maintenance employee was hired to do sign repair, painting, etc.
- Repaving and restriping were completed on the Kmart parking lot and the Gulf gas station parking lot.

- A roofing consultant was hired this year to re-roof the shopping center. About 1/3 of the property was completed in 2001. The remainder is expected to be completed over the next two years.
- Canopy signs throughout the center have been repaired. Old vacant store signs were taken down and new signs were put in or new façade work was done.

Pilgrim Gardens Shopping Center

- All of the light pole bases were painted in the center.
- An on-site maintenance employee was hired to maintain the center on a daily basis.

69th Street Drug Emporium Plaza Shopping Center

- An on-site maintenance employee was hired to elevate the appearance of the center.
- A new contractor was hired for landscaping.
- Repairs were made to the canopy.
- New trashcans were purchased for the entire center.
- The entire shopping center parking lot paving was seal coated and restriped in 2001.

Village at Mableton Shopping Center

- Extensive landscaping was done at the property.
- The parking lot was restriped.
- Old vacant tenant signs were removed.
- All of the columns in the shopping center were repainted.
- All directional signage was replaced where needed.

Park Plaza Shopping Center

- There was a major clean up of landscaping.
- Fire lanes were repainted.
- Signage throughout the center was repaired and replaced. In addition, several ballards and directional signage was also either repaired and / or replaced.

Northpark Center Shopping Center

- The landscaping was upgraded and elevated.
- Directional signage and handicap signs were added to the center in 2001.

Douglasville Crossing Shopping Center

- Cart corals were removed at both Cub Food and Wal Mart.
- Vacant stores were cleaned up and pressure washed.
- The façade of the Cub Food space was repainted.
- All columns were pressure washed.

- General maintenance and repair items were done in 2001.
- All of the light poles were painted.
- 20 handicap signs were added in 2001.
- All graffiti and rust areas in the back of center were painted over.
- All missing signs and repairs to directional signage and handicap signs were completed in 2001. 14 missing car stops in front of the handicap parking spaces were also replaced.

Snellville Oaks Shopping Center

- Landscaping was cleaned up considerably at the center.
- All handicap signs were repaired and/or replaced.
- The Wal Mart facia and façade was repainted.
- Broken fences were fixed and the back of the center was cleaned up.

Tifton Corners Shopping Center

- The entire shopping center parking lot was restriped.
- All of the light poles were repainted.
- The façade of the center was repainted.
- 8 handicap poles and signs were replaced.
- The major sinkhole in the back of the center was repaired.
- The entire center, both façade and concrete was pressure washed.

Bainbridge Town Center Shopping Center

- All sidewalk and columns were pressure washed.
- Landscaping was upgraded considerably at this center.
- All speed bumps were repaired.
- Handicap signs and parking stalls were installed and/or replaced.

East Main Center Shopping Center

- All sidewalk and columns were pressure washed in June 2001.
- Landscaping was increased at the shopping center.
- All graffiti was removed from the rear of the building.
- The parking lot was restriped in 2001. The parking lot is scheduled to be repaired and overlayed in 2002.

Village Oaks Shopping Center

- 25% of the shopping center received a new roof.
- The shopping center was restriped. Major parking lot repairs are scheduled in 2002.

Bethlehem Square Shopping Center

- Major concrete replacement was completed.
- Exterior wall painting was completed in September 2001.

Valley Fair Shopping Center

- $70,000 was spent in re-roofing, specifically the Oskar Huber and Gator's Restaurant area.
- A new pylon sign was introduced at Valley Fair.

Whitehall Square Shopping Center

- All new handicap signs with ballards were installed.
- Landscaping was cleaned up considerably.

Barn Plaza Shopping Center

- Landscaping was increased dramatically at the center.
- Major parking lot repairs and restriping was done this year.

Lakewood Plaza Shopping Center

- The rear and side walls of the shopping center were repainted.
- Landscaping at the front of the center was redone.
- General maintenance repair items were completed in 2001. Painting the pylon signs, painting of the pillars in front of the stores and repairing the fence across the rear of the property was completed.

Suburban Plaza Shopping Center

- Storm drains were repaired throughout the back of the center.
- The entire shopping center walls were repainted.
- Landscaping in the front of the center along the sidewalk and curb lines was upgraded.
- Restriping and repaving of several areas in the shopping center was completed in 2001.

Campus Village Shopping Center

- Restriping, seal coating and overlay of the parking lot was completed.

Coral Hills Shopping Center

- Metal fascia was repaired throughout the center as well as taking down the old restaurant.
- Restriping, repairing and overlay of the parking lot was completed.

Marumsco-Jefferson Plaza Shopping Center

- Major parking lot repairs were completed in the center. This was in the range of $250,000 - $300,000.
- The HVAC system at the 690 building is also underway and under contract to be repaired.

Fox Run Shopping Center

- Major concrete repairs were completed. $100,000 was also spent in main drive asphalt repair.

Bradford Mall Shopping Center

- Restriping of the parking lot was completed.
- Several concrete repairs to the sidewalk and major asphalt overlay repair in front of Kmart was completed.
- General repair and maintenance work was also completed throughout the year.

Franklin Center Shopping Center

- Major painting was done throughout the center. For example, the storefront fascia area was completely painted around the center. All parking lot light poles were painted throughout the center. The rear of the Lowe's building was painted. The sign marquee was painted along with the water tower.
- Paving, parking lot and curb repairs were all completed in June 2001.

Park Hills Plaza

- Parking lot striping was completed this past year.
- Painting of the storefront sign band, canopy poles, parking lot poles and the rear of the center were completed in August 2001.
- The paving of the Denny's parking lot and of the ring road going around the center and coming off of Orchard Blvd. was all completed in July 2001.
- Landscaping was redone at all entranceways in May 2001.

Groton Square Shopping Center

- Major wall repair was done around the entire rear of the building as well as painting of the entire rear of the building. This was in excess of $180,000.

- The pylon sign at Groton Square was completed in 2001. Upcoming in 2002, will be repairing and replacing the canopy roof and façade band.
- Major repairs were done to a sinkhole in the rear and side of the building.

Manchester Kmart Plaza Shopping Center

- $35,000 was budgeted in lighting repairs. We spent in excess of $60,000 for lighting upgrades at the shopping center.
- Several downspouts and gutters were replaced.
- We had Kmart remove their garden department off of the parking lot, which was situated in the drive lane. It is now inside their fenced area.
- Upgraded the landscaping tremendously at this center.
- Bumper guards and damaged curbs were repaired throughout the center.
- General repair and maintenance was also accomplished at this center with sidewalks being pressure washed, signage being repaired, graffiti being repainted and potholes repaired throughout the center.

The Mall at Cross County Shopping Center

- Renovation of the floors on the interior of the mall was completed.
- Replacement of several entranceway doors was completed.
- A portion of the interior of the mall was painted.
- An outside consultant was brought in to investigate the retaining wall problem at the rear of the center. This project is going to be completed in 2002.
- Landscaping was redone in the exterior of the shopping center. Several new islands were introduced into the landscaping project.
- The majority of the parking lot was restriped. All railings and fire exits and walkways and parking lot areas were repainted where necessary.
- The pylon sign was repaired and repainted.
- All lighting was fixed.
- All tenant store names were repaired on the pylon sign.
- A new holiday program was put into place at Cross County Mall this past year, which generated income and increased mall sales an average of 8% during that time period.

Highridge Plaza Shopping Center

- All curb repairs were completed in 2001.
- Landscaping was overhauled.
- An on-site maintenance employee was hired to upkeep the center on a daily basis.
- Light poles and the back fence along the building were repaired.

North Ridge Shopping Center

- $200,000 was spent on re-roofing in 2001. Another $125,000 will be spent in 2002.

- Two office-building hallways were repainted in 2001. The carpet in those hallways was also replaced.
- Approximately 50% of the windows were replaced in the office building which were either leaking or had damaged seals.
- The parking lot was restriped and the landscaping was upgraded.
- Two HVAC units were replaced.
- Contract cleaning was replaced by in-house maintenance.

Village Square Shopping Center

- Landscaping was upgraded.
- The parking lot was restriped.
- All curbing was either repaired and/or replaced.
- Replaced contract service with in-house maintenance.

Parkway Plaza I & II Shopping Center

- These centers were basically kept to a minimum as far as repairs are concerns. Graffiti was painted over. Landscaping was increased somewhat to help the aesthetics of the center. Some parking lot repairs were made. But for the most part, these centers were kept as is through 2001.

Stratford Square Shopping Center

- A major portion of the work that was done was revamping the entire parking lot. Approximately ½ the lot was overlayed. The remainder of this shopping center will be done in 2 phases. We spent approximately $450,000 in 2001 in consultant fees and paving and parking lot repairs.

Wampanoag Plaza Shopping Center

- Landscaping was upgraded.
- The vacant office building was cleaned up.
- Repaired and/or replaced damaged site lighting.
- All canopy lighting was repaired.
- Replaced all damaged gutters and downspouts.
- Painted the back wall and striped the parking lot.
- The trench drain was repaired.